                                                          PROSPECTUS/MAY 1, 1999



                                 SHORT DURATION
                                   HIGH-YIELD
                                 MUNICIPAL FUND


                                   HIGH-YIELD
                              MUNICIPAL BOND FUND




                              [LOGO APPEARS HERE]

                         ----------------------------

                         AMERICA'S VALUE INVESTOR (R)

Prospectus/May 1, 1999


Heartland Short Duration High-Yield Municipal Fund

Heartland High-Yield Municipal Bond Fund

This prospectus contains information you should know about the following mutual fund portfolios of Heartland Group, Inc. (the "Funds") before you invest.

 . Heartland Short Duration High-Yield Municipal Fund -- Its investment objective is a high level of federally tax-exempt current income with a low degree of share price fluctuation. This Fund invests primarily in short and intermediate duration, medium and lower quality municipal obligations and maintains an average portfolio duration of three years or less.

 . Heartland High-Yield Municipal Bond Fund -- Its investment objective is to maximize after-tax total return by investing for a high level of federally tax-exempt current income. This Fund invests primarily in medium and lower quality municipal obligations and maintains an average portfolio duration of greater than five years.

Each Fund is managed using Heartland Advisors' Municipal Ten-Point Value Investment Grid(TM), a strict investment discipline designed to identify value. Each Fund offers investors an attractive investment opportunity combined with active risk management. Each Fund is a no-load fund. Investors pay no sales fees or charges to purchase, redeem or exchange their shares.

The Securities and Exchange Commission has not approved the shares of these Funds or any other mutual fund, nor determined whether this or any other prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS


THE HEARTLAND APPROACH TO INVESTING                                   4
-----------------------------------------------------------------------

RISK/RETURN SUMMARY:

INVESTMENTS, RISKS AND PERFORMANCE                                    5
-----------------------------------------------------------------------

Short Duration High-Yield Municipal Fund............................. 5

High-Yield Municipal Bond Fund....................................... 9

Principal Investment Risks...........................................13

Investment Returns...................................................15

Fees and Expenses of the Funds.......................................16


MANAGEMENT OF THE FUNDS                                              19
-----------------------------------------------------------------------

Heartland Group......................................................19

Heartland Advisors...................................................19


INVESTMENT OBJECTIVES AND POLICIES                                   23
-----------------------------------------------------------------------

General..............................................................23

Credit Quality.......................................................24

Temporary Positions..................................................25


PRINCIPAL INVESTMENTS AND INVESTMENT STRATEGIES                      26
-----------------------------------------------------------------------

Heartland Advisors' Municipal Ten-Point Value Investment Grid(TM)....26

Municipal Obligations................................................27

Other Investments and Investment Strategies..........................29


HOW TO INVEST                                                        34
-----------------------------------------------------------------------


ACCOUNT POLICIES                                                     36
-----------------------------------------------------------------------

Redeeming Shares.....................................................38

Exchanging Shares....................................................39

Share Price..........................................................41

Service Fees.........................................................42


SHAREHOLDER INFORMATION AND REPORTING                                43
-----------------------------------------------------------------------

Heartland Value Source(TM)...........................................43

Investment Reports...................................................43

Dividends and Capital Gain Distributions.............................43

Taxes................................................................44

Financial Highlights.................................................45

The Heartland Approach to Investing

Heartland Advisors, Inc. ("Heartland Advisors"), America's Value Investor(R), selects investments that it believes are undervalued as measured by sets of criteria known as Heartland Advisors' Ten-Point Value Investment Grids(TM). The portfolios of the Heartland Funds are actively managed. Although no one can predict a Fund's future performance, Heartland Advisors believes that the "value" style of investing will outperform over extended periods, which may include bear markets as well as volatile or "sideways moving" markets.

Each Fund's investments are selected using Heartland Advisors' Municipal Ten-Point Value Investment Grid(TM), a set of strict value criteria:


 . Essential Service

 . Financial Soundness

 . Strong Competitive Position

 . High Debt Service Coverage

 . Experienced Management

 . A Financial Stake by Management

 . Strong Legal Covenants

 . High Yield vs. U.S. Treasuries

 . Catalyst for Change

 . Willingness to Pay Debt Obligations

Elsewhere in this prospectus you will find a discussion of the differences between the performance of a mutual fund portfolio and the performance of a market index, together with an explanation of the different measures of mutual fund performance.

An investment in a Fund is not a deposit of a bank, nor insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. It is not designed to be a complete investment program, and while you may make money, you can also lose money. Each Fund's share price will fluctuate.

Risk/Return Summary:

Investments, Risks and Performance

SHORT DURATION HIGH-YIELD MUNICIPAL FUND
----------------------------------------

Investment Goal. The Short Duration High-Yield Municipal Fund seeks a high level of federally tax-exempt current income with a low degree of share price fluctuation.

Principal Investment Strategies. The Short Duration High-Yield Municipal Fund invests primarily in medium and lower quality obligations issued by municipalities ("Municipal Obligations") and maintains an average portfolio duration of three years or less. Medium and lower quality obligations, sometimes referred to as "junk bonds," generally offer higher yields than investment grade securities with similar maturities, but involve greater investment risk, including the possibility of default or bankruptcy. The Fund seeks to manage this risk through intensive credit research and may never invest more than 20% of its total assets in debt obligations rated lower than B-.

Duration Management. The Fund's share price is affected by changes in the value of bonds held in its portfolio. In general, when interest rates rise, a bond's value falls, and when interest rates fall, a bond's value rises. Duration measures the approximate price sensitivity of a bond, or bond mutual fund, to a one percent (1%) rise or fall in interest rates. For example, all else being equal, if interest rates rise by 1%, a bond fund with a 3-year duration would expect its share price to decline by about 3%; conversely, if interest rates fall by 1%, the Fund would expect to see about a 3% rise in price. When a change in direction of, or degree of movement in interest rates is anticipated, the Fund will shorten or lengthen its duration to help manage share price fluctuation.

Concentration. The Fund may invest 25% or more of its total assets in Municipal Obligations that finance similar types of projects or projects in related industry sectors. These could include, for example, projects involving community development, education, health care, hospitals, retirement, single family or multi-family housing, redevelopment, transportation or various types of utilities. The Fund also may invest 25% or more of its total assets in Municipal Obligations whose issuers or projects financed are located in the same state or geographic region. The Fund may not invest more than 25% of its total assets in securities of non-governmental issuers whose principal activities are in the same industry.

Other Investment Strategies. The Fund may invest in other debt and equity securities and may employ other investment techniques that are not principal investment strategies, but could impact the Fund's performance.

Risks. The principal risk of investing in the Short Duration High-Yield Municipal Fund is that its share price and performance will fluctuate, and you could lose money. The Fund invests in Municipal Obligations, which, like other debt securities, involve credit risk (the possibility that the issuer will not make timely principal and interest payments) and market risk (price fluctuations due to interest changes and other factors). In addition, because the Fund invests primarily in medium and lower quality Municipal Obligations, the Fund's portfolio will involve greater investment risk and may be considered more speculative than a portfolio of higher quality obligations with similar maturities.

Who Should Consider Investing in the Fund? The Short Duration High-Yield Municipal Fund is designed for investors who seek higher income than that generally available from higher quality Municipal Obligations, and who are willing to accept the higher risk of loss and principal fluctuation associated with medium and lower quality Municipal Obligations. Because the Fund seeks to minimize share price fluctuation by maintaining a short portfolio duration, the Fund may be appropriate for short-term investment needs. However, the Fund's share price will fluctuate. The Fund is not an appropriate investment for those whose primary objective is absolute stability of principal.

The Fund may be appropriate as part of your investment portfolio if:

- You are interested in a value-based approach to fixed-income investing that uses duration to help limit share price volatility associated with interest rate risk.

- You are looking for a high-yield fixed-income alternative to balance your investment portfolio.

Past Performance. The tables on the following pages provide some indication of the risks of investing in the Fund by showing the performance of the Short Duration High-Yield Municipal Fund since its inception. Table I shows how the Fund's total returns have varied from year to year. Table II shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Table III shows the annualized yield for the Fund and the index for the 30 days ended December 31, 1998.

The Fund commenced operations on January 2, 1997. The performance of a newer mutual fund may be adversely affected by such factors as uneven cash flows and absolute size. These factors may make it more difficult for a newer fund to establish meaningful portfolio positions as quickly and as efficiently as a more seasoned fund. Newer funds may also experience greater portfolio turnover. Past performance cannot predict or guarantee future results.

TABLE I

Short Duration High-Yield Municipal Fund --
Year-by-Year Total Returns

A BAR CHART showing Total Returns for Short Duration High-Yield Municipal Fund for 1997 and 1998:

          7.44%         3.65%
          1997          1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

Best Quarter:        Q2     '97     2.08%
Worst Quarter:       Q3     '98     0.39%


TABLE II

 Short Duration High-Yield Municipal Fund --
 Average Annual Total Return (through 12/31/98)
----------------------------------------------------
                                      Since inception
                             One year    (1/2/97)
----------------------------------------------------
 Short Duration High-Yield
  Municipal Fund              3.65%        5.55%

----------------------------------------------------
 Lehman Municipal 1-3 Year Non-Investment Grade
 Bond Index/1/                    5.44%      6.28%
----------------------------------------------------

/1/The Lehman Municipal 1-3 Year Non-Investment Grade Bond Index is an unmanaged index and includes issues that have a maximum credit rating of "Ba1," were issued as part of a deal of at least $20 million, have an amount outstanding of at least $3 million, have a maturity of one to three years and were issued after December 31, 1990.

TABLE III

 Yield for the 30 Days Ended 12/31/98 (annualized)
------------------------------------------------------
                                              Taxable
                                           Equivalent
                                             Yield/1/
------------------------------------------------------
 Short Duration High-Yield
   Municipal Fund                  5.4%         9.0%
------------------------------------------------------
 Lehman Municipal 1-3 Year
  Non-Investment Grade Bond Index  4.5%         7.5%
------------------------------------------------------

/1/ Based on a federal tax rate of 39.6%.

For current yield information, please call 1-800-432-7856.

HIGH-YIELD MUNICIPAL BOND FUND
-------------------------------------------------------------------------------
Investment Goal. The High-Yield Municipal Bond Fund seeks to maximize after-tax total return by investing for a high level of federally tax-exempt current income.

Principal Investment Strategies. The High-Yield Municipal Bond Fund invests primarily in medium and lower quality Municipal Obligations and maintains an average portfolio duration of greater than five years. Medium and lower quality obligations, sometimes referred to as "junk bonds," generally offer higher yields than investment grade securities with similar maturities, but involve greater investment risk, including the possibility of default or bankruptcy. The Fund seeks to manage this risk through intensive credit research and may never invest more than 20% of its total assets in debt obligations rated lower than B-.

Duration Management. The Fund's share price is affected by changes in the value of bonds held in its portfolio. In general, when interest rates rise, a bond's value falls, and when interest rates fall, a bond's value rises. Duration measures the approximate price sensitivity of a bond, or bond mutual fund, to a one percent (1%) rise or fall in interest rates. For example, all else being equal, if interest rates rise by 1%, a bond fund with a 5-year duration would expect its share price to decline by about 5%; conversely, if interest rates fall by 1%, the fund would expect to see abut a 5% rise in price. When a change in direction of, or degree of movement in interest rates is anticipated, the Fund will shorten or lengthen its duration to help manage share price fluctuation.

Concentration. The Fund may invest 25% or more of its total assets in Municipal Obligations that finance similar types of projects or projects in related industry sectors. These could include, for example, projects involving community development, education, health care, hospitals, retirement, single family or multi-family housing, redevelopment, transportation or various types of utilities. The Fund also may invest 25% or more of its total assets in Municipal Obligations whose issuers or projects financed are located in the same state or geographic region. The Fund may not invest more than 25% of its total assets in securities of non-governmental issuers whose principal activities are in the same industry.

Other Investment Strategies. The Fund may invest in other debt and equity securities and may employ other investment techniques that are not principal investment strategies, but could impact the Fund's performance.

Risks. The principal risk of investing in the High-Yield Municipal Bond Fund is that its share price and performance will fluctuate, and you could lose money. The Fund invests in Municipal Obligations, which, like other debt securities, involve credit risk (the possibility that the issuer will not make timely principal and interest payments) and market risk (price fluctuations due to interest changes and other factors). In addition, because the Fund invests primarily in medium and lower quality Municipal Obligations, the Fund's portfolio will involve greater investment risk and may be considered more speculative than a portfolio of higher quality obligations with similar maturities.

Who Should Consider Investing in the Fund? The High-Yield Municipal Bond Fund is designed for investors who seek higher income than that generally available from higher quality Municipal Obligations, and who are willing to accept the higher risk of loss and principal fluctuation associated with long-term medium and lower quality Municipal Obligations. The Fund is not an appropriate investment for those whose primary objective is absolute stability of principal because the Fund's share price will fluctuate.

The Fund may be appropriate as part of your investment portfolio if:

 .    You are interested in a value-based approach to fixed-income investing that uses duration to help limit share price volatility associated with interest rate risk.

 .    You are looking for a high-yield fixed-income alternative to balance your investment portfolio.

Past Performance. The tables below provide some indication of the risks of investing in the Fund by showing the performance of the High-Yield Municipal Bond Fund since its inception. Table I shows how the Fund's total returns have varied from year to year. Table II shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Table III shows the annualized yield for the Fund and the Index for the 30 days ended December 31, 1998.

The Fund commenced operations on January 2, 1997. The performance of a newer mutual fund may be adversely affected by such factors as uneven cash flows and absolute size. These factors may make it more difficult for a newer fund to establish meaningful portfolio positions as quickly and as efficiently as a more seasoned fund. Newer funds may also experience greater portfolio turnover. Past performance cannot predict or guarantee future results.

TABLE I

High-Yield Municipal Bond Fund --
Year-by-Year Total Returns

A BAR CHART showing Total Returns for High-Yield Municipal Bond Fund for 1997 and 1998:

      11.67%      6.66%
      1997        1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

Best Quarter:
Q4 '97  3.61%

Worst Quarter:
Q4 '98  1.16%

TABLE II

High-Yield Municipal Bond Fund --
Average Annual Total Return (through 12/31/98)
--------------------------------------------------------------------------------
                                                                         Since
                                                                       inception
                                                              One year  (1/2/97)
--------------------------------------------------------------------------------
High-Yield Municipal Bond Fund                                 6.66%      9.17%
--------------------------------------------------------------------------------
Lehman Municipal Non-Investment Grade
Bond Index/(1)/                                                6.22%      6.28%
--------------------------------------------------------------------------------
/(1)/ The Lehman Municipal Non-Investment Grade Bond Index is an unmanaged index and includes issues that have a maximum credit rating of "Ba1," were issued as part of a deal of at least $20 million, have an amount outstanding of at least $3 million, have a maturity of at least one year and were issued after December 31, 1990.

TABLE III

Yield for the 30 Days Ended 12/31/98 (annualized)

                                                                       Taxable
                                                                      Equivalent
                                                                      Yield/(1)/
--------------------------------------------------------------------------------
High-Yield Municipal Bond Fund                              6.4%        10.6%
--------------------------------------------------------------------------------
Lehman Municipal Non-Investment Grade
Bond Index                                                  6.0%        10.0%
--------------------------------------------------------------------------------
/(1)/ Based on a federal tax rate of 39.6%.

For current yield information, please call 1-800-432-7856.

PRINCIPAL INVESTMENT RISKS
--------------------------

As with any mutual fund, neither Fund can guarantee that it will achieve its investment goal. Like investing in most mutual funds that invest primarily in medium and lower quality debt obligations, investing in either Fund involves the following risks.

Credit Risk. Credit risk is the possibility that the municipality or other legal entity ("municipality") issuing a security, or its guarantor, will not be able to make timely principal and interest payments on its obligations. Although credit ratings issued by credit rating agencies are designed to evaluate these risks, such ratings are not always accurate. Even if the ratings are accurate when made, the rating agencies may not always make timely changes in a rating in response to changes in the economy or in the condition of the issuer that could affect the likelihood of timely repayment of the Municipal Obligation. Many debt obligations and, in particular, higher yield debt obligations, are unrated. As a result, Heartland Advisors uses credit ratings only as a preliminary indicator of investment quality, relying on its own proprietary credit research and analysis of Municipal Obligations and continually monitoring portfolio securities to determine whether credit quality has changed. Credit ratings that may be considered include, for example, those published by Standard & Poor's, Moody's Investors Service, Inc. and Fitch ICBA, Inc. Credit risk also includes the possibility that the interest on an otherwise tax-exempt Municipal Obligation may be subject to federal income tax for a variety of reasons.

Market Risk. Market risk is the possibility that the value of a Fund's portfolio securities will decline due to (a) an increase in interest rates, (b) adverse changes in supply and demand for debt obligations because of market, sector, industry or political factors, or (c) the unavailability or inaccuracy of key information about a particular security or market.

"High Yield" Risk. "High yield" risk is a characteristic of medium and lower quality debt obligations. These obligations offer higher yields, but greater investment risk than higher quality securities with similar maturities. These securities sometimes may be referred to as "junk bonds" and are rated below investment grade, or determined by Heartland Advisors to be of comparable quality if unrated. In general, these securities are considered to be more speculative with respect to the issuer's capacity to pay interest and repay principal, and involve greater risk of issuer default or bankruptcy. High-yield debt obligations also may be more susceptible to real or perceived adverse economic conditions or political developments. Any reduction in the value of a portfolio security as a result of one or more of these factors could adversely affect a Fund's share price. Investing in lower quality and defaulted securities also may lead to additional expense if a Fund is required to seek recovery of principal and interest payments, and a Fund's right to payment may rank behind those of other creditors of the issuer.

Liquidity Risk. Because secondary trading in high yield bonds may be less active than secondary trading in higher quality securities, a Fund could experience difficulty in disposing of portfolio securities. Thin trading in markets for debt obligations might make it more difficult to value portfolio securities because of the lack of objective pricing data provided by actively traded markets. As a result, the valuation process may require greater subjective judgment.

Concentration Risk. Concentration risk is the risk that a Fund may invest more than 25% of its assets in Municipal Obligations that are related in such a way that an economic, business or political development affecting one security could also not only affect other portfolio securities held by a Fund, but also overall Fund performance. Concentration may also result in potential volatility, causing a Fund's share price and performance to fluctuate.

Hedging Risk. Hedging risk is the risk that changes in the value of a hedging instrument will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they also can reduce or eliminate portfolio gains.

Alternative Minimum Tax Risk. Each Fund may invest without limitation in Municipal Obligations whose interest is a tax-preference item for purposes of the federal alternative minimum tax. Accordingly, a Fund's net return may be lower for those taxpayers who are subject to the alternative minimum tax.

Investment Objectives. Each Fund's investment goal may be changed by its Board of Directors upon notice to shareholders, but without shareholder approval.


INVESTMENT RETURNS
------------------

Portfolio Performance vs. Index Performance. The information about each Fund's past performance includes a comparison of the Fund's average annual total returns to a broad-based market index believed to be representative of the Fund's portfolio. An index is not available for direct investment, and past performance cannot guarantee or predict future results. The securities included in an index are not an exact match to the holdings in a mutual fund portfolio. The performance of a mutual fund portfolio will differ from that of an index. Unlike an index, a mutual fund portfolio is affected by operating expenses and cash flow activity caused by daily purchases and redemptions. In addition, a mutual fund portfolio will differ from the index in the number and size of holdings or securities, their relative sector and industry weightings, the market capitalization of individual securities and the median capitalization of the index and fund overall. Fee waivers may have been in effect for the Funds during the periods in which performance information is presented. Without fee waivers, the Funds' returns and yields would have been lower.

Definitions. Total return measures the change in the share price of a Fund and assumes the reinvestment of dividends and capital gains. Cumulative total return is actual return for a given period, but does not indicate how much return fluctuated during the period. Average annual total return is the hypothetical constant annual return that would have produced a Fund's cumulative return for a given period. It should not be confused with actual annual returns, the sum of which over a given period produces a Fund's cumulative total return. Yield is annualized net income of a Fund during a 30-day period as a percentage of the Fund's share price.

FEES AND EXPENSES OF THE FUNDS
------------------------------
This summary describes the fees and expenses that you would pay if you buy and hold shares of the Funds.

Shareholder fees, such as sales loads, redemption fees or exchange fees, are fees you pay directly from your investment. Because all of the Heartland Funds are no-load funds, you will not pay any fees when you buy or sell shares of the Funds. To help control transaction expenses and simplify portfolio management, each Fund reserves the right, upon 90 days' advance written notice to its shareholders, to charge an early redemption fee of 1% of the proceeds from shares redeemed or exchanged that are held for less than 90 days.

Annual fund operating expenses are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these expenses directly but, as shown in the example below, all shareholders bear these costs indirectly.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

                                                       Short Duration       High-Yield
                                                         High-Yield         Municipal
                                                       Municipal Fund       Bond Fund
--------------------------------------------------------------------------------------
 Management fees                                           0.40%              0.60%
--------------------------------------------------------------------------------------
 Distribution (12b-1) fees                                 0.25%              0.25%
--------------------------------------------------------------------------------------
 Other expenses                                            0.15%              0.23%
--------------------------------------------------------------------------------------
 Total annual fund operating expenses(2)                   0.80%              1.08%
--------------------------------------------------------------------------------------
 Fee waiver and/or expense reimbursement                  (0.05%)            (0.13%)
--------------------------------------------------------------------------------------
 Net expenses                                              0.75%              0.95%
======================================================================================

(1) Heartland Advisors has contractually undertaken to waive fees paid to it by, and/or pay other expenses of, each of the Short Duration High-Yield Municipal Fund and High-Yield Municipal Bond Fund through April 30, 2000 so as to limit the Fund's total annual ordinary operating expenses to 0.75% and 0.95%, respectively, of average net assets. After that date, the fee waivers and undertakings to pay other Fund expenses may be continued, terminated or revised at any time. If a Fund's operating expenses fall below the current expense limitation, the Fund will repay Heartland Advisors for fees previously waived and expenses previously reimbursed. Repayment will continue for up to three years after the fiscal year in which the waiver or reimbursement occurred, subject to any expense limitation then in effect. Repayment will stop when the Fund has repaid the entire amount or the three-year period ends.

(2) Each Fund has entered into arrangements with its Custodian whereby interest earned on uninvested cash balances is used to reduce Custodian expenses. The ratios do not include these fees. If the Funds did not have fees paid indirectly, the total annual fund operating expenses of the Short Duration High-Yield Municipal Fund and High-Yield Municipal Bond Fund would have been 0.81% and 1.09%, respectively, of average net assets.

Example. (This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that (a) your investment has a 5% return each year, (b) any contractual fee waivers will not be renewed after April 30, 2000, and (c) each Fund's total annual fund operating expenses remain the same as shown in the table above for periods greater than one year. The assumed return in the example does not represent actual or future performance, and your actual cost of investing in the Funds may be higher or lower.)


                  Short Duration  High-Yield
                    High-Yield    Municipal
                  Municipal Fund  Bond Fund
--------------------------------------------
 One year               $ 77       $   97
--------------------------------------------
 Three years             250          331
--------------------------------------------
 Five years              439          583
--------------------------------------------
 Ten years               985        1,305
--------------------------------------------

MANAGEMENT OF THE FUNDS

HEARTLAND GROUP
-------------------------------------------------------------------------------
The Funds are mutual fund portfolio series of Heartland Group, Inc. ("Heartland"). For each of the Funds, the shares of the Funds offered by this prospectus are the "no-load" class. No other classes of shares have been authorized at this time.

Heartland is governed by a Board of Directors that oversees its business affairs. The Board meets regularly to review the Funds' investments, performance and expenses. It elects the officers of Heartland and hires the Funds' service providers, including the Funds' investment advisor. As a matter of policy, Heartland requires that a majority of its Board members be independent of the Funds' investment advisor.

HEARTLAND ADVISORS
-------------------------------------------------------------------------------
Founded in 1982 by William J. Nasgovitz, Heartland Advisors, Inc., America's Value Investor/R/, is an independent firm owned by its employees. It manages the Funds' investments subject to the authority of and supervision by the Board of Directors of Heartland. Heartland Advisors also distributes the Funds' shares and provides administrative and accounting services to the Funds and shareholder services to the Funds' investors. In addition to managing the Heartland family of nine equity and fixed-income mutual funds, Heartland Advisors provides investment advisory and brokerage services to individuals, institutions and retirement plans. Its principal offices are located at, and its mailing address is, 790 North Milwaukee Street, Milwaukee, Wisconsin 53202.

Portfolio Managers. Thomas J. Conlin and Greg D. Winston are co-portfolio managers of the Funds, having managed each Fund since commencement of its operations. Messrs. Conlin and Winston are both Chartered Financial Analysts
(CFAs), and Vice Presidents and principals of Heartland Advisors, which they joined in August 1996. They have been managing municipal investments since 1978 and 1988, respectively.

Management Fee and Expense Limitation. For Heartland Advisors' investment management services, each of the Funds pays an annual fee, accrued daily and paid monthly, computed as a percentage of each Fund's average net assets. For the fiscal year ended December 31, 1998, the Funds paid the following advisory fees which are set forth as a percentage of average daily net assets:


 Fund                                               Advisory Fee
----------------------------------------------------------------------------
 Short Duration High-Yield Municipal Fund    0.30% (0.40% before fee waivers)
-----------------------------------------------------------------------------
 High-Yield Municipal Bond Fund              0.41% (0.60% before fee waivers)
-----------------------------------------------------------------------------

Through April 30, 2000, Heartland Advisors has contractually agreed to waive fees paid to it by each of the Short Duration High-Yield Municipal Fund and the High-Yield Municipal Bond Fund and/or pay other Fund ordinary operating expenses (excluding brokerage commissions, interest and taxes) to the extent necessary to ensure that the Fund's total annual ordinary operating expenses do not exceed the percentage of average net assets noted in "Fees and Expenses of the Funds." After such time, Heartland Advisors may continue, modify or discontinue these waivers and/or reimbursements. Any waiver of fees or reimbursement of expenses is made on an annual basis. If any fees are owed to Heartland Advisors, Heartland Advisors may pay a Fund's expenses indirectly by reducing the amount of such fees owed to it by the Fund. Waivers and reimbursements have the effect of lowering a Fund's overall expense ratio and increasing a Fund's overall return to investors.

If a Fund's operating expenses fall below the expense limitation, the Fund will begin paying Heartland Advisors for fees previously waived and expenses previously reimbursed. This repayment will continue for up to three years after the end of the fiscal year in which a fee is waived or an expense is paid, subject to any expense limitation then in effect, until the Fund has repaid Heartland Advisors for the entire amount or such three-year period expires.

Rule 12b-1 Fees. Each Fund has adopted a plan under Rule 12b-1 whereby the Fund pays Heartland Advisors a fee of up to 0.25% of the Fund's daily net assets computed on an annual basis and paid monthly for distributing its shares and providing certain shareholder services. Because the fee is paid out of the Fund's assets on an ongoing basis, fees paid under the Rule 12b-1 plan will increase the cost of your investment and may cost you more over time than paying other types of sales charges imposed by some mutual funds.

Year 2000 Readiness. Many computer systems use two digits rather than four to identify the year in a date. These systems, if not modified, will not correctly handle the change from "99" to "00" on January 1, 2000, causing them to be unable to accurately perform certain functions ("Year 2000 processing"). This problem affects virtually all companies and organizations, and, among other things, could have a negative impact on the handling of securities trades, payments of interest and dividends, and the pricing of and accounting for securities portfolios.

Heartland Advisors has taken steps to help assure that its major computer systems are capable of handling Year 2000 processing. It is also assessing the readiness of the Funds' custodian and transfer and dividend disbursing agent and other third parties performing major Year 2000 processing services for the Funds and Heartland Advisors. Although Heartland Advisors expects all major Fund computer systems to be ready in time, the Funds could be adversely affected if Year 2000 processing systems are not properly modified in a timely manner.

Issuers of Municipal Obligations and other securities or instruments in which the Funds may invest could be affected by the Year 2000 processing issue, as could the service providers who administer the payment of principal and interest on Municipal Obligations owned by bondholders, such as the Funds. These problems might negatively affect the value of the issuers' securities, which, in turn, could adversely impact the Funds' performance. Heartland Advisors has established a process to gather publicly available information about the Year 2000 readiness of issuers of securities in the Funds' portfolio. However, this process may not uncover all relevant information, and the information gathered may not be complete or accurate. Moreover, an issuer's Year 2000 processing readiness is only one of many factors the Funds' portfolio managers may consider when making investment decisions, and other factors may receive greater weight.

Investment Objectives and Policies


GENERAL
-------------------------------------------------------------------------------
Short Duration High-Yield Municipal Fund. The Short Duration High-Yield Municipal Fund's investment objective is a high level of federally tax-exempt current income with a low degree of share price fluctuation. The Fund invests primarily in medium and lower quality Municipal Obligations and maintains an average portfolio duration of three years or less. Although there are no duration restrictions for the individual obligations in the portfolio, it is anticipated that the Fund will emphasize investments in short and intermediate duration obligations. Under normal market conditions, the Fund invests at least 65% of its total assets in medium and lower quality Municipal Obligations.

As a fundamental policy, under normal market conditions the Fund will invest at least 80% of its net assets in Municipal Obligations. The Fund may invest without limitation in Municipal Obligations the interest on which is a tax-preference item for purposes of the federal alternative minimum tax.

High-Yield Municipal Bond Fund. The High-Yield Municipal Bond Fund's investment objective is to maximize after-tax total return by investing for a high level of federal tax-exempt current income. While there are no duration restrictions for the Fund or the individual obligations in its portfolio, under normal market conditions, it is anticipated that the Fund will maintain an average portfolio duration of greater than five years. Under normal market conditions, the Fund invests at least 65% of its total assets in medium and lower quality Municipal Obligations.

As a fundamental policy, under normal market conditions the Fund will invest at least 80% of its net assets in Municipal Obligations. The Fund may invest without limitation in Municipal Obligations the interest on which is a tax-preference item for purposes of the federal alternative minimum tax.

CREDIT QUALITY
--------------------------------------------------------------------------------
Each Fund invests primarily in medium and lower quality debt obligations. Medium and lower quality debt obligations are those rated as such by a nationally recognized statistical rating organization ("NRSRO"); for example, BBB by Standard & Poor's ("S&P"). Medium and lower quality obligations, sometimes referred to as "junk bonds," generally offer higher yields than investment grade securities with similar maturities, but involve greater investment risk, including the possibility of default or bankruptcy. Each Fund seeks to manage this risk through intensive credit research and may never invest more than 20% of its total assets in debt obligations rated lower than B- by S&P or a comparable rating by another NRSRO. Each Fund may invest in debt obligations that are in default, but such obligations are not expected to exceed 10% of its total assets.

NRSROs publishing rating information on which Heartland Advisors may rely include S&P, Moody's Investors Service, Inc. and Fitch IBCA, Inc., among others. Each Fund also may invest in unrated securities if Heartland Advisors believes that such securities are of comparable quality so as to satisfy the foregoing requirements.

All rating limitations on investments are applied at time of purchase. Subsequent to purchase, a rated debt obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by a Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings may change as a result of changes in a rating organization or its rating system, each Fund will attempt to use comparable ratings as standards for selecting investments.

TEMPORARY POSITIONS
--------------------------------------------------------------------------------

Each Fund may invest, without limitation, in liquid reserves, including money market instruments, certificates of deposit, commercial paper, variable rate demand notes and U.S. Government securities. Normally, it is not anticipated that such liquid reserves will exceed 20% of a Fund's total assets. However, under adverse market conditions, or other extraordinary economic or market conditions, or when the spreads between the yields on medium and high quality Municipal Obligations are relatively narrow, each Fund may take a temporary defensive position and invest, without limitation, in higher quality taxable or tax-exempt Municipal Obligations and other debt securities, including liquid reserves. Taking a temporary defensive position is not required, and may not be possible because of market conditions. It also might prevent a Fund from achieving its investment objective.

Principal Investments
and Investment Strategies


HEARTLAND ADVISORS' MUNICIPAL TEN-POINT VALUE INVESTMENT GRID(TM)
--------------------------------------------------------------------------------
The following questions illustrate Heartland Advisors' process for evaluating the value characteristics of Municipal Obligations for the Funds using its proprietary Municipal Ten-Point Value Investment Grid(TM).

 . Essential Service -- Does the municipality provide a vital public service?
  Will the demographics of the public sector help ensure the service's continued importance?

 . Financial Soundness -- Are the municipality's financials sound? We prefer low to moderate debt, rising revenues and ample liquidity.

 . Strong Competitive Position -- Does the municipality have a strong competitive position? We prefer a municipality that holds a #1 or #2 market position (or an improving position) or one that has a competitive advantage in terms of service or price.

 . High Debt Service Coverage -- Does the municipality have a stable or improving ability to pay interest and principal on its bonds?

 . Experienced Management -- Does the municipality have seasoned, highly specialized and focused management?

 . A Financial Stake by Management -- Does sharing the financial risk with bondholders give management an incentive for superior performance?

 . Strong Legal Covenants -- Do the legal documents adequately protect bondholders with such provisions as first mortgages, prior claims on revenues, funding levels of debt reserves, occupancy targets, operating ratios and control of management's accountability to bondholders?

 . High Yield vs. U.S. Treasuries -- Is the yield attractive relative to that currently available on U.S. Treasuries?

 . Catalyst for Change -- Does the municipality enjoy a feature or benefit that may improve its competitive or financial position, such as new management, technological advances or changes in the political, economic or regulatory environment?

 . Willingness to Pay Debt Obligations -- Is there public support for the project to be financed by the municipality and are there legal, tax or political considerations that could affect its ability to meet its financial commitments?


MUNICIPAL OBLIGATIONS
--------------------------------------------------------------------------------
The term "Municipal Obligations" means debt obligations issued by or on behalf of states, territories or possessions of the United States and sovereign nations within the territorial boundaries of the United States, the District of Columbia and their respective political subdivisions, agencies, and instrumentalities, and corporations duly authorized by them.

The two principal classifications of Municipal Obligations are "general obligations" and "revenue obligations." General obligations are secured by the municipality's pledge of its credit and taxing power for the payment of principal and interest. Revenue obligations are generally payable only from the revenues from a particular facility or project or, in some cases, from the proceeds of a special excise tax or other specific revenue source. In most cases, revenue obligations are not supported by the municipality's general power to levy taxes.

Municipal Obligations may bear either fixed or variable rates of interest. Variable rate securities bear rates of interest that are adjusted periodically according to formulas intended to minimize fluctuation in the value of the instruments.

Within the two principal classifications of Municipal Obligations, there are various types of securities, including, in part, municipal bonds, private activity bonds, municipal notes, mortgage-backed obligations, municipal leases, loan interests, custodial receipts and participation certificates.

Private Activity Bonds are a type of revenue obligation issued by municipalities and other public authorities to provide funding for various privately operated business facilities ("industrial revenue bonds" or "IRBs"). In most cases IRBs are not secured by the credit of the municipality, but rather the payment of principal and interest depends solely upon payments by the user of the industrial facility financed by the bond or a separate guarantor of the bond. In some instances, real and personal property is pledged as security for principal and interest payments.

Mortgage-Backed Municipal Obligations are a type of municipal security issued by a state, authority or municipality to provide financing for residential housing mortgages to target groups, generally low income individuals who are first-time home buyers. A Fund's interest, evidenced by such obligations, is an undivided interest in a pool of mortgages. Payments made on the underlying mortgages and passed through to a Fund represent both regularly scheduled principal and interest payments. A Fund also may receive additional principal payments representing prepayments of the underlying mortgages. While a certain level of prepayments can be expected regardless of the interest rate environment, it is anticipated that prepayment of the underlying mortgages will accelerate in periods of declining interest rates. In the event a Fund receives principal prepayments in a declining interest rate environment, the Fund may have to invest the unanticipated proceeds in lower-yielding securities. This prepayment risk causes mortgage-backed securities to be more significantly affected by changes in interest rates than is the case for Municipal Obligations that are not subject to such prepayments.

Municipal Lease Obligations are another type of revenue obligation issued by municipalities and other public authorities to acquire land, equipment or facilities. These obligations are not secured by the credit of the municipality, but rather the payment of principal and interest depends solely upon payments by the municipality under a lease or installment purchase contract. Payments by the municipality may be subject to certain conditions, including, for example, clauses that do not require the municipality to make lease or contractual payments unless specific annual appropriations are made by the municipality. If the municipality stops making payments, the obligations could lose value. Some of these instruments may be illiquid and, as such, will be subject to each Fund's 15% limit on illiquid securities.

Participation Interests or Certificates of Participation represent interests in all or part of specific holdings of Municipal Obligations, including, for example, municipal lease obligations.

OTHER INVESTMENTS AND INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

In addition to the investments and strategies discussed under "The Heartland Approach to Investing" and "Principal Investments and Investment Strategies" in this prospectus, each Fund may engage in the strategies and may purchase and sell the investments discussed below and in its statement of additional information.

When-Issued and Delayed-Delivery Securities; Forward Commitments. Each Fund may purchase securities on a when-issued or delayed-delivery basis, and may purchase forward commitments. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, the securities may be delivered and paid for a month or more after the purchase date. The Funds purchase securities in this manner in order to secure an advantageous price and yield, but the value of the security could change before settlement. Therefore, although the Funds will make such commitments only with the intention of actually acquiring the securities, they may sell the securities before settlement if it is deemed advisable for investment reasons. When-issued or delayed-delivery securities may sometimes be purchased on a "dollar roll" basis, meaning that a Fund will sell securities with a commitment to purchase similar, but not identical securities at a future date. Dollar rolls are engaged in when Heartland Advisors believes securities similar to those sold can be purchased a short time later at a lower price.

Standby Commitments. To facilitate portfolio liquidity, each Fund may obtain standby commitments when it purchases debt obligations. A standby commitment gives the holder the right to sell the underlying security back to the seller at an agreed price on certain dates or within a certain period. Standby commitments generally increase the cost of the acquisition of the underlying security, reducing its yield.

Loan Interests. Each Fund may invest in loan interests, which are interests in amounts owed by a municipality or other borrower to lenders or lending syndicates. Loan interests purchased by a Fund will vary in maturity, may be subject to restrictions on resale, are not readily marketable and may be secured or unsecured. They involve the risk of loss in case of default or bankruptcy of the borrower or, if in the form of a participation interest, the insolvency of the financial intermediary.

Illiquid Securities. Neither Fund will invest more than 15% of its net assets in illiquid securities. For purposes of applying this limitation, an "illiquid security" means one that may not be sold or disposed of in the ordinary course of business within seven days at a price approximating the value at which the security is carried by a Fund. Each Fund may invest in debt obligations that are purchased in private placements (that is, transactions in which securities have not been registered under federal law) and that are subject to restrictions on resale as a matter of contract or law. Private placement notes issued pursuant to a private placement exemption provided by Section 4(2) of the Securities Act of 1933 (the "1933 Act") have been determined to be liquid by Heartland's Board of Directors. These securities and restricted securities issued under Rule 144A of the 1933 Act that are deemed to be liquid by Heartland Advisors under guidelines established by the Board of Directors are not subject to a Fund's limitation on illiquid securities. Municipal lease obligations, which also may be considered illiquid, may similarly be determined to be liquid in accordance with guidelines adopted by Heartland's Board of Directors. Absent such determinations, such securities, and repurchase agreements maturing in more than seven days, are considered illiquid.

Futures and Options. Each Fund may engage in transactions in options, futures contracts and options on futures contracts to hedge against anticipated declines in the market value of portfolio securities and increases in the market value of securities it intends to acquire. Each Fund may also engage in such transactions to protect against exposure to interest rate changes. Finally, the Funds may use these instruments to enhance total return or to invest in eligible asset classes with greater efficiency and lower cost than is believed to be possible through direct investments.

Options and futures can be highly volatile investments and involve certain risks. These strategies require the ability to predict future movements in securities prices, interest rates, currency exchange rates and other economic factors. Heartland Advisors' attempts to use such investments may not be successful and could result in reduction of a Fund's total return. A Fund's potential losses from the use of futures extend beyond its initial investment in such contracts. Each Fund could also experience losses if the prices of its options or futures positions were poorly correlated with its other investments (that is, the underlying investment moves in a direction opposite or more than anticipated), or if the Fund were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options and futures generally involve greater credit and liquidity risks than exchange-traded options and futures. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund if the other party to the contract defaults.

Borrowing. Each Fund may borrow from any bank or other person up to 5% of total assets for temporary purposes. A borrowing is presumed to be for temporary purposes if it is repaid by the Fund within 60 days and is not extended or renewed. Each Fund also may borrow solely from banks to facilitate the management of its investment portfolio and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as dollar rolls and reverse repurchase agreements), provided such borrowings for these purposes do not exceed one-third of total assets.

Currently, each Fund intends to borrow only from banks, for periods not longer than 60 days, in amounts not to exceed 20% of total assets and only for the following purposes: (a) to avoid liquidating securities under circumstances which Heartland Advisors believes are unfavorable to shareholders, such as to meet large or unexpected redemptions or to purchase debt obligations pending receipt of proceeds in the settlement of the sale of other portfolio securities; and (b) when the Fund is scheduled to receive cash in exchange for debt obligations that are being retired, called or exchanged pursuant to a sinking fund provision or put feature of the instrument. The extent to which a Fund will borrow will depend, among other things, on market conditions and interest rates.

Portfolio Turnover. A Fund's portfolio turnover rate indicates changes in its portfolio of securities and will vary year to year as well as within a year. The Funds may purchase or sell securities without regard to the length of time the security has been held to take advantage of short-term differentials in bond yields consistent with their objective of seeking tax-exempt interest income. The Funds may engage in short-term trading if the anticipated benefits are expected by Heartland Advisors to exceed the transaction costs. Portfolio turnover may also be affected by the sale of portfolio securities to meet cash requirements for redemption of shares of a Fund. High portfolio turnover could result in increases in transaction costs and may result in realized capitalized gains which would be taxable distributions to shareholders.

--------------------------------------------------------------------------------
HOW TO INVEST

------------------------------------------------------------------------------------------------
INSTRUCTIONS
------------------------------------------------------------------------------------------------
OPEN AN ACCOUNT                                   ADD TO AN ACCOUNT
[PICTURE
APPEARS
HERE]     BY TELEPHONE
------------------------------------------------------------------------------------------------
WIRE Call 800-443-2862 to obtain an account       TELEPHONE PURCHASE Available for
number and provide your Social Security or        additional investments of $100 to $25,000.
tax ID number. Have your bank send your           Contact us for a Bank Options Form.
investment to Firstar Bank Milwaukee, N.A.
with these instructions:                          WIRE Have your bank send your
   .  ABA #0750-00022                             investment to Firstar Bank Milwaukee, N.A.
   .  A/C #112-952-137                            with these instructions:
   .  CREDIT TO: Heartland (name of fund)            .  ABA #0750-00022
   .  your Heartland account number                  .  A/C #112-952-137
   .  name(s) of investor(s)                         .  CREDIT TO: Heartland (name of fund)
                                                     .  your Heartland account number
                                                     .  name(s) of investor(s)

[PICTURE
APPEARS
HERE]     IN WRITING
------------------------------------------------------------------------------------------------
Mail a completed application form                 Fill out the Additional Investment Form
and a check.                                      attached to your statement and write your
                                                  Heartland account number on your check.

                                                  Mail the form and the check.

[PICTURE
APPEARS
HERE]     AUTOMATICALLY
------------------------------------------------------------------------------------------------
Complete the application form, including          ALL SERVICES Call us to request a form to add
Automatic Investment Plan section, and return     the automatic investment plan feature (minimum
it with your investment (minimum of $50 per       of $50 per transaction) to your account (see
transaction).                                     "Services for Fund Investors"). Complete and
                                                  return the form along with any other required
                                                  materials.

[PICTURE
APPEARS
HERE]     VIA THE INTERNET
------------------------------------------------------------------------------------------------
COMPUTER Visit the Heartland web site
www.heartlandfunds.com and follow the
instructions to download an account
application.

                                                                                   HOW TO INVEST

---------------------------------------------------------------------------------------------------
                                                       HOW MAY WE HELP YOU?
---------------------------------------------------------------------------------------------------
SELL SHARES                                            1-800-432-7856
                                                       www.heartlandfunds.com
---------------------------------------------------
CHECK Call us to request your transaction. A check     Make checks payable
will be sent to the address on the account.            to: HEARTLAND FUNDS

WIRE OR ELECTRONIC FUNDS TRANSFER These services       --------------------------------------------
must be elected in advance of use. Once the Fund       ADDRESSES
has your bank account information on file, call us     --------------------------------------------
to request your transaction. Proceeds will be wired
or transferred electronically to your bank.            MAILING ADDRESS
                                                       ---------------
TELEPHONE AND WIRE REDEMPTIONS are subject to a        Firstar Mutual Fund
$1,000 minimum.                                        Services, LLC
                                                       P.O. Box 701
                                                       Milwaukee, WI
                                                       53201-0701

                                                       OVERNIGHT DELIVERY
                                                       ------------------
---------------------------------------------------    Firstar Mutual Fund
Write a letter of instruction that includes:           Services, LLC
  .  the names and signatures of all accountholders    615 East Michigan St.
  .  your Heartland account number                     Milwaukee, WI 53202
  .  the fund name
  .  the amount in dollars or shares you want to       --------------------------------------------
     sell                                              CONCEPTS TO UNDERSTAND
  .  how and where to send the proceeds                --------------------------------------------
                                                       WIRE TRANSFER: the fastest way to transfer
We will mail the proceeds to the address on the        money from one financial institution to
account, unless otherwise requested. A signature       another. Your bank may charge a fee to send
guarantee may be required.                             or receive a wire transfer.
Mail the letter of Instruction.

---------------------------------------------------    ELECTRONIC FUNDS TRANSFER: transferring
SYSTEMATIC WITHDRAWAL PLAN Call us to request a        money to your bank account electronically
form to add the plan. Complete the form, specifying    may take up to eight business days to clear.
the amount and frequency of withdrawals you would      EFT usually is available without a fee at
like.                                                  all Automated Clearing House (ACH) banks.
                                                       Establishing EFT services requires
---------------------------------------------------    approximately 15 days.

--------------------------------------------------------------------------------
Account Policies


If you wish to make a telephone transaction under one of the purchase or redemption options, please call Shareholder Services at 1-800-432-7856 or 414-289-7000. If you have a question about investing or need forms for electing an option, call Shareholder Services at either number or visit our website at www.heartlandfunds.com. Please note that you may terminate or change any option you elect at any time upon five days' advance notice to Heartland Advisors. The Funds may suspend, modify, or terminate any purchase or redemption option, other than the option to redeem by mail, at any time without notice to you. The Funds also reserve the right to waive or lower any minimum dollar amounts applicable to the transactions discussed.

Time of Purchase and Form of Payment. Shares of the Funds are sold without a sales charge. Your purchase of a Fund's shares will, therefore, be made at the net asset value per share next determined after the Fund or its authorized agent receives your payment. Payment must be in U.S. dollars by check drawn on a bank in the United States, wire transfer, or electronic transfer. Usually, a Fund will not accept payment in the form of a check payable to you or a third party, and endorsed over to the Fund. Shares purchased by checks that are returned will be canceled and you will be liable for any losses or fees incurred by a Fund or its agents, including bank handling charges for returned checks.

If your payment is received after 4:00 p.m., Eastern time, your purchase will be effective on the next business day. Purchase orders for a Fund are not binding until accepted by the Fund or its authorized agent, and entered on the Fund's books. A Fund may reject any order its officers determine is not in the best interests of the Fund or its shareholders, and the offering of Fund shares may be suspended or limited at any time without notice to shareholders. The Funds also may reject any order not accompanied by instructions in English. Once accepted, you may not cancel or revoke your purchase order, but you may redeem your shares.

Investment Minimums. If you purchase shares directly from a Fund, your initial investment must be for a minimum of $1,000, except for accounts opened with an automatic investment plan. Subsequent purchases made by mail, other than through dividend reinvestment, must be for a minimum of $100. Each Fund may waive or lower its investment minimums for any reason. Different minimums may apply to accounts opened through third parties.

Tax Identification Numbers. Under IRS rules, we must receive your correct social security or tax identification number on a signed Account Application or IRS Form W-9 when you open your account. Otherwise, you may be subject to an IRS fine, and we may be required to withhold a percentage (currently 31%) of your dividend and capital gain distributions and of your redemption proceeds.

Purchases Through Third Parties. You may purchase shares through a third party broker-dealer or other financial intermediary, but Heartland reserves the right to refuse purchases through any intermediary arrangement that the officers of Heartland determine employs investment strategies which are not in the best interests of the Funds or their shareholders. Shares purchased through third parties may be subject to special fees and conditions that do not apply if you purchase your shares directly from the Funds. Third parties also may place limits on your ability to use the shareholder services or receive shareholder information described in this prospectus. Heartland has allowed some third parties to authorize selected designees to accept purchase orders for the third party on the Funds' behalf. If you purchase shares through a third party which is also an authorized agent of the Funds, your order will be processed at the net asset value per share next determined after the third party (or its authorized designee) receives your order; other orders will be processed at the net asset value next determined after receipt by the Funds.

REDEEMING SHARES
--------------------------------------------------------------------------------
Redemptions by Shareholders Who Are Not Individuals. For corporate, trust, partnership, and other institutional accounts, the persons signing should also indicate their office or other fiduciary capacity. A certified corporate resolution evidencing the signing officer's authority to sign on behalf of a shareholder corporation also is required. Executors, administrators, guardians, trusts, and other institutional shareholders should call Heartland Advisors prior to mailing their instructions to determine if other documentation may be required.

Redeeming Shares By Check. (Short Duration High-Yield Municipal Fund only). You may redeem shares of the Short Duration High-Yield Municipal Fund by writing special checks in the amount of $250 or more. This service is provided free of charge. Because these checks are drawn on a special account at the Fund's custodian bank, you will be subject to that bank's procedures and rules relating to its checking accounts. Canceled checks are not returned, but copies may be obtained upon request. Please note that you may realize a taxable gain or loss when you redeem shares by check.

Time of Redemption; Form of Instructions and Payment. Your shares will be redeemed at the net asset value per share next determined after your instructions, in English, are received by your Fund or its authorized agent in good order as further explained below. The Funds will not accept an order with instructions for redemption on a particular date or at a particular price. The Funds use procedures reasonably designed to authenticate telephone instructions including, for example, requesting personal identification information from callers. The Funds are not liable for any losses due to unauthorized or fraudulent telephone instructions if these procedures are followed. Once accepted, you may not cancel or revoke your redemption order.

Usually, proceeds are mailed within one or two days of redemption or wired on the next business day, but in no event are proceeds remitted to you later than seven business days after redemption. In limited circumstances, the Funds may elect to suspend the redemption of shares.

Generally, proceeds will be paid in cash, but the Funds reserve the right to pay redemptions in the amount of $250,000 or more "in kind," which means you would be paid in portfolio securities. If this occurred, you might incur transaction costs when you sell the portfolio securities.

If redemption instructions are received in good order for shares that have not been paid for, your shares will be redeemed, but the Funds reserve the right to hold the proceeds until payment of the purchase price can be confirmed. This type of delay can be avoided by purchasing shares by federal funds wire. If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Funds reserve the right to reinvest the check in shares of the particular Fund at their then current net asset value until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

Early Redemption Fee. To defray certain transaction expenses and facilitate portfolio management, upon 90 days' advance written notice to you, the Fund reserves the right to charge you an early redemption fee of 1% of the proceeds of shares being redeemed or exchanged that are held for less than 90 days.

EXCHANGING SHARES
--------------------------------------------------------------------------------

Unless you instruct the Funds that you do not want this service, you are automatically permitted to purchase shares of a Fund with the proceeds of a redemption for your account in any other Heartland Fund or the Firstar Money Market Fund, a money market fund sponsored by an affiliate of the Transfer Agent. This type of transaction is referred to as an "exchange" and may be effected by writing or calling Heartland

Advisors. Written exchanges may be for any amount, but telephone exchanges may be for not less than $1,000 and not more than $500,000.

Exchanges with the Firstar Money Market Fund are subject to the terms and conditions of that fund's prospectus, which may be obtained from Heartland Advisors. Heartland Advisors receives an annual fee from Firstar Money Market Fund for shareholder account servicing and recordkeeping and distribution services in the amount of 0.20% of the average daily net assets of shares for which Heartland Advisors is the holder or dealer of record.

To minimize Fund expenses and to protect the Funds and their shareholders from unfair expense burdens, the Funds reserve the right to restrict excessive exchange activity by any shareholder upon 60 days' advance notice.

Signature Guarantees. To protect your account, the Funds reserve the right to require a signature guarantee for written redemption instructions. Normally, a signature guarantee will be required if the redemption proceeds will exceed $50,000. A signature guarantee will also be required if the proceeds are being paid to a third party, mailed to an address other than the address listed on the Funds' records or forwarded to a bank not identified on the Funds' records as authorized to receive the proceeds. Acceptable guarantors include, among others, banks and brokerage firms that are members of a domestic stock exchange. Signatures witnessed by notaries public are not acceptable for this purpose.

Redemptions Through Third Parties. You may redeem shares through a third party broker-dealer or other financial institution provided the third party presents documentation satisfactory to the Funds indicating it is your authorized agent. Third parties may charge fees for their services and impose terms or conditions that do not apply if you do business directly with the Funds. Heartland has allowed some third parties to authorize selected designees to accept redemption orders for the third party on the Funds' behalf. If you redeem shares through a third party which is also an authorized agent of the Funds, your order will be processed at the net asset value per share next determined after the third party (or its authorized designee) receives your order; other orders will be processed at the net asset value per share next determined after receipt by the Funds.

Involuntary Redemption. If your account value in any Fund falls below $500 for three months or more, the Funds may redeem all of your shares in that Fund upon 60 days' advance notice to you. You may avoid involuntary redemption by making additional investments to bring your account value up to at least $1,000.

SHARE PRICE
--------------------------------------------------------------------------------
Shares of a Fund are purchased and redeemed at the net asset value per share next determined following receipt of your order in proper form by the Fund or its authorized agent. Net asset value is the difference between the values of the Fund's assets and liabilities divided by the number of shares outstanding. It is determined at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time). Orders received after 4:00 p.m., Eastern Time, are priced at the net asset value per share determined on the next business day of the Fund.

If you purchase or redeem shares through a third party which is an authorized agent of the Funds, your order will be processed at the net asset value per share next determined after the third party receives your order; other purchases and redemptions through third parties are processed at the net asset value per share next determined after receipt by the Funds. Third parties acting as authorized agents of the Funds are required to segregate orders received after the close of regular trading on the New York Stock Exchange and transmit those orders separately for execution at the net asset value per share next subsequently determined.

Portfolio securities are valued on the basis of market quotations or at fair value using methods determined by Heartland's Board of Directors. Like most mutual funds, the Funds generally use a "fair value" methodology to value debt obligations because market quotations are generally not available for most debt obligations. Fair values are normally determined by using valuations furnished by one or more pricing services approved by Heartland's Board of Directors. Debt securities purchased with remaining maturities of 60 days or less are valued at acquisition cost, plus or minus any amortized discount or premium.

SERVICE FEES
--------------------------------------------------------------------------------
If your electronic funds transfer order cannot be processed because of insufficient funds or a stop payment, Firstar Mutual Fund Services, LLC (the "Transfer Agent") will charge your account a service fee of $20.00. If you direct that your redemption proceeds be wired to your bank, the Transfer Agent will charge a service fee (currently $12.00).

HEARTLAND VALUE SOURCE(TM)
--------------------------------------------------------------------------------
Heartland Advisors' website, Heartland Value Source,(TM) located at www.heartlandfunds.com, provides investors with a variety of information about the Fund, including daily share prices, market updates and shareholder reports. By calling 1-800-432-7856 and requesting a personal identification number, shareholders can access their accounts directly to review current balances, recent transactions and other account information.

INVESTMENT REPORTS
--------------------------------------------------------------------------------
Shareholder Reports. The Funds' portfolio managers review their strategies and results in quarterly Value Reports. In addition, semiannually these reports contain schedules of investments and Fund financial statements. If several members of a household own a Fund, only one Value Report is mailed to that address. To receive additional copies, you may call Shareholder Services at 1-800-432-7856 or (414) 289-7000, or write to Heartland Advisors at 790 North Milwaukee Street, Milwaukee, WI 53202.

Other Reports. Heartland Advisors also publishes and mails to shareholders News & Views, a quarterly investment newsletter providing market analysis and commentary. In addition, it publishes investment research pieces that are mailed to shareholders periodically.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
--------------------------------------------------------------------------------
A dividend from net investment income represents the income a Fund earns from dividends and interest paid on its investments after payment of Fund expenses. A capital gain or loss is the increase or decrease in the value of a security that a Fund holds compared to its original purchase price. The gain or loss is "unrealized" until the security is sold. Each realized capital gain or loss is either short-term or long-term depending on whether the Fund held the security for one year or less, or more than one year. This is the case regardless of how long you hold your Fund shares.

Income dividends are declared by the Funds each day and paid monthly. If a Fund has net capital gains for a year, the Fund normally will distribute substantially all of its net capital gains at the end of the year. Both types of distributions are automatically invested in additional shares for your account unless you elect on your Account Application to have them invested in another Heartland Fund or to have them paid to you in cash.

"Buying a Dividend." Please note that if you purchase shares of a Fund just before the record date of a capital gain distribution, you will receive a portion of your purchase price back as a taxable distribution. A Fund's net asset value per share on the record date will be reduced by the amount of the dividend. This is sometimes referred to as "buying a dividend."

If you choose to have dividends and capital gains distributions, or both, mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the Funds reserve the right to reinvest the check and future distributions in shares of the particular Fund at their then current net asset value until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES
--------------------------------------------------------------------------------
Interest earned by the Funds on Municipal Obligations is in general federally tax-free when distributed to you. If a Fund earns taxable income from any of its investments, it will be distributed as a taxable dividend and taxable to you as ordinary income for federal income tax purposes.

Each Fund may invest in Municipal Obligations the interest on which (less any related expenses) is a tax preference item for purposes of the federal alternative minimum tax for individuals (private activity securities). To the extent that a Fund invests in private activity securities, individuals who are subject to the alternative minimum tax will be required to report a portion of the Fund's dividends as a "tax preference item" in determining their federal alternative minimum tax. Liability for a federal alternative minimum tax will depend on your individual tax circumstances.

Short-term capital gains will be taxable to you as ordinary income for federal income tax purposes. Long-term capital gain distributions will be taxable as long-term capital gains to shareholders. If a Fund declares a distribution in December, but does not pay it until January of the following year, you still will be taxed as if the distribution were paid in December. The Transfer Agent will process your distributions and send you a statement for tax purposes each year showing the source of distributions for the preceding year.

If you redeem or exchange your shares, the transaction is a taxable event. Special tax rules apply to non-individual shareholders. State and local tax rules differ from the federal tax rules described in this prospectus. Because this tax information is only a general overview, you should consult with your own tax advisor about the tax consequences of your investment in the Funds.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following financial highlights tables are intended to help you understand each Fund's financial performance since commencement of its operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Funds over the periods presented (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Annual Report to Shareholders, which is available upon request.

                                                       Short Duration High-Yield                     High-Yield Municipal
                                                             Municipal Fund                               Bond Fund
                                                   ------------------------------------       -----------------------------------
                                                      For the            Jan. 2, 1997/1/        For the            Jan. 2, 1997/1/
                                                    year ended              through            year ended            through
                                                   Dec. 31, 1998         Dec. 31, 1997        Dec. 31, 1998        Dec. 31, 1997
                                                   -------------         --------------       -------------        --------------
PER SHARE DATA
Net asset value, beginning of period...............  $  10.15               $  10.00              $ 10.45             $ 10.00
Income from investment operations:
   Net investment income...........................      0.53                   0.57                 0.65                0.68
   Net realized and unrealized
    gains (losses) on investments..................     (0.17)                  0.15                 0.03                0.48
                                                     --------               --------              -------             -------
   Total income from investment operations.........      0.36                   0.72                 0.68                1.16
Less distributions from:
   Net investment income...........................     (0.53)                 (0.57)               (0.65)              (0.68)
   Net realized gains on investments...............        --                     --                (0.10)              (0.03)
                                                     --------               --------              -------             -------
     Total distributions...........................     (0.53)                 (0.57)               (0.75)              (0.71)
                                                     --------               --------              -------             --------
Net asset value, end of period..................... $    9.98               $  10.15              $ 10.38             $ 10.45
                                                     ========               ========              =======             ========

Total Return.......................................       3.7%                    7.4%                 6.7%               11.7%
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands)........ $ 149,643                $120,942              $73,455             $30,608
   Ratio of net expenses to average net assets.....      0.62%/2/                0.00%/2/             0.76%/3/            0.00%/3/
   Ratio of net investment income
    to average net assets..........................      5.26%/2/                5.33%/2/             6.01%/3/            6.01%/3/
   Portfolio turnover rate.........................       215%                   175%                  223%                439%

(1)  Commencement of operations.
(2) If there had been no fees paid indirectly or expense reimbursement and management fee waiver by the Advisor, the ratios of net expenses to average net assets for the periods ended December 31, 1998 and December 31, 1997 would have been 0.80% and 0.84%, respectively, and the ratios of net investment income to average net assets would have been 5.08% and 4.49%, respectively.
(3) If there had been no fees paid indirectly or expense reimbursement and management fee waiver by the Advisor, the ratios of net expenses to average net assets for the periods ended December 31, 1998 and December 31, 1997 would have been 1.08% and 1.25%, respectively, and the ratios of net investment income to average net assets would have been 5.69% and 4.76%, respectively.

  HEARTLAND FUNDS
  General Information and Account/Price Information (24 hours):
  1-800-432-7856 or (414) 289-7000
  www.heartlandfunds.com


HEARTLAND FUNDS
790 North Milwaukee Street
Milwaukee, Wisconsin 53202

INVESTMENT ADVISOR AND DISTRIBUTOR
Heartland Advisors, Inc.
790 North Milwaukee Street
Milwaukee, Wisconsin 53202

CUSTODIAN
Firstar Bank Milwaukee, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

TRANSFER AND DIVIDEND DISBURSING AGENT
Firstar Mutual Fund Services, LLC
615 East Michigan Street, 3rd Floor
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

If you have any questions about the Funds or would like more information, including a free copy of the Funds' Statement of Additional Information ("SAI"), or their Annual or Semi Annual Report, you may call or write Heartland Advisors at:

Heartland Advisors, Inc.
790 North Milwaukee Street
Milwaukee, Wisconsin 53202
1-800-432-7856 or (414) 289-7000
www.heartlandfunds.com

The SAI, which contains more information on the Funds, has been filed with the Securities and Exchange Commission ("SEC"), and is legally a part of this prospectus. The Annual and Semi Annual Reports, also filed with the SEC, discuss market conditions and investment strategies that affected the Fund's performance during the prior fiscal year and six-month fiscal period, respectively.

To view these documents, along with other related documents, you can visit the SEC's Internet website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling 1.800.SEC.0330. Additionally, copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

Investment Company Act File No. 811-4982.

                                                          PROSPECTUS/MAY 1, 1999

                             LARGE CAP VALUE FUND

                              MID CAP VALUE FUND

                                VALUE PLUS FUND

                                  VALUE FUND

                                GOVERNMENT FUND



                              [LOGO APPEARS HERE]
                            -----------------------
                           AMERICA'S VALUE INVESTOR(R)

PROSPECTUS/MAY 1, 1999


HEARTLAND LARGE CAP VALUE FUND

HEARTLAND MID CAP VALUE FUND

HEARTLAND VALUE PLUS FUND

HEARTLAND VALUE FUND

HEARTLAND GOVERNMENT FUND

This Prospectus contains information you should know about the following mutual fund portfolios of Heartland Group, Inc. (the "Funds") before you invest. Investments for each of the Funds are selected on a value basis.

- HEARTLAND LARGE CAP VALUE FUND -- Its investment objective is long-term capital appreciation. This Fund seeks to achieve its objective through investing in stocks of companies with market capitalizations over $1 billion.

- HEARTLAND MID CAP VALUE FUND -- Its investment objective is long-term capital appreciation. This Fund seeks to achieve its objective through investing in mid-cap stocks, those of companies with market capitalizations between $750 million and $5 billion.

- HEARTLAND VALUE PLUS FUND -- Its investment objectives are capital appreciation and current income. This Fund seeks to achieve its objectives primarily through investing in income-producing equity securities of smaller companies. This Fund also seeks to achieve its objectives through investing in debt securities.

- HEARTLAND VALUE FUND -- Its investment objective is long-term capital appreciation. This Fund seeks to achieve its objective through investing in small company stocks.

- HEARTLAND GOVERNMENT FUND -- Its investment objectment are a high level of current income, liquidity and safety of principal.

Heartland Advisors managers the Funds using its Ten-Point Value Investment Grid", a strict investment discipline designed to identify value. The Government Fund also uses certain value criteria for selecting U.S. Government securities. Each Fund offers investors an attractive investment opportunity combined with active risk management. Each Fund is a no-load fund. Investors pay no sales fees or changes to purchase, redeem or exchange their shares.

The Securities and Exchange Commission has not approved the shares of these Funds or any other mutual fund, nor determined whether this or any other prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Table of Contents
THE HEARTLAND APPROACH TO INVESTING.......................   5
--------------------------------------------------------------

RISK/RETURN SUMMARY: INVESTMENTS,
RISKS AND PERFORMANCE.....................................   7
--------------------------------------------------------------
Large Cap Value Fund......................................   7
Mid Cap Value Fund........................................   9
Value Plus Fund...........................................  11
Value Fund................................................  15
Government Fund...........................................  17
Investment Returns........................................  21
Fees and Expenses of the Funds............................  22

MANAGEMENT OF THE FUNDS...................................  25
--------------------------------------------------------------
Heartland Group...........................................  25
Heartland Advisors........................................  25

PRINCIPAL INVESTMENT STRATEGIES
AND INVESTMENT RISKS......................................  30
--------------------------------------------------------------
Heartland Advisors' Ten-Point Value Investment Grids(TM)..  30
Other Investments and Investment Strategies...............  33
Risks.....................................................  37

HOW TO INVEST.............................................  42
--------------------------------------------------------------

ACCOUNT POLICIES..........................................  46
--------------------------------------------------------------
Redeeming Shares..........................................  47
Exchanging Shares.........................................  49
Share Price...............................................  51
Service Fees..............................................  52

SHAREHOLDER INFORMATION AND REPORTING.....................  53
--------------------------------------------------------------
Heartland Value Source(TM)................................  53
Investment Reports........................................  53
Dividends and Capital Gain Distributions..................  53
Taxes.....................................................  54
Financial Highlights......................................  55

THE HEARTLAND APPROACH TO INVESTING

Heartland Advisors, Inc. ("Heartland Advisors"), America's Value Investor(R), selects investments for the Funds that it believes are undervalued as measured by sets of criteria known as Heartland Advisors' Ten-Point Value Investment Grids(TM). The portfolios of the Heartland Funds are actively managed. Although no one can predict a Fund's future performance, Heartland Advisors believes that the "value" style of investing will outperform over extended periods, which may include bear markets as well as volatile or "sideways moving" markets. The value style may perform less well in markets that favor faster growing companies.

Heartland Advisors' Equity Ten-Point Value Investment Grid(TM) is used to evaluate the relative worth of equity securities in the Funds' portfolios. The criteria used are:


- Low price/earnings multiple      - High insider ownership
- High cash flow                   - Capable management
- Positive earnings dynamics       - Hidden assets
- Discount to book value           - Positive technical analysis
- Financial soundness              - Catalyst for recognition

Heartland Advisors' Fixed Income Ten-Point Value Investment Grid(TM) is used to evaluate the relative worth of fixed-income securities in the Funds' portfolios. The criteria used are:

- Economic trends                  - Financial soundness
- Federal Reserve policy           - Market sponsorship
- "Real" interest rates            - Positive technical analysis
- Attractive risk premiums         - Innovative asset classes
- Sector outlook                   - Catalyst for recognition

Heartland Advisors typically sells securities in the Funds' portfolios when it considers them to be overvalued relative to other investments using the above criteria. It also may sell securities to raise cash in response to business operating needs or, consistent with a Fund's investment objective, to reposition the Fund's portfolio to maintain relative industry or market sector weightings or because of market or economic factors.

Elsewhere in this prospectus you will find a discussion of the differences between the performance of a mutual fund portfolio and the performance of a market index, together with an explanation of the different measures of mutual fund performance.

An investment in a Fund is not a deposit of a bank, nor insured or guaranteed by the Federal Deposit Insurance Company (FDIC) or any other governmental agency. No single Fund is designed to be a complete investment program, and while you may make money, you could also lose money. Each Fund's share price will fluctuate.

RISK/RETURN SUMMARY:
INVESTMENTS, RISKS AND PERFORMANCE

LARGE CAP VALUE FUND
--------------------------------------------------------------------------------
INVESTMENT GOAL. The Large Cap Value Fund seeks long-term capital appreciation through investing in large companies.

PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, the Large Cap Value Fund invests at least 65% of its total assets, and generally almost all of its assets, in common stocks and other equity securities of companies with market capitalizations in excess of $1 billion selected on a value basis. It may, however, invest in other equity securities and debt securities, and may employ other investment techniques that are not principal investment strategies, but could impact the Fund's performance.

Large companies typically are global in nature and not dependent solely on the U.S. economy or stock market. They tend to be widely followed by investment analysts and their securities tend to be broadly owned by institutional and individual investors. These characteristics cause the securities of these companies to be normally more liquid and subject to less price volatility than stocks of smaller companies.

RISKS. The principal risk of investing in the Large Cap Value Fund is that its share price and investment return will fluctuate, and you could lose money. Because the Fund invests in value stocks, it is subject to the risk that their intrinsic values may never be recognized by the broad market or that their prices may decline. While investing in value stocks may limit the overall downside risk of the Fund over time, the Fund may produce more modest gains than riskier equity funds in exchange for this potentially lower risk. Because the Fund invests in both global companies and securities of foreign issuers, factors such as foreign exchange rates, foreign political and economic developments, and domestic and foreign laws concerning investing outside the United States could adversely affect the Fund.

WHO SHOULD CONSIDER INVESTING IN THE FUND? The Large Cap Value Fund is designed for investors who seek long-term capital appreciation from a diversified, actively managed portfolio of large company stocks. It is designed for investors who can accept the volatility and other investment risks of the broad-based equity markets, but want an investment stategy that seeks to manage these risks by investing in companies believed to be undervalued relative to their intrinsic value.

PAST PERFORMANCE. The following tables show historical perfomance of the Large Cap Value Fund. Table I provides some indication of the risks of investing in the Fund by showing how the Fund's total returns have varied from year to year since January 1, 1997. Table II shows how the Fund's average annual total returns to those of a broad-based securities market index.

The Fund commenced operations on October 11, 1996. The performance of a newer mutual fund may be adversely affected by such factors as uneven cash flows and adsolute size. These factors may make it more difficult for a newer fund to establish meaningful portfolio positions as quickly and as efficiently as a more seasoned fund. Newer funds may also experience greater portfolio turnover. Past performance cannot predict or guarantee future results.

TABLE I

LARGE CAP VALUE FUND -- YEAR-BY-YEAR TOTAL RETURNS

A BAR CHART showing Total Returns for Large Cap Value Fund for 1997 and 1998:

          22.91%      1.73%
          1997        1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

                         -------------------------

                          BEST QUARTER:
                          Q2     '97       14.53%
                         =========================

                          WORST QUARTER:
                          Q3     '98      -15.99%
                         -------------------------

TABLE II


LARGE CAP VALUE FUND -- AVERAGE ANNUAL TOTAL RETURN (THROUGH 12/31/98)
----------------------------------------------------------------------------------------------
                                                                              Since inception
                                                            One year          (10/11/96)
----------------------------------------------------------------------------------------------
     Large Cap Value Fund                                     1.73%                13.04%
----------------------------------------------------------------------------------------------
     S&P 500 Index/(1)/                                      28.57%                31.51%
----------------------------------------------------------------------------------------------

/(1)/ The S&P 500 Stock Index is an unmanaged index of 500 stocks representing major U.S. industries.


MID CAP VALUE FUND
--------------------------------------------------------------------------------
INVESTMENT GOAL. The Mid Cap Value Fund seeks long-term capital appreciation through investing in mid-sized companies.

PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, the Mid Cap Value Fund invests at least 65% of its total assets, and generally almost all of its assets, in common stocks and other equity securities of mid-sized companies with market capitalizations between $750 million and $5 billion selected on a value basis. It may, however, invest in other equity securities and debt securities, and may employ other investment techniques that are not principal investment strategies, but could impact the Fund's performance.

Mid-sized companies tend to have more experienced management and more established operating histories than smaller companies. As a result, mid-sized companies tend to be more widely followed by investment analysts and have greater financial data and other information readily available than smaller companies. However, mid-sized companies typically are less well-established and followed than larger companies, and the securities of mid-sized companies usually are not as broadly owned. These factors make securities of mid-sized companies a less efficient market segment, creating potential opportunities for investors. The Fund seeks to moderate the risks associated with investing in mid-sized companies by investing in equity securities that offer higher dividend yields than equity securities in general.

RISKS. The principal risk of investing in the Mid Cap Value Fund is that its share price and investment return will fluctuate, and you could lose money. Because the Fund invests in value stocks, it is subject to the risk that their intrinsic values may never be recognized by the broad market or that their prices may decline. While investing in value stocks may limit the overall downside risk of the Fund over time, the Fund may produce more modest gains than riskier equity funds in exchange for this potentially lower risk. Mid cap securities tend to be more volatile and less liquid than the securities of larger companies.

WHO SHOULD CONSIDER INVESTING IN THE FUND? The Mid Cap Value Fund is designed for investors who seek long-term capital appreciation from a diversified, actively managed portfolio of mid-size company stocks. It is designed for investors who seek greater investment return potential than that which is normally available from the broad-based equity markets and who can tolerate the greater investment risk and market volatility associated with mid-sized and smaller companies. It is designed for investors who want an investment strategy that seeks to manage these risks by investing in companies believed to be undervalued relative to their intrinsic value.

PAST PERFORMANCE. The following tables show historical performance of the Mid Cap Value Fund. Table I provides some indication of the risks of investing in the Fund by showing how the Fund's total returns have varied from year to year since January 1, 1997. Table II shows how the Fund's average annual total returns compare to those of a broad-based securities market index.

The Fund commenced operations on October 11, 1996. The performance of a newer mutual fund may be adversely affected by such factors as uneven cash flows and absolute size. These factors may make it more difficult for a newer fund to establish meaningful portfolio positions as quickly and as efficiently as a more seasoned fund. Newer funds may also experience greater portfolio turnover. Past performance cannot predict or guarantee future results.

TABLE I

MID CAP VALUE FUND -- YEAR-BY-YEAR TOTAL RETURNS

A BAR CHART showing Total Returns for Mid Cap Value Fund for 1997 and 1998:

          22.84%     (7.96)%
          1997        1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.


                         ------------------------

                          BEST QUARTER:
                          Q1       '98     14.71%
                         ========================

                          WORST QUARTER:
                          Q3       '98    -20.17%

                         ------------------------

TABLE II

     MID CAP VALUE FUND -- AVERAGE ANNUAL TOTAL RETURN (THROUGH 12/31/98)
------------------------------------------------------------------------------
                                                            Since inception
                                                  One year    (10/11/96)
------------------------------------------------------------------------------
     Mid Cap Value Fund                            -7.96%        8.77%
------------------------------------------------------------------------------
     S&P Mid Cap 400 Index/(1)/                    19.11%       25.77%
------------------------------------------------------------------------------

/(1)/ The S&P Mid Cap 400 Index is an unmanaged index of 400 stocks generally representative of the mid cap market.



VALUE PLUS FUND
--------------------------------------------------------------------------------
INVESTMENT GOAL. The Value Plus Fund seeks capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES. The Value Plus Fund invests primarily in income-producing equity securities of smaller companies selected on a value basis. To further pursue its income objective, the Fund also invests up to 35% of its total assets in other securities, such as debt securities and cash equivalents. Although it may invest in securities of larger companies, it generally invests in companies with market capitalizations of less than $750 million. The Fund seeks to reduce the capitalizations of less than $750 million. The Fund seeks to reduce the risks associated with investing in small companies through the income component of its portfolio. The Fund may employ other investment techniques that are not principal investment strategies, but could impact the Fund's performance.

RISKS. The principal risk of investing in the Value Plus Fund is that its share price and investment return will fluctuate, and you could lose money. Because the Fund invests in value stocks, it is subject to the risk that their intrinsic values may never be recognized by the broad market or that their prices may decline. While investing in value stocks may limit the overall downside risk of the Fund over time, the Fund may produce more modest gains than riskier equity funds in exchange for this potentially lower risk.

Investing in the equity securities of small cap companies involves a higher degree of risk than investing in the securities of larger companies. In general, the prices of securities of small cap companies may be more volatile than those of larger companies, they may have less market liquidity, and they may be more likely to be adversely affected by poor economic or market conditions. There is no assurance that the income-producing features of the Fund will reduce the risks associated with investing in small companies or the Fund's volatility.

WHO SHOULD CONSIDER INVESTING IN THE FUND? The Value Plus Fund is designed for investors who seek a combination of capital appreciation from small company stocks and current dividend income. It is designed for long-term investors who seek greater investment return potential than that which is normally available from the broad-based equity markets and who can tolerate the greater investment risk and market volatility associated with smaller companies. It is designed for investors who want an investment strategy that seeks to manage these risks by investing in companies believed to be undervalued relative to their intrinsic value and who want to moderate these risks with the careful selection of income-producing securities as an integral part of their investment portfolio.

PAST PERFORMANCE. The tables on the following page show historical performance of the Value Plus Fund. Table I provides some indication of the risks of investing in the Fund by showing how the Fund's total returns have varied from year to year since January 1, 1994. Table II shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Table III shows the annualized yield of the Fund and the index for the 30 days ended December 31, 1998. Past performance cannot predict or guarantee future results.

TABLE I
VALUE PLUS FUND -- YEAR-BY-YEAR TOTAL RETURNS

A BAR CHART showing Total Returns for Value Plus Fund from 1994 through 1998:

        (4.95)%      24.39%      33.80%      30.60%   (10.78)%
         1994         1995        1996        1997      1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

                         ------------------------

                          BEST QUARTER:
                          Q3       '97     15.47%
                         ========================

                          WORST QUARTER:
                          Q3       '98    -13.25%

                         ------------------------


TABLE II
      VALUE PLUS FUND -- AVERAGE ANNUAL TOTAL RETURN (THROUGH 12/31/98)
-------------------------------------------------------------------------------
                                                               SINCE INCEPTION
                                          ONE YEAR   FIVE YEAR   (10/23/93)
-------------------------------------------------------------------------------
      VALUE PLUS FUND                     -10.78%    13.01%        13.64%
-------------------------------------------------------------------------------
      RUSSELL 2000 INDEX/(1)/              -2.55%    11.86%        11.74%
-------------------------------------------------------------------------------
/(1)/ The Russell 2000 Index is an unmanaged index of 2,000 stocks considered representative of the small cap market.


TABLE III

      YIELD FOR THE 30 DAYS ENDED 12/31/98 (ANNUALIZED)
-------------------------------------------------------------------------------
      VALUE PLUS FUND     4.12%
-------------------------------------------------------------------------------
      Russell 2000 Index  1.34%
-------------------------------------------------------------------------------
For current yield information, please call 1-800-432-7856.

VALUE FUND
-------------------------------------------------------------------------------
INVESTMENT GOAL. The Value Fund seeks long-term capital appreciation through investing in small companies.

PRINCIPAL INVESTMENT STRATEGIES. The Value Fund invests primarily in equity securities of companies with market capitalizations of less than $750 million selected on a value basis. It may, however, invest in other equity securities and debt securities, and may employ other investment techniques that are not principal investment strategies, but could impact the Fund's performance.

RISKS. The principal risk of investing in the Value Fund is that its share price and investment return will fluctuate, and you could lose money. Because the Fund invests in value stocks, it is subject to the risk that their intrinsic values may never be recognized by the broad market or that their prices may decline. While investing in value stocks may limit the overall downside risk of the Fund over time, the Fund may produce more modest gains than riskier equity funds in exchange for this potentially lower risk.

Investing in the equity securities of small cap companies involves a higher degree of risk than investing in the securities of larger companies. In general, the prices of securities of small cap companies may be more volatile than those of larger companies, they may have less market liquidity, and they may be more likely to be adversely affected by poor economic or market conditions.

WHO SHOULD CONSIDER INVESTING IN THE FUND? The Value Fund is designed for investors who seek long-term capital appreciation from small company stocks. It is designed for investors who seek greater investment return potential than that which is normally available from the broad-based equity markets and who can tolerate the greater investment risk and market volatility associated with smaller companies. It is designed for investors who want an investment strategy that seeks to manage these risks by investing in companies believed to be undervalued relative to their intrinsic value.

PAST PERFORMANCE. The following tables show historical performance of the Value Fund. Table I provides some indication of the risks of investing in the Fund by showing how the Fund's total returns have varied from year to year over the past 10 years. Table II shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Past performance cannot predict or guarantee future results.

TABLE I

VALUE FUND -- YEAR-BY-YEAR TOTAL RETURNS

A BAR CHART showing Total Returns for Value Fund from 1989 through 1998:

6.52%   (17.09%)  49.35%  42.48%  18.77%  1.71% 29.80%  20.99%  23.19%  (11.46%)
1989      1990     1991     1992    1993   1994  1995    1996    1997     1998


Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

                           ------------------------
                           BEST QUARTER:
                           91       '91      29.24%
                           ========================
                           WORST QUARTER:
                           93       '90     -24.39%
                           ------------------------


TABLE II

      VALUE FUND -- AVERAGE ANNUAL TOTAL RETURN (THROUGH 12/31/98)
-------------------------------------------------------------------------------
                                                             SINCE INCEPTION
                              ONE YEAR  FIVE YEARS  TEN YEARS   (12/28/84)
-------------------------------------------------------------------------------
      VALUE FUND              -11.46%   11.74%      14.55%        14.99%
-------------------------------------------------------------------------------
      RUSSELL 2000 INDEX/(1)/  -2.55%   11.86%      12.92%        12.74%
-------------------------------------------------------------------------------
/(1)/ The Russell 2000 Index is an unmanaged index of 2,000 stocks considered representative of the small cap market.

GOVERNMENT FUND
(FORMERLY THE U.S. GOVERNMENT SECURITIES FUND)
-------------------------------------------------------------------------------

INVESTMENT GOAL. The Government Fund seeks a high level of current income, liquidity and safety of principal.

PRINCIPAL INVESTMENT STRATEGIES. The Government Fund will invest at least 80% of its total assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by other U.S. Government sponsored entities and repurchase agreements for such securities ("Government securities"). These securities include U.S. Treasury and agency securities, and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. They differ primarily in terms of interest rates, length of maturities, the nature of the governmental obligation and issuance dates.

The balance of the Fund's assets may be invested in other securities such as asset-backed and mortgage-backed securities issued by non-governmental entities; other debt securities; certificates of deposit, bankers' acceptances and time deposits; and convertible securities and preferred stocks. Any investments in debt securities will, at the time of purchase, be rated investment grade or, if unrated, be of comparable quality in the opinion of Heartland Advisors. The Fund may employ other investment techniques that are not principal investment strategies, but could impact the Fund's performance.

Although there are no duration restrictions for the Fund or the individual obligations in its portfolio, under normal market conditions, it is anticipated that the Fund will maintain an average portfolio duration of three to six years. Heartland Advisors believes that maintaining a portfolio duration within this range allows the Fund to seek both high current income and preservation of capital. Duration measures the rate of sensitivity of a bond or a mutual fund that invests in bonds to rising or falling interest rates.

RISKS. The principal risk of investing in the Government Fund is that its share price and investment return will fluctuate, and you could lose money. The principal risks associated with the fixed-income securities in which the Fund invests are: interest rate movements; maturity; inflation; principal prepayment; and the portfolio managers' skill in managing the Fund's portfolio duration. U.S. Treasury obligations held by the Fund are backed by the "full faith and credit" of the United States. In the case of U.S. Government agency obligations, some are backed by the full faith and credit of the United States, while others are backed only by the right of the issuer to borrow from the U.S. Government and the credit of the issuing agency. Because there is no guarantee that the U.S. Government will provide support to such agencies, such securities may involve risk of loss of principal and interest.

Rising interest rates generally will decrease the value of debt securities held by the Fund. In addition, debt securities with longer maturities held by the Fund are more greatly affected by changes in interest rates than securities with shorter maturities. Prepayment of high interest rate mortgage-backed and asset-backed securities during times of declining interest rates will tend to lower the Fund's return and may even result in losses to the Fund if those securities were acquired at a premium. During periods of rising interest rates, prepayments of mortgage-backed and asset-backed securities may decline, resulting in the security becoming less liquid and extending the Fund's duration. As a result, the Fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

WHO SHOULD CONSIDER INVESTING IN THE FUND? The Government Fund is designed for investors seeking a higher yield than a money market fund or an insured bank certificate of deposit with less fluctuation in net asset value than a longer-term bond fund. Unlike money market funds, however, the Fund does not seek to maintain a stable net asset value and shares in the Fund are not insured like a bank deposit account.

PAST PERFORMANCE. The tables below show historical performance of the Government Fund. Table I provides some indication of the risks of investing in the Fund by showing how the Fund's total returns have varied from year to year over the past 10 years. Table II shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Table III shows the yield for the Fund and the index for the 30 days ended December 31, 1998. Past performance cannot predict or guarantee future results.

TABLE I

GOVERNMENT FUND -- YEAR-BY-YEAR TOTAL RETURNS

A BAR CHART showing Total Returns for Government Fund from 1989 through 1998:

11.31% 9.98%  16.97%   10.08%  17.82%   (9.64%)   19.00%  2.00%   9.69%   8.15%
 1989  1990    1991     1992    1993     1994      1995   1996    1997    1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.


                           ------------------------
                           BEST QUARTER:
                           Q5       '91        7.10%
                           ========================
                           Q1       '94       -4.81%
                           ------------------------

TABLE II

      GOVERNMENT FUND -- AVERAGE ANNUAL TOTAL RETURN (THROUGH 12/31/98)
-----------------------------------------------------------------------------------------------------------
                                                                                     SINCE INCEPTION
                                                   ONE YEAR   FIVE YEARS   TEN YEARS    (4/9/87)
-----------------------------------------------------------------------------------------------------------
      GOVERNMENT FUND                               8.15%       5.40%       9.22%        8.56%
-----------------------------------------------------------------------------------------------------------
      LEHMAN INTERMEDIATE TREASURY INDEX/(1)/       8.62%       6.46%       8.34%        7.90%
-----------------------------------------------------------------------------------------------------------

/(1)/ The Lehman Intermediate Treasury Index is an unmanaged index of all Treasury securities issued by the U.S. Government with maturities of greater than one year but less than 10 years and at least $100 million in outstanding issuance.


TABLE III

      YIELD FOR THE 30 DAYS ENDED 12/31/98 (ANNUALIZED)
--------------------------------------------------------------------------------
      GOVERNMENT FUND                     5.5%
--------------------------------------------------------------------------------
      LEHMAN INTERMEDIATE TREASURY INDEX  5.0%
--------------------------------------------------------------------------------
For current yield information, please call 1-800-432-7856.

INVESTMENT RETURNS
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE VS. INDEX PERFORMANCE. The information about each Fund's past performance includes a comparison of the Fund's average annual total returns to a broad-based market index believed to be representative of the Fund's portfolio. An index is not available for direct investment, and past performance cannot guarantee or predict future results. The securities included in an index are not an exact match to the holdings in a mutual fund portfolio. The performance of a mutual fund portfolio will differ from that of an index. Unlike an index, a mutual fund portfolio is affected by operating expenses and cash flow activity caused by daily purchases and redemptions. In addition, a mutual fund portfolio will differ from the index in the number and size of holdings or securities, their relative sector and industry weightings, the market capitalization of individual securities and the median capitalization of the index and fund overall. Fee waivers may have been in effect for the Funds during the periods in which performance information is presented. Without fee waivers, the Funds' returns and yields would have been lower.


DEFINITIONS. Total return measures the change in the share price of a Fund and assumes the reinvestment of dividends and capital gains. Cumulative total return is actual return for a given period, but does not indicate how much return fluctuated during the period. Average annual total return is the hypothetical constant annual return that would have produced a Fund's cumulative return for a given period. It should not be confused with actual annual returns, the sum of which over a given period produces a Fund's cumulative total return. Yield is annualized net income of a Fund during a 30-day period as a percentage of the Fund's share price.

FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------
This summary describes the fees and expenses that you would pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are fees you pay directly from your investment. Because all of the Heartland Funds are no-load funds, you will not pay any fees when you buy or sell shares of the Funds. To help control transaction expenses and simplify portfolio management, each Fund reserves the right, upon 90 days' advance written notice to its shareholders, to charge an early redemption fee of 1% of the proceeds from shares redeemed or exchanged that are held for less than 90 days.

ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder acccounts, shareholder servicing, accounting and other services. You do not pay these expenses directly but, as shown in the example below, all shareholders bear these costs indirectly.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)./1/

                                           LARGE CAP      MID CAP     VALUE PLUS    VALUE      GOVERNMENT
                                           VALUE FUND    VALUE FUND      FUND       FUND          FUND
-----------------------------------------------------------------------------------------------------------
Management fees                              0.75%         0.75%         0.70%      0.75%         0.65%
-----------------------------------------------------------------------------------------------------------
Distribution (12b-1) fees                    0.25%         0.25%         0.25%      0.25%         0.25%
-----------------------------------------------------------------------------------------------------------
Other expenses                               0.92%         0.34%         0.26%/(2)/ 0.15%         0.26%
-----------------------------------------------------------------------------------------------------------
Total annual fund operating expenses         1.92%         1.34%         1.21%      1.15%         1.16%
-----------------------------------------------------------------------------------------------------------
Fee waiver and/or expense reimbursement     (0.97%)       (0.09%)       (0.00%)    (0.00%)       (0.36%)
-----------------------------------------------------------------------------------------------------------
Net expenses                                 0.95%         1.25%         1.21%      1.15%         0.80%
-----------------------------------------------------------------------------------------------------------

/(1)/ Heartland Advisors has contractually undertaken to waive fees paid to it by the Funds and to pay other ordinary expenses of the Funds on an annual basis through April 30, 2000 as follows: for the Large Cap Value Fund, expenses in excess of 0.95% of average net assets; for the Mid Cap Value Fund, expenses in excess of 1.25% of average net assets; and for the Government Fund, expenses in excess of 0.80% of average net assets. After that date, these fee waivers and expense reimbursement undertakings may be continued, terminated or revised at any time. If a Fund's operating expenses fall below the current expense limitation, the Fund will repay Heartland Advisors for expenses previously reimbursed. Repayment will continue for up to three years after the fiscal year in which the reimbursement occurred, subject to any expense limitation then in effect. Repayment will stop when the Fund has repaid the entire amount or the three-year period ends.

/(2)/ Not including interest expense of 0.03%.

EXAMPLE. (This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that (a) your investment has a 5% return each year, (b) any contractual fee waivers will not be renewed after April 30, 2000, and (c) each Fund's total annual fund operating expenses remain the same as shown in the table on the preceding page for periods greater than one year. The assumed return in the example does not represent actual or future performance, and your actual cost of investing in the Funds may be higher or lower.)

                 LARGE CAP    MID CAP    VALUE PLUS   VALUE   GOVERNMENT
                 VALUE FUND  VALUE FUND     FUND       FUND      FUND
----------------------------------------------------------------------------
One Year           $2,197      $2,127      $2,123    $2,117     $2,182
----------------------------------------------------------------------------
Three Years           509         416         384       365        333
----------------------------------------------------------------------------
Five Years            947         725         665       633        604
----------------------------------------------------------------------------
Ten Years           2,164       1,605       1,466     1,398      1,377
----------------------------------------------------------------------------

MANAGEMENT OF THE FUNDS

HEARTLAND GROUP
--------------------------------------------------------------------------------
The Funds are mutual fund portfolio series of Heartland Group, Inc. ("Heartland"). For each of the Funds, the shares offered by this prospectus are the "no-load" class. No other classes of shares have been authorized at this time.

Heartland is governed by a Board of Directors that oversees its business affairs. The Board meets regularly to review the Funds' investments, performance and expenses. It elects the officers of Heartland and hires the Funds' service providers, including the Funds' investment advisor. As a matter of policy, Heartland requires that a majority of its Board members be independent of the Funds' investment advisor.

HEARTLAND ADVISORS
--------------------------------------------------------------------------------
Founded in 1982 by William J. Nasgovitz, Heartland Advisors, Inc., America's Value Investor(R), is an independent firm owned by its employees. It manages the Funds' investments subject to the authority of and supervision by the Board of Directors of Heartland. Heartland Advisors also distributes the Funds' shares and provides administrative and accounting services to the Funds and shareholder services to the Funds' investors. In addition to managing the Heartland family of nine equity and fixed-income mutual funds, Heartland Advisors provides investment advisory and brokerage services to individuals, institutions and retirement plans. Its principal offices are located at, and its mailing address is, 790 North Milwaukee Street, Milwaukee, Wisconsin 53202.

PORTFOLIO MANAGERS. James P. Holmes, Chartered Financial Analyst ("CFA"), is portfolio manager for the Large Cap Value Fund and has managed the Fund since its inception. Mr. Holmes is a Vice President and principal of Heartland Advisors, which he joined in July 1996. Prior to that time, Mr. Holmes had been a Managing Director of Dreman Value Advisors, Inc. and its predecessor since 1986, with responsibility for portfolio management of institutional accounts.

Michael A. Berry, Ph.D., is portfolio manager for the MID CAP VALUE FUND and has managed the Fund since its inception. Dr. Berry is a Vice President of Heartland Advisors, which he joined in July 1996. Prior to that time, Dr. Berry had been the portfolio manager of the Kemper-Dreman Small Cap Value Fund, a Managing Director of Dreman Value Advisors, Inc. and Chief Equity Strategist for Zurich Kemper Investments since September 1995. Dr. Berry had been associated with Dreman Value Advisors' predecessor since 1984 and also served as a Professor of Finance at James Madison University and at the University of Virginia.

William J. Nasgovitz is co-portfolio manager for the VALUE PLUS FUND and the VALUE FUND and has been a portfolio manager of each Fund since commencement of its operations. For the past five years, Mr. Nasgovitz has been President, Chief Executive Officer and a Director of Heartland Advisors. During this same period, he also has been President and a Director of Heartland.

Eric J. Miller, Certified Management Accountant ("CMA"), is co-portfolio manager of the VALUE FUND with Mr. Nasgovitz. Mr. Miller, a Senior Vice President and a Director of Heartland Advisors, has co-managed the Fund since July 1997. He joined the firm as a portfolio manager and research analyst for advisory clients in January 1994. Prior to that time, Mr. Miller had been with American Appraisal Associates, Inc. since 1986, serving as Vice President, Head of U.S. Appraisal Operations.

Patrick J. Retzer, Certified Public Accountant ("CPA"), is co-portfolio manager of the GOVERNMENT FUND and has been a manager of the Fund since October 1988. Mr. Retzer also is co-manager of the VALUE PLUS FUND with Mr. Nasgovitz and has been a manager of that Fund since July 1997. Mr. Retzer is a Senior Vice President and a Director of Heartland Advisors, and has been associated with the firm in various capacities since 1988.

Lawrence J. Pavelec, CFA, is co-portfolio manager of the GOVERNMENT FUND. Mr. Pavelec is a Vice President of Heartland Advisors, which he joined in October 1998. Prior to that time, Mr. Pavelec was Director of Fixed Income at M&I Investment Management Corporation, with which he was associated in various capacities since 1985.

MANAGEMENT FEE AND EXPENSE LIMITATION. For Heartland Advisors' investment management services, each of the Funds pays an annual fee, accrued daily and paid monthly, computed as a percentage of each Fund's average net assets. For the fiscal year ended December 31, 1998, the Funds paid the following advisory fees which are set forth as a percentage of average daily net assets:

     FUND                               ADVISORY FEE
--------------------------------------------------------------------------------
     Large Cap Value Fund               0% (0.75% before fee waivers)
--------------------------------------------------------------------------------
     Mid Cap Value Fund                 0.75%
--------------------------------------------------------------------------------
     Value Plus Fund                    0.70%
--------------------------------------------------------------------------------
     Value Fund                         0.75%
--------------------------------------------------------------------------------
     Government Fund                    0.25% (0.65% before fee waivers)
--------------------------------------------------------------------------------

Through April 30, 2000, Heartland Advisors has contractually agreed to waive fees paid to it by each of the Large Cap Value Fund, the Mid Cap Value Fund, and the Government Fund and/or pay other Fund ordinary operating expenses (excluding brokerage commissions, interest and taxes) to the extent necessary to ensure that the Fund's total annual ordinary operating expenses do not exceed the percentage of average net assets noted in "Fees and Expenses of the Funds." After such time, Heartland Advisors may continue, modify or discontinue these waivers and/or reimbursements. Any waiver of fees or reimbursement of expenses is made on an annual basis. If any fees are owed to Heartland Advisors by a Fund, Heartland Advisors may pay the Fund's expenses indirectly by reducing the amount of such fees owed to it by the Fund. Waivers and reimbursements have the effect of lowering the Fund's overall expense ratio and increasing the Fund's overall return to investors.

If a Fund's operating expenses fall below the expense limitation, the Fund will begin paying Heartland Advisors for fees previously waived and expenses previously reimbursed. This repayment will continue for up to three years after the end of the fiscal year in which a fee is waived or an expense is paid, subject to any expense limitation then in effect, until the Fund has repaid Heartland Advisors for the entire amount or such three-year period expires.

RULE 12B-1 FEES. Each Fund has adopted a plan under Rule 12b-1 whereby the Fund pays Heartland Advisors a fee of up to 0.25% of the Fund's daily net assets computed on an annual basis and paid monthly for distributing its shares and providing certain shareholder services. Because the fee is paid out of the Fund's assets on an ongoing basis, fees paid under the Rule 12b-1 plan will increase the cost of your investment and may cost you more over time than paying other types of sales charges imposed by some mutual funds.

YEAR 2000 READINESS. Many computer systems use two digits rather than four to identify the year in a date. These systems, if not modified, will not correctly handle the change from "99" to "00" on January 1, 2000, causing them to be unable to accurately perform certain functions ("Year 2000 processing"). This problem affects virtually all companies and organizations, and, among other things, could have a negative impact on the handling of securities trades, payments of interest and dividends, and the pricing of and accounting for securities portfolios.

Heartland Advisors has taken steps to help assure that its major computer systems are capable of handling Year 2000 processing. It is also assessing the readiness of the Funds' custodian and transfer and dividend disbursing agent and other third parties performing major Year 2000 processing services for the Funds and Heartland Advisors. Although Heartland Advisors expects all major Fund computer systems to be ready in time, the Funds could be adversely affected if Year 2000 processing systems are not properly modified in a timely manner.

In addition, the issuers of the Funds' portfolio securities could have Year 2000 processing issues, as could the service providers who administer the payment of principal and interest on fixed-income securities owned by investors, such as the Funds. These problems might negatively affect the value of the issuer's securities, which, in turn, could adversely impact the Funds' performance. Heartland Advisors has established a process to gather publicly available information about the Year 2000 readiness of portfolio companies. However, this process may not uncover all relevant information, and the information gathered may not be complete or accurate. Moreover, an issuer's Year 2000 processing readiness is only one of many factors a Fund's portfolio manager may have considered when making investment decisions, and other factors may receive greater weight.

PRINCIPAL INVESTMENT STRATEGIES
AND INVESTMENT RISKS

Heartland Advisors, America's Value Investor(R), selects investments for the Funds that it believes are undervalued as measured by sets of criteria known as Heartland Advisors' Ten-Point Value Investment Grids(TM). The portfolios of the Heartland Funds are actively managed. Although no one can predict a Fund's future performance, Heartland Advisors believes that the "value" style of investing will outperform over extended periods, which may include bear markets as well as volatile or "sideways moving" markets. The value style may perform less well in markets that favor faster growing companies.

HEARTLAND ADVISORS'
TEN-POINT VALUE INVESTMENT GRIDS(TM)
--------------------------------------------------------------------------------
Equity Ten-Point Value Investment Grid(TM). Heartland Advisors' Equity Ten-Point Value Investment Grid(TM) consists of the following criteria for selecting equity securities.

- Low Price/Earnings Multiple. Is the stock's price/earnings ratio less than the average in the marketplace? If so, and the stock is then "discovered" by Wall Street, the low P/E provides an opportunity for a price increase. Also, if the market drops, low P/E stocks have less downside risk.

- High Cash Flow. Does the company have high cash flow? Strong cash flow permits a company to finance expansion internally, repurchase shares or increase its dividends.

- Positive Earnings Dynamics. Does the company have improving earnings or upwardly revised estimates? Heartland Advisors favors companies with prospects for improved earnings.

- Discount to Book Value. Is the stock selling at prices below its tangible book value? A company's book value -- assets minus liabilities -- gives an indication of what it would be worth if liquidated. Heartland Advisors likes to buy a stock for less than book value.

  Stocks that are very popular with investors may sell at five or more times book value.

- Financial Soundness. How much debt does a company have relative to its equity? Heartland Advisors prefers companies whose balance sheets have a ratio of debt to total capital of no more than 25%.

- High Insider Ownership. Does management own a significant percentage of a company's stock, and are they buying shares? Executives who invest in their own companies usually have aligned their interests with those of other shareholders.

- Capable Management. Do the top decision-makers have a realistic vision for the company as well as a history of success and the drive to accomplish their goals? The ability of management and management's plans for the company's prosperity are of paramount importance.

- Hidden Assets. Does the company have undervalued assets? These may include understated natural resources, real estate, overfunded pension plans or fixed assets worth substantially more than their stated book value.

- Positive Technical Analysis. How has the stock's price performed over time? Heartland Advisors prefers to buy stocks whose prices have experienced limited fluctuation over long periods.

- Catalyst for Recognition. Is there a factor that could potentially ignite market interest in the stock and close the gap between the stock's price and Heartland Advisors' assessment of its true value? Examples of a catalyst include a new product or technology, a large repurchase plan, or merger activity.

FIXED INCOME TEN-POINT VALUE INVESTMENT GRID(TM). Heartland Advisors' Fixed Income Ten-Point Value Investment Grid(TM) consists of the following criteria for selecting fixed-income securities.

- Economic Trends. Identifying the trend in economic growth is a main determinant to formulating our investment strategy. Heartland Advisors combines the perspectives of trusted outside economists with our own independent analysis to develop a short- and long-term outlook.

- Federal Reserve Policy. The potential for the Federal Reserve to shift monetary policy has significant implications for market interest rates, the yield curve and sector weightings.

- "Real" Interest Rates. Over long periods of time the relationship between inflation and nominal yields tends to reflect the relative value in fixed-income investments. High "real" rates cushion investors against adverse moves in inflation.

- Attractive Risk Premiums. The relative attractiveness of fixed-income investments is gauged by the "risk premium," or additional yield to U. S. Treasury securities. Heartland Advisors studies historical relationships in an attempt to discover pricing anomalies and profit from their reversion to the mean.

- Sector Outlook. Each of the fixed-income sectors offers different risk/return attributes at different points of the economic and interest rate cycle. Heartland Advisors typically favors corporate bonds during periods of stronger economic growth, while Treasuries are favored in times of slowing growth and uncertainty.

- Financial Soundness. Heartland Advisors employs primary research to assess an issuer's financial soundness, which is essential to evaluating the quality and value of debt instruments.

- Market Sponsorship. Strong fundamental and technical support must be accompanied by general market sponsorship for an investment to achieve full value.

- Positive Technical Analysis. Technical analysis is employed to identify turning points and confirm trends derived from fundamental analysis. Technical analysis can be used as a tool to reveal market sentiment.

- Innovative Asset Classes. The capital markets are constantly evolving with innovative securities and investment strategies. Discerning investors who capitalize on the pricing inefficiencies that typically surround new developments, such as commercial mortgage-backed securities and taxable municipal bonds, may capture significant additional returns.

- Catalyst for Recognition. To maximize total return, Heartland Advisors not only looks for undervalued securities, but tries to anticipate events which will close the gap between an investment's current price and its intrinsic value. For example, investing in securities disfavored by investors fleeing the market for short-term, technical reasons may create opportunities for "value" investors.

MARKET CAPITALIZATIONS OF PORTFOLIO SECURITIES. The following table shows the median and weighted average market capitalizations as of December 31, 1998, for the companies whose equity securities are owned by the Funds with equity holdings and for the companies included in the index that is the benchmark for each of those Funds.

MARKET CAPITALIZATION OF COMMON STOCKS IN PORTFOLIO (AS OF 12/31/98)

                                       Median       Weighted Average
     Large Cap Value Fund           $4.4 billion      $8.4 billion
     S&P 500 Index/(1)/              7.8 billion      87.7 billion


     Mid Cap Value Fund             $1.5 billion      $2.0 billion
     S&P Mid Cap 400 Index/(1)/      1.8 billion       8.7 billion

     Value Plus Fund                $134 million      $543 million
     Value Fund                       74 million       343 million
     Russell 2000 Index/(1)/         430 million       880 million

/(1)/Source: Prudential Securities, Inc.

OTHER INVESTMENTS AND INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

In addition to the investment strategies discussed under "The Heartland Approach to Investing" in this prospectus, each Fund may engage in the strategies and may purchase and sell the investments discussed below and in its statement of additional information.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES; FORWARD COMMITMENTS. Each Fund may purchase may purchase securities on a when-issued or delayed-delivery basis, and may purchase forward commitments.

Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, the securities may be delivered and paid for a month or more after the purchase date. The Funds purchase securities in this manner in order to secure an advantageous price and yield but the value of the security could change before settlement. Therefore, although a Fund will make such commitments only with the intention of actually acquiring the securities, it may sell the securities before settlement if it is deemed advisable for investment reasons. When-issued or delayed-delivery securities may sometimes be purchased on a "dollar roll" basis, meaning that a Fund will sell securities with a commitment to purchase similar, but not identical, securities at a future date. Dollar rolls are engaged in when Heartland Advisors believes securities similar to those sold can be purchased a short time later at a lower price.

Borrowing. Each Fund may borrow from any bank or other person up to 5% of total assets for temporary purposes. A borrowing is presumed to be for temporary purposes if it is repaid by a Fund within 60 days and is not extended or renewed. Each Fund also may borrow solely from banks to facilitate the management of its investment portfolio to make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as dollar rolls and reverse repurchase agreements), provided such borrowings for these purposes do not exceed one-third of total assets.

Currently, each Fund intends to borrow only from banks, for periods of not longer than 60 days, in amounts not to exceed 20% of total assets and only for the following purposes: (a) to avoid liquidating securities under circumstances which Heartland Advisors believes are unfavorable to shareholders, such as to meet large or unexpected redemptions or to purchase debt obligations pending receipt of proceeds in the settlement of the sale of other portfolio securities; and (b) when the Fund is scheduled to receive cash in exchange for debt obligations that are being retired, called or exchanged pursuant to a sinking fund provision or put feature of the instrument. The extent to which a Fund will borrow will depend, among other things, on market conditions and interest rates.

DURATION MANAGEMENT. A Fund's share price is affected by changes in the value of bonds held in its portfolio. In general, when interest rates rise, a bond's value falls, and when interest rates fall, a bond's value rises. Duration measures the approximate price sensitivity of a bond, or bond mutual fund, to a one percent (1%) rise or fall in interest rates. For example, all else being equal, if interest rates rise by 1%, a bond fund with a 3-year duration would expect its share price to decline by about 3%; conversely, if interest rates fall by 1%, the fund would expect to see about a 3% rise in price. When a change in direction of, or degree of movement in interest rates is anticipated, the Fund will shorten or lengthen its duration to help manage share price fluctuation.

ILLIQUID SECURITIES. No Fund will invest more than 15% of its net assets in illiquid securities. For purposes of applying this limitation, an "illiquid security" means one that may not be sold or disposed of in the ordinary course of business within seven days at a price approximating the value at which the security is carried by a Fund. Each Fund may invest in debt obligations that are purchased in private placements (that is, transactions in which securities have not been registered under federal law) and that are subject to restrictions on resale as a matter of contract or law. Private placement notes issued pursuant to a private placement exemption provided by Section 4(2) of the Securities Act of 1933 (the "1933 Act") have been determined to be liquid by Heartland's Board of Directors. These securities and restricted securities issued under Rule 144A of the 1933 Act that are deemed to be liquid by Heartland Advisors under guidelines established by the Board of Directors are not subject to a Fund's limitation on illiquid securities. Municipal lease obligations, which may be considered illiquid, may similarly be determined to be liquid in accordance with guidelines adopted by Heartland's Board of Directors. Absent such determinations, such securities, and repurchase agreements maturing in more than seven days, are considered illiquid.

INFLUENCE OR CONTROL OVER PORTFOLIO COMPANIES. As a shareholder of a portfolio company, each Fund reserves the right to freely communicate its views as a shareholder on matters of policy to the company's management, board of directors and other shareholders when a policy may affect the value of the Fund's investment. In exercising this right, each of the Funds (other than the Government Fund and, to a lesser degree, the Large Cap Value and Mid Cap Value Funds) may, from time to time, use its ownership interest in a portfolio company to seek to influence or control the company's management. For example, a Fund might take steps, either individually or as part of a group, (a) to actively support, oppose or influence a company's decision-making, (b) to seek changes in a company's management or board of directors, (c) to effect the sale of all or some of a company's assets or (d) to vote to participate in or oppose a takeover of a portfolio company or an acquisition by a portfolio company. A Fund would engage in such activities in an effort to protect and maximize the value of its investment on behalf of the Fund's shareholders. The extent to which a Fund might invest for purposes of obtaining control or influencing management would depend, among other things, on facts and circumstances specific to the issuer as well as general market conditions.

Investing for purposes of obtaining control or influencing management could result in additional expense to a Fund, including expenses associated with operational or regulatory requirements and the ongoing cost of potential litigation. It could also restrict a Fund's ability to freely dispose of the securities of a portfolio company with respect to which it is deemed to be investing for control, which might adversely affect the Fund's liquidity as well as the sales price of those securities. Finally, greater public disclosure is required regarding a Fund's investment and trading strategies in regulatory filings relating to such securities.

It is expected that only the Value and Value Plus Funds, and to a lesser degree the Mid Cap Value and Large Cap Value Funds, would make investments for control on a selective basis when Heartland Advisors believes it would be in the best interests of the Fund and its shareholders.

OTHER INVESTMENTS AND INVESTMENT TECHNIQUES. Each Fund may utilize other investments and investment techniques from time to time that may impact Fund performance, including options, futures and other strategic transactions. Each Fund is limited to 5% of net assets, for initial margin and premium amounts on futures positions considered speculative under regulations of the Commodities Futures Trading Commission ("CFTC").

RISKS
--------------------------------------------------------------------------------
SMALL CAP AND MID CAP SECURITIES. Equity securities of small and mid cap companies involve a higher degree of risk than investments in the broad-based equity markets. In general, the prices of the securities of small and mid cap companies may be more volatile than those of larger companies, they may have less market liquidity, and they may be more likely to be adversely affected by poor economic or market conditions. Small and mid cap companies may have relatively lower revenues, limited product lines, less management depth and a lower share of the market for their products or services as compared to larger companies, any or all of which could give rise to their greater risk. A Fund's position in such securities may be substantial in relation to the market for such securities. As a result, it may be difficult at times for a Fund to dispose of such securities at prevailing market prices in order to meet redemptions or other cash needs.

FOREIGN SECURITIES. Each Fund may invest in foreign securities (including depository receipts) traded both within and, to a lesser degree, outside of the United States. Investments in foreign securities may be subject to certain risks in addition to those normally associated with domestic stocks. These risks are greater with respect to companies domiciled in developing countries.

Such risks include adverse political and economic developments or social instability; the imposition of foreign withholding taxes or exchange controls; expropriation or nationalization; currency blockage (which could prevent cash from being brought back to the United

States); the impact of exchange rate and foreign currency fluctuations on the market value of foreign securities; more limited availability of public information regarding security issuers; the degree of governmental supervision regarding securities markets; different accounting, auditing and financial standards; difficulties in enforcing legal rights (particularly with regard to depository receipts in which the holders may not have the same rights as shareholders); and the potential for less liquidity and more volatility on foreign securities markets than on United States securities markets. Moreover, brokerage commissions, fees for custodial services and other costs related to foreign investments generally are greater than in the United States. Such markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to settle certain trades. The inability to sell a portfolio security due to settlement problems could result either in a loss to a Fund if the value of the portfolio security subsequently declined or, if the Fund had entered into a contract to sell the security, could result in possible claims against the Fund.

EUROPEAN ECONOMIC AND MONETARY UNION (EMU). Certain European countries have joined the EMU in an effort to, among other things, reduce barriers between countries and eliminate fluctuations in their currencies. The EMU has established a single European currency, the euro, which was introduced on January 1, 1999, and is scheduled to replace the existing national currencies of all initial EMU participants by July 1, 2002. Certain securities, beginning with government and corporate bonds, have now redenominated in the euro and trade and make dividend and other payments only in euros. Major European markets now trade securities in euro denominations. If the Funds hold investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted. Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. Accordingly, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the Funds may hold in their portfolios, and their impact on the value of the Funds' shares and performance. To the extent the Funds hold non-United States dollar (euro or other) denominated securities, they will continue to be exposed to currency risk due to fluctuations in those currencies versus the United States dollar.

HIGH-YIELD AND UNRATED SECURITIES. Each of the Funds (other than the Government
Fund) may invest a portion of its assets in non-investment grade debt securities, including securities in default. Non-investment grade securities (commonly known as "junk bonds") in which each Fund may invest may be regarded as predominantly speculative with regard to the capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds typically offer higher rates of return, they involve greater risk, including greater risk of default and loss of principal. The prices of these lower-rated bonds may be less sensitive to interest rate changes than higher-rated bonds, but more sensitive to adverse economic changes. Periods of economic uncertainty and change may cause market price volatility in these higher yielding bonds and corresponding volatility in a Fund's net asset value. Furthermore, higher yielding bonds may contain redemption or call provisions which, if exercised in a declining interest rate environment, may require a Fund to replace the security with a lower yielding security, resulting in a decreased return to the Fund. Finally, the secondary trading market for higher yielding bonds may not be as active for lower yielding bonds. As a result, it may be difficult to accurately assess the value of such bonds (and therefore the respective Fund's securities portfolio), and a Fund's ability to dispose of such bonds may be limited.

Debt securities purchased by each of the Funds (other than the Government Fund) may be either unrated or rated by one or more independent rating organizations that rate the issuer of a security based on the issuer's financial soundness. Debt securities purchased by each Fund may be rated in any rating category established by a rating organization. If a debt security is rated below investment grade or unrated, Heartland Advisors conducts its own assessment of the creditworthiness of the issuer.

FUTURES AND OPTIONS. Each Fund may engage in transactions in options, futures contracts and options on futures contracts to hedge against anticipated declines in the market value of portfolio securities and increases in the market value of securities it intends to acquire. Each Fund may also engage in such transactions to protect against exposure to interest rate changes or changes in currency exchange rates. Finally, the Funds may use these instruments to enhance total return or to invest in eligible asset classes with greater efficiency and lower cost than is believed to be possible through direct investments.

Options and futures can be highly volatile investments and involve certain risks. These strategies require the ability to predict future movements in securities prices, interest rates, currency exchange rates and other economic factors. Heartland Advisors' attempts to use such investments may not be successful and could result in reduction of a Fund's total return. A Fund's potential losses from the use of futures extend beyond its initial investment in such contracts. Each Fund could also experience losses if the prices of its options or futures positions were poorly correlated with its other investments (that is, the underlying investment moves in a direction opposite or more than anticipated), or if the Fund were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options and futures generally involve greater credit and liquidity risks than exchange-traded options and futures. Options and futures traded on foreign exchanges generally are not regulated by United States authorities, and may offer less liquidity and less protection to a Fund if the other party to the contract defaults.

TEMPORARY POSITIONS. Under adverse market conditions, or other extraordinary economic or market conditions, each Fund may take a temporary defensive position and invest, without limitation, in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, Government securities and repurchase agreements. Taking a temporary defensive position is not required, and may not be possible because of market conditions. It also might prevent a Fund from achieving its investment objective.

INVESTMENT OBJECTIVES. Each Fund's investment goal may be changed by Heartland's Board of Directors upon notice to shareholders, but without shareholder approval.

--------------------------------------------------------------------------------
HOW TO INVEST

------------------------------------------------------------------------------------------------
INSTRUCTIONS FOR REGULAR ACCOUNTS
------------------------------------------------------------------------------------------------
OPEN AN ACCOUNT                                   ADD TO AN ACCOUNT
[PICTURE
APPEARS
HERE]     BY TELEPHONE
------------------------------------------------------------------------------------------------
WIRE Call 800-443-2862 to obtain an account       TELEPHONE PURCHASE Available for
number and provide your Social Security or        additional investments of $100 to $25,000.
tax ID number. Have your bank send your           Contact us for a Bank Options Form.
investment to Firstar Bank Milwaukee, N.A.
with these instructions:                          WIRE Have your bank send your
   .  ABA #0750-00022                             investment to Firstar Bank Milwaukee, N.A.
   .  A/C #112-952-137                            with these instructions:
   .  CREDIT TO: Heartland (name of fund)            .  ABA #0750-00022
   .  your Heartland account number                  .  A/C #112-952-137
   .  name(s) of investor(s)                         .  CREDIT TO: Heartland (name of fund)
                                                     .  your Heartland account number
                                                     .  name(s) of investor(s)

[PICTURE
APPEARS
HERE]     IN WRITING
------------------------------------------------------------------------------------------------
Mail a completed application form                 Fill out the Additional Investment Form
and a check.                                      attached to your statement and write your
                                                  Heartland account number on your check.

                                                  Mail the form and the check.

[PICTURE
APPEARS
HERE]     AUTOMATICALLY
------------------------------------------------------------------------------------------------
Complete the application form, including          ALL SERVICES Call us to request a form to add
Automatic Investment Plan section, and return     the automatic investment plan feature (minimum
it with your investment (minimum of $50 per       of $50 per transaction) to your account (see
transaction).                                     "Services for Fund Investors"). Complete and
                                                  return the form along with any other required
                                                  materials.

[PICTURE
APPEARS
HERE]     VIA THE INTERNET
------------------------------------------------------------------------------------------------
COMPUTER Visit the Internet web site
www.heartlandfunds.com and follow the
instructions to download an account
application.

                                                                                   HOW TO INVEST

---------------------------------------------------------------------------------------------------
                                                       HOW MAY WE HELP YOU?
---------------------------------------------------------------------------------------------------
SELL SHARES                                            1-800-432-7856
                                                       www.heartlandfunds.com
---------------------------------------------------
CHECK Call us to request your transaction. A check     Make checks payable
will be sent to the address on the account.            to: HEARTLAND FUNDS

WIRE OR ELECTRONIC FUNDS TRANSFER These services       --------------------------------------------
must be pre-authorized in writing. Once the Fund       ADDRESSES
has your bank account information on file, call us     --------------------------------------------
to request your transaction. Proceeds will be wired
or transferred electronically to your bank.            MAILING ADDRESS
                                                       ---------------
TELEPHONE AND WIRE REDEMPTIONS are subject to a        Firstar Mutual Fund
$1,000 minimum.                                        Services, LLC
                                                       P.O. Box 701
                                                       Milwaukee, WI
                                                       53201-0701

                                                       OVERNIGHT DELIVERY
                                                       ------------------
---------------------------------------------------    Firstar Mutual Fund
Write a letter of instruction that includes:           Services, LLC
  .  the names and signatures of all accountholders    615 East Michigan St.
  .  your Heartland account number                     Milwaukee, WI 53202
  .  the Fund name
  .  the amount in dollars or shares you want to       --------------------------------------------
     sell                                              CONCEPTS TO UNDERSTAND
  .  how and where to send the proceeds                --------------------------------------------
                                                       WIRE TRANSFER: the fastest way to transfer
We will mail the proceeds to the address on the        money from one financial institution to
account, unless otherwise requested. A signature       another. Your bank may charge a fee to send
guarantee may be required.                             or receive a wire transfer.
Mail the letter of Instruction.

NOTE: See page 45 for special information on redemptions from IRA accounts.

---------------------------------------------------    ELECTRONIC FUNDS TRANSFER: transferring
SYSTEMATIC WITHDRAWAL PLAN Call us to request a        money to your bank account electronically
form to add the plan. Complete the form, specifying    may take up to eight business days to clear.
the amount and frequency of withdrawals you would      EFT usually is available without a fee at
like.                                                  all Automated Clearing House (ACH) banks.
                                                       Establishing EFT services requires
---------------------------------------------------    approximately 15 days.

--------------------------------------------------------------------------------
HOW TO INVEST

------------------------------------------------------------------------------------------------
INSTRUCTIONS FOR IRA ACCOUNTS
------------------------------------------------------------------------------------------------
OPEN AN ACCOUNT                                   ADD TO AN ACCOUNT
[PICTURE
APPEARS
HERE]     BY TELEPHONE
------------------------------------------------------------------------------------------------
WIRE Call 800-443-2862 to obtain an account       TELEPHONE PURCHASE Available for
number and provide your Social Security or        additional investments of $100 to $25,000.
tax ID number. Have your bank send your           Contact us for a Bank Options Form.
investment to Firstar Bank Milwaukee, N.A.
with these instructions:                          WIRE Have your bank send your
   .  ABA #0750-00022                             investment to Firstar Bank Milwaukee, N.A.
   .  A/C #112-952-137                            with these instructions:
   .  CREDIT TO: Heartland (name of fund)            .  ABA #0750-00022
   .  your Heartland account number                  .  A/C #112-952-137
   .  name(s) of investor(s)                         .  CREDIT TO: Heartland (name of fund)
                                                     .  your Heartland account number
                                                     .  name(s) of investor(s)

[PICTURE
APPEARS
HERE]     IN WRITING
------------------------------------------------------------------------------------------------
Mail a completed IRA application form,            Fill out the Additional Investment Form
and a check or IRA transfer form. For             attached to your statement and write your
direct rollovers of asets from employer           Heartland account number on your check.
sponsored qualified plans, mail a
completed IRA application.                        Mail the form and the check.

[PICTURE
APPEARS
HERE]     AUTOMATICALLY
------------------------------------------------------------------------------------------------
Complete the IRA application form, and the        ALL SERVICES Call us to request a form to add
Automatic Investment Plan application, and        the automatic investment plan feature (minimum
return them with your investment (minimum of      of $50 per transaction) to your account (see
$50 per transaction).                             "Services for Fund Investors"). Complete and
                                                  return the form along with any other required
                                                  materials.

[PICTURE
APPEARS
HERE]     VIA THE INTERNET
------------------------------------------------------------------------------------------------
COMPUTER Visit the Internet web site
www.heartlandfunds.com and follow the
instructions to download an IRA account
application.


---------------------------------------------------------------------------------------------------
                                                       HOW MAY WE HELP YOU?
---------------------------------------------------------------------------------------------------
SELL SHARES                                            1-800-432-7856
                                                       www.heartlandfunds.com
                                                       Make checks payable
---------------------------------------------------    to: HEARTLAND FUNDS
IRA redemptions must be requested in writing.
                                                       --------------------------------------------
Write a letter of instruction that includes:           ADDRESSES
  .  the name and signature of accountholder           --------------------------------------------
  .  your Heartland account number                     MAILING ADDRESS
  .  the fund name                                     ---------------
  .  the amount in dollars or shares you want to       Firstar Mutual Fund
     sell                                              Services, LLC
  .  how and where to send the proceeds                P.O. Box 701
  .  whether the distribution is qualified             Milwaukee, WI
     or premature                                      53201-0701
  .  whether taxes should be withheld (we will
     withhold 10% if you do not give us                OVERNIGHT DELIVERY
     instructions)                                     ------------------
                                                       Firstar Mutual Fund
We will mail the proceeds to the address on the        Services, LLC
account, unless otherwise requested. A signature       615 East Michigan St.
guarantee may be required.                             Milwaukee, WI 53202
Mail the letter of Instruction.
                                                       --------------------------------------------
---------------------------------------------------    CONCEPTS TO UNDERSTAND
SYSTEMATIC WITHDRAWAL PLAN Call us to request a        --------------------------------------------
form to add the plan. Complete the form, specifying    WIRE TRANSFER: the fastest way to transfer
the amount and frequency of withdrawals you would      money from one financial institution to
like.                                                  another. Your bank may charge a fee to send
                                                       or receive a wire transfer.
---------------------------------------------------
                                                       ELECTRONIC FUNDS TRANSFER: transferring
                                                       money to your bank account electronically
                                                       may take up to eight business days to clear.
                                                       EFT usually is available without a fee at
                                                       all Automated Clearing House (ACH) banks.
                                                       Establishing EFT services requires
                                                       approximately 15 days.


ACCOUNT POLICIES

If you wish to make a telephone transaction under one of the purchase or redemption options described, please call Shareholder Services at 1-800-432-7856 or 414-289-7000. If you have a question about investing or need forms for electing an option, call Shareholder Services at either number or visit our website at www.heartlandfunds.com. Please note that you may terminate or change any option you elect at any time upon five days' advance notice to Heartland Advisors. The Funds may suspend, modify or terminate any purchase or redemption option, other than the option to redeem by mail, at any time without notice to you. The Funds also reserve the right to waive or lower any minimum dollar amounts applicable to the transactions discussed.

TIME OF PURCHASE AND FORM OF PAYMENT. Shares of the Funds are sold without a sales charge. Your purchase of a Fund's shares will, therefore, be made at the net asset value per share next determined after the Fund or its authorized agent receives your payment. Payment must be in U.S. dollars by check drawn on a bank in the United States, wire transfer or electronic transfer. Usually, a Fund will not accept payment in the form of a check payable to you or a third party, and endorsed over to the Fund. Shares purchased by checks that are returned will be canceled and you will be liable for any losses or fees incurred by the Fund or its agents, including bank handling charges for returned checks.

If your payment is received after 4:00 p.m., Eastern Time, your purchase will be effective on the next business day. Purchase orders for a Fund are not binding until accepted by the Fund or its authorized agent, and entered on the Fund's books. A Fund may reject any order its officers determine is not in the best interests of the Fund or its shareholders, and the offering of Fund shares may be suspended or limited at any time without notice to shareholders. The Fund also may reject any order not accompanied by instructions in English. Once accepted, you may not cancel or revoke your purchase order, but you may redeem your shares.

INVESTMENT MINIMUMS. If you purchase shares directly from a Fund, your initial investment must be for a minimum of $1,000 (or $5,000 for the Value Fund), except for accounts opened under prototype Individual Retirement Accounts ("IRAs") or tax-sheltered retirement plans sponsored by Heartland, and accounts opened with an automatic investment plan. Subsequent purchases made by mail, other than through dividend reinvestment, must be for a minimum of $100. Each Fund may waive or lower its investment minimums for any reason. Different minimums may apply to accounts opened through third parties.

TAX IDENTIFICATION NUMBERS. Under IRS rules, we must receive your correct social security or tax identification number on a signed Account Application or IRS Form W-9 when you open your account. Otherwise, you may be subject to an IRS fine, and we may be required to withhold a percentage (currently 31%) of your dividend and capital gain distributions and of your redemption proceeds.

PURCHASES THROUGH THIRD PARTIES. You may purchase shares through a third party broker-dealer or other financial intermediary, but Heartland reserves the right to refuse purchases through any intermediary arrangement that the officers of Heartland determine employs investment strategies which are not in the best interests of the Funds or their shareholders. Shares purchased through third parties may be subject to special fees and conditions that do not apply if you purchase your shares directly from the Fund. Third parties also may place limits on your ability to use the shareholder services or receive shareholder information described in this prospectus. Heartland has allowed some third parties to authorize selected designees to accept purchase orders for the third party on the Fund's behalf. If you purchase shares through a third party which is also an authorized agent of the Funds, your order will be processed at the net asset value per share next determined after the third party (or its authorized designee) receives your order; other orders will be processed at the net asset value next determined after receipt by the Funds.

REDEEMING SHARES
--------------------------------------------------------------------------------
REDEMPTIONS BY SHAREHOLDERS WHO ARE NOT INDIVIDUALS. For corporate, trust, partnership, and other institutional accounts, the persons signing should also indicate their office or other fiduciary capacity. A certified corporate resolution evidencing the signing officer's authority to sign on behalf of a shareholder corporation also is required. Executors, administrators, guardians, trusts, and other institutional shareholders should call Heartland Advisors prior to mailing their instructions to determine if other documentation may be required.

TIME OF REDEMPTION; FORM OF INSTRUCTIONS AND PAYMENT. Your shares will be redeemed at the net asset value per share next determined after your instructions, in English, are received by your Fund or its authorized agent in good order as further explained below. The Funds will not accept an order with instructions for redemption on a particular date or at a particular price. The Funds use procedures reasonably designed to authenticate telephone instructions including, for example, requesting personal identification information from callers. The Funds are not liable for any losses due to unauthorized or fraudulent telephone instructions if these procedures are followed. Once accepted, you may not cancel or revoke your redemption order.

Usually, proceeds are mailed within one or two days of redemption or wired on the next business day, but in no event are proceeds remitted to you later than seven business days after redemption. In limited circumstances, the Funds may elect to suspend the redemption of shares.

Generally, proceeds will be paid in cash, but the Funds reserve the right to pay redemptions in the amount of $250,000 or more "in kind," which means you would be paid in portfolio securities. If this occurred, you might incur transaction costs when you sell the portfolio securities.

If redemption instructions are received in good order for shares that have not been paid for, your shares will be redeemed, but the Funds reserve the right to hold the proceeds until payment of the purchase price can be confirmed. This type of delay can be avoided by purchasing shares by federal funds wire. If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Funds reserve the right to reinvest the check in shares of the particular Fund at their then current net asset value until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

EARLY REDEMPTION FEE. To defray certain transaction expenses and facilitate portfolio management, upon 90 days' advance written notice to you, the Fund reserves the right to charge you an early redemption fee of 1% of the proceeds of shares being redeemed or exchanged that are held for less than 90 days.

EXCHANGING SHARES
--------------------------------------------------------------------------------
Unless you instruct the Funds that you do not want this service, you are automatically permitted to purchase shares of a Fund with the proceeds of a redemption for your account in any other Heartland Fund or the Firstar Money Market Fund, a money market fund sponsored by an affiliate of the Transfer Agent. This type of transaction is referred to as an "exchange" and may be effected by writing or calling Heartland Advisors. Written exchanges may be for any amount, but telephone exchanges may be for not less than $1,000 and not more than $500,000.

Exchanges with the Firstar Money Market Fund are subject to the terms and conditions of that fund's prospectus, which may be obtained from Heartland Advisors. Heartland Advisors receives an annual fee from Firstar Money Market Fund for shareholder account servicing and recordkeeping and distribution services in the amount of 0.20% of the average daily net assets of shares for which Heartland Advisors is the holder or dealer of record.

To minimize Fund expenses and to protect the Funds and their shareholders from unfair expense burdens, the Funds reserve the right to restrict excessive exchange activity by any shareholder upon 60 days' advance notice.

IRAs AND TAX-SHELTERED RETIREMENT PLANS. Heartland sponsors an IRA plan for individual investors as well as SIMPLE IRAs and other tax-sheltered retirement plans for self-employed persons and employers. Each Fund is available for investment under these programs at the reduced initial investment minimum of $500. Booklets describing the programs and the forms necessary for establishing accounts under them are available on request from Heartland Advisors. The annual maintenance fee of IRAs is waived for account holders whose IRA assets at Heartland total $10,000 or more.

SIGNATURE GUARANTEES. To protect your account, the Funds reserve the right to require a signature guarantee for written redemption instructions. Normally, a signature guarantee will be required if the redemption proceeds will exceed $50,000. A signature guarantee will also be required if the proceeds are being paid to a third party, mailed to an address other than the address listed on the Fund's records or forwarded to a bank not identified on the Fund's records as authorized to receive the proceeds. Acceptable guarantors include, among others, banks and brokerage firms that are members of a domestic stock exchange. Signature witnesses by notaries public are not acceptable for this purpose.

REDEMPTIONS THROUGH THIRD PARTIES. You may redeem shares through a third party broker-dealer or other financial institution provided the third party presents documentation satisfactory to the Funds indicating it is your authorized agent. Third parties may charge fees for their services and impose terms or conditions that do not apply if you do business directly with the Funds. Heartland has allowed some third parties to authorize selected designees to accept redemption orders for the third party on the Fund's behalf. If you redeem shares through a third party which is also an authorized agent of the Funds, your order will be processed at the net asset value per share next determined after the third party (or its authorized designee) receives your order; other orders will be processed at the net asset value per share next determined after receipt by the Funds.

INVOLUNTARY REDEMPTION. If your account value in any Fund falls below $500 for three months or more, the Funds may redeem all of your shares in that Fund upon 60 days' advance notice to you. You may avoid involuntary redemption by making additional investments to bring your account value up to at least $1,000.

SHARE PRICE
--------------------------------------------------------------------------------

Shares of a Fund are purchased and redeemed at the net asset value per share next determined following receipt of your order in proper form by the Fund or its authorized agent. Net asset value is the difference between the values of the Fund's assets and liabilities divided by the number of shares outstanding. It is determined at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time). Orders received after 4:00 p.m., Eastern Time, are priced at the net asset value per share determined on the next business day of the Fund.

If you purchase or redeem shares through a third party which is an authorized agent of the Funds, your order will be processed at the net asset value per share next determined after the third party receives your order; other purchases and redemptions through third parties are processed at the net asset value per share next determined after receipt by the Fund. Third parties acting as authorized agents of the Funds are required to segregate orders received after the close of regular trading on the New York Stock Exchange and transmit those orders separately for execution at the net asset value per share next subsequently determined.

Portfolio securities are valued on the basis of market quotations or at fair value using methods determined by Heartland's Board of Directors. Like most mutual funds, the Funds generally use a "fair value" methodology to value debt obligations because market quotations are generally not available for most debt obligations. Fair values are normally determined by using valuations furnished by one or more pricing services approved by Heartland's Board of Directors. Debt securities purchased with remaining maturities of 60 days or less are valued at acquisition cost, plus or minus any amortized discount or premium.


SERVICE FEES
--------------------------------------------------------------------------------
If your electronic funds transfer order cannot be processed because of insufficient funds or a stop payment, Firstar Mutual Fund Services, LLC (the "Transfer Agent") will charge your account a service fee of $20.00. If you direct that your redemption proceeds be wired to your bank, the Transfer Agent will charge a service fee (currently $12.00).

SHAREHOLDER INFORMATION AND REPORTING

HEARTLAND VALUE SOURCE(TM)
--------------------------------------------------------------------------------

Heartland Advisors' website, Heartland Value Source(TM), located at www.heartlandfunds.com, provides investors with a variety of information about the Funds, including daily share prices, market updates and shareholder reports. By calling 1-800-432-7856 and requesting a personal identification number, shareholders can access their accounts directly to review current balances, recent transactions and other account information.


INVESTMENT REPORTS
-------------------------------------------------------------------------------

Shareholder Reports. The Funds' portfolio managers review their strategies and results in quarterly Value Reports. In addition, semi-annually these reports contain schedules of investments and Fund financial statements. If several members of a household own a Fund, only one Value Report is mailed to that address. To receive additional copies, you may call Shareholder Services at 1-800-432-7856 or (414) 289-7000, or write to Heartland Advisors at 790 North Milwaukee Street, Milwaukee, WI 53202.

Other Reports. Heartland Advisors also publishes and mails to shareholders News & Views, a quarterly investment newsletter providing market analysis and commentary. In addition, it publishes investment research pieces that are mailed to shareholders periodically.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
-------------------------------------------------------------------------------

A dividend from net investment income represents the income a Fund earns from dividends and interest paid on its investments, after payment of Fund expenses. A capital gain or loss is the increase or decrease in the value of a security that a Fund holds compared to its original purchase price. The gain or loss is "unrealized" until the security is sold. Each realized capital gain or loss is either short-term or long-term depending on whether the Fund held the security for one year or less, or more than one year. This is the case regardless of how long you hold your Fund shares.

Substantially all of the net investment income of the Large Cap Value, Mid Cap Value and Value Funds will be paid to shareholders annually as a dividend. The Value Plus Fund will pay dividends from net investments income quarterly. The Government Fund will declare dividends from net investment income daily and pay them monthly. If a Fund has net capital gains for a year, the Fund normally will distribute substantially all of its net capital gains at at the end of the year. Both types of distributions are automatically invested in additional shares for your account unless you elect on your Account Application to have them invested in another Heartland Fund or to have them paid to you in cash.

"Buying Dividend." Please note that if you purchase shares of a Fund just before the record date of a capital gain distribution, you will receive a portion of your purchase price back as a taxable distribution. The Fund's net asset value per share on the record date will be reduced by the amount of the dividend. This is sometimes referred to as "buying a dividend."

If you choose to have dividends or capital gains distribution, or both, mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for least six months, the Funds reserve the right to reinvest the check and future distributions in shares of the particular Fund at their then current net asset value until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES

All income dividend distributions and short-term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes. Long-term capital gain will be taxable as long-term capital gains to shareholders. If a Fund declares a distribution in December, but does not pay it until January of the following year, you still will be taxed as if the distribution were paid in December. The Transfer Agent will process your distribution and send you a statement for tax purposes each year showing the source of distributions for the preceding year.

If you redeem or exchange your shares, the transaction is a taxable event. Special tax rules apply to non-individual shareholders and shareholders owning Fund shares in IRAs and tax-sheltered retirement plans. State and local tax rules differ from the federal tax rules described in this prospectus. Because this tax information is only a general overview, you should consult with your own tax advisor about the tax consequences of your investment in the Funds.


FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
The following financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years or since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds over the period presented (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statement, are included in the Annual Report to Shareholders, which is available upon request.

FINANCIAL HIGHLIGHTS

                                                                             Large Cap Value Fund
                                                       -------------------------------------------------------------------
                                                                                                   Oct. 11, 1996/(1)/
                                                           For the year ended December 31,              through
                                                             1998                   1997             Dec. 31, 1996
                                                       -------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period................   $      12.30          $      10.50            $      10.00
Income (loss) from investment operations:
  Net investment income.............................           0.30                  0.11                      --
  Net realized and unrealized gains (losses)
    on investments..................................          (0.10)                 2.28                    0.50
                                                       ------------          ------------            ------------
    Total income (loss) from investment
      operations....................................           0.20                  2.39                    0.50
Less distributions from:
  Net investment income.............................          (0.30)                (0.11)                     --
  Net realized gains on investments.................          (0.26)                (0.48)                     --
                                                       ------------          ------------            ------------
    Total distributions.............................          (0.56)                (0.59)                     --
                                                       ------------          ------------            ------------
Net asset value, end of period......................   $      11.94          $      12.30            $      10.50
                                                       ============          ============            ============
Total Return........................................            1.7%                 22.9%                    5.0%/(2)/

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period
    (in thousands)..................................   $      8,025          $      7,665            $      2,441
  Ratio of net expenses to average
    net assets......................................           0.00%/(4)/            1.36%/(4)/              2.73%/(3)/
  Ratio of net investment income (loss)
    to average net assets...........................           2.37%/(4)/            1.14%/(4)/             (0.25)%/(3)/
  Portfolio turnover rate...........................             48%                   30%                      1%

                                                                               Mid Cap Value Fund
                                                       -------------------------------------------------------------------
                                                                                                   Oct. 11, 1996/(1)/
                                                           For the year ended December 31,              through
                                                             1998                   1997             Dec. 31, 1996
                                                       -------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period................   $      12.78          $      10.66            $      10.00
Income (loss) from investment operations:
  Net investment income.............................           0.07                  0.05                      --
  Net realized and unrealized gains (losses)
    on investments..................................          (1.09)                 2.38                    0.66
                                                       ------------          ------------            ------------
    Total income (loss) from investment
      operations....................................          (1.02)                 2.43                    0.66
Less distributions from:
  Net investment income.............................          (0.07)                (0.05)                     --
  Net realized gains on investments.................             --                 (0.26)                     --
                                                       ------------          ------------            ------------
    Total distributions.............................          (0.07)                (0.31)                     --
                                                       ------------          ------------            ------------
Net asset value, end of period......................   $      11.69          $      12.78            $      10.66
                                                       ============          ============            ============
Total Return........................................           (8.0)%                22.8%                    6.6%/(2)/

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period
    (in thousands)..................................   $     34,686          $     36,558            $      6,934
  Ratio of net expenses to average
    net assets......................................           1.25%/(5)/            1.29%/(5)/              1.94%/(3)/
  Ratio of net investment income (loss)
    to average net assets...........................           0.52%/(5)/            0.54%/(5)/             (0.16)%/(3)/
  Portfolio turnover rate...........................             47%                   48%                      4%

/(1)/ Commencement of operations.
/(2)/ Not annualized.
/(3)/ Annualized.
/(4)/ If there had been no expense reimbursement or management fee waiver by the Advisor, the ratio of net expenses to average net assets for the years ended December 31, 1998 and 1997 would have been 1.92% and 2.00%, respectively, and the ratio of net investment income to average net assets would have been 0.45% and 0.50%, respectively.
/(5)/ If there had been no expense reimbursement or management fee waiver by the Advisor, the ratio of net expenses to average net assets for the years ended December 31, 1998 and 1997 would have been 1.34% and 1.32%, respectively, and the ratio of net investment income to average net assets would have been 0.43% and 0.51%, respectively.

FINANCIAL HIGHLIGHTS

                                                                                      Value Plus Fund
                                                       -----------------------------------------------------------------------------
                                                                               For the year ended December 31,
                                                           1998            1997             1996         1995            1994
                                                       -----------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of year..................   $   16.13       $   13.73        $   11.17     $   9.53        $   10.45
Income (loss) from investment operations:
  Net investment income.............................        0.62            0.48             0.38         0.41             0.41
  Net realized and unrealized gains (losses)
    on investments..................................       (2.32)           3.66             3.33         1.89            (0.92)
                                                       ---------       ---------        ---------     --------        ---------
    Total income (loss) from investment
      operations....................................       (1.70)           4.14             3.71         2.30            (0.51)
Less distributions from:
  Net investment income.............................       (0.60)          (0.48)           (0.38)       (0.41)           (0.41)
  Net realized gains on investments.................       (0.03)          (1.26)           (0.77)       (0.25)              --
                                                       ---------       ---------        ---------     --------        ---------
    Total distributions.............................       (0.63)          (1.74)           (1.15)       (0.66)           (0.41)
                                                       ---------       ---------        ---------     --------        ---------
Net asset value, end of year........................   $   13.80       $   16.13        $   13.73     $  11.17        $    9.53
                                                       =========       =========        =========     ========        =========
Total Return/(1)/...................................       (10.8)%          30.6%            33.8%        24.4%            (4.9)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of year (in thousands)............   $ 174,314       $ 336,281        $  66,582     $ 19,123        $   9,884
  Ratio of operating expenses to average
    net assets......................................        1.21%           1.12%            1.45%        1.54%            1.80%
  Ratio of interest expense to average
    net assets......................................        0.03%             --               --           --               --
  Ratio of net investment income to average
    net assets......................................        3.77%           3.32%            3.23%        3.90%            4.39%
  Portfolio turnover rate...........................          64%             74%              73%         150%             127%

/(1)/ The contingent deferred sales charge in effect for the Fund prior to June
      1, 1994 is not reflected in Total Return.

FINANCIAL HIGHLIGHTS

                                                                                  Value Fund
                                              ------------------------------------------------------------------------------------
                                                                       For the year ended December 31,
                                                   1998                 1997                1996          1995              1994
                                              ------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of year...........  $     33.87        $     31.65         $    27.95      $    22.72          $  23.22
Income (loss) from investment operations:
  Net investment income (loss)...............         0.08               0.17               0.06            0.13             (0.09)
  Net realized and unrealized gains (losses)
    on investments...........................        (3.97)              7.09               5.78            6.63              0.47
                                               -----------        -----------         ----------      ----------          --------
    Total income (loss) from investment
    operations...............................        (3.89)              7.26               5.84            6.76              0.38


Less distributions from:
  Net investment income......................        (0.06)             (0.17)             (0.06)          (0.13)               --
  Net realized gains on investments..........        (0.63)             (4.87)             (2.08)          (1.40)            (0.88)
                                               -----------        -----------         ----------      ----------          --------
    Total distributions......................        (0.69)             (5.04)             (2.14)          (1.53)            (0.88)
                                               -----------        -----------         ----------      ----------          --------
Net asset value, end of year.................  $     29.29        $     33.87         $    31.65      $    27.95          $  22.72
                                               ===========        ===========         ==========      ==========          ========

Total Return/(1)/............................        (11.5)%             23.2%              21.0%           29.8%              1.7%


RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of year (in thousands).....  $ 1,545,495        $ 2,126,715         $1,626,760      $1,190,926          $339,364
  Ratio of net expenses to average net assets         1.15%              1.12%              1.23%           1.29%             1.39%
  Ratio of net investment income (loss) to
    average net assets.......................         0.22%              0.49%              0.22%           0.61%            (0.52)%
  Portfolio turnover rate....................           36%                55%                31%             31%               35%

/(1)/ The contigent deferred and initial sales charges in effect for the Fund prior to June 1, 1994 are not reflected in Total Return.

FINANCIAL HIGHLIGHTS


                                                          Government Fund (formerly the U.S. Government Securities Fund)
                                              ------------------------------------------------------------------------------------
                                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                   1998                 1997                1996          1995              1994
                                              ------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of year........... $     9.85         $    9.54           $   9.96          $     8.91          $ 10.50
 Income (loss) from investment operations:
  Net investment income......................       0.57              0.58               0.59                0.60             0.59
  Net realized and unrealized gains (losses)
    on investments...........................       0.21              0.31              (0.42)               1.05            (1.59)
                                              ----------         ---------           --------          ----------          -------
    Total income (loss) from investment
    operations...............................       0.78              0.89               0.17                1.65            (1.00)
Less distributions from:
  Net investment income......................      (0.57)            (0.58)             (0.59)              (0.60)           (0.59)
                                              ----------         ---------           --------          ----------          -------
    Total distributions......................      (0.57)            (0.58)             (0.59)              (0.60)           (0.59)
                                              ----------         ---------           --------          ----------          -------
Net asset value, end of year................. $    10.06         $    9.85           $   9.54          $     9.96          $  8.91
                                              ==========         =========           ========          ==========          =======
Total Return/(1)/............................        8.1%              9.7%               2.0%               19.0%            (9.6)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of year (in thousands)..... $   54,866         $  48,562           $ 51,713          $   66,261          $64,807

  Ratio of net expenses to average net
    assets/(2)/..............................       0.76%             0.87%              1.06%               1.07%            1.07%
  Ratio of net investment income to
    average net assets/(2)/..................       5.73%             6.12%              6.36%               6.31%            6.30%
  Portfolio turnover rate....................         90%              143%                30%                 97%              95%

/(1)/ The contingent deferred and initial sales charges in effect for the Fund prior to June 1, 1994 are not reflected in Total Return.
/(2)/ If there had been no expense reimbursement or management fee waiver by the Advisor, the ratios of net expenses to average net assets for the years ended December 31, 1998, 1997, 1996, 1995 and 1994, would have been
      1.16%, 1.20%, 1.21%, 1.22% and 1.22%, respectively, and the ratios of net investment income to average net assets would have been 5.33%, 5.79%, 6.21%, 6.16% and 6.15%, respectively.

HEARTLAND FUNDS
General Information and Account/Price Information (24 hours):
1-800-432-7856 or (414) 289-7000
www.heartlandfunds.com

HEARTLAND FUNDS
790 North Milwaukee Street
Milwaukee, Wisconsin 53202

INVESTMENT ADVISOR AND DISTRIBUTOR
Heartland Advisors, Inc.
790 North Milwaukee Street
Milwaukee, Wisconsin 53202

CUSTODIAN
Firstar Bank Milwaukee, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

TRANSFER AND DIVIDEND DISBURSING AGENT
Firstar Mutual Fund Services, LLC
615 East Michigan Street, 3rd Floor
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

If you have any questions about the Heartland Funds or would like more information, including a free copy of the Funds' Statement of Additional Information ("SAI"), or their Annual or Semi-Annual Reports, you may call or write Heartland Advisors at:

Heartland Advisors, Inc.
790 North Milwaukee Street
Milwaukee, Wisconsin 53202
1-800-432-7856 or (414) 289-7000
www.heartlandfunds.com

The SAI, which contains more information on the Funds, has been filed with the Securities and Exchange Commission ("SEC"), and is legally a part of this prospectus. The Annual and Semi-Annual Reports, also filed with the SEC, discuss market conditions and investment strategies that affected each Fund's performance during the prior fiscal year and six-month fiscal period, respectively.

To view these documents, along with other related documents, you can visit the SEC's Internet website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling 1.800.SEC.0330. Additionally, copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

Investment Company Act File No. 811-4982

                                                          PROSPECTUS/MAY 1, 1999


                                   WISCONSIN
                                 TAX FREE FUND



                              [LOGO APPEARS HERE]
                          --------------------------
                          AMERICA'S VALUE INVESTOR(R)

PROSPECTUS/MAY 1, 1999

HEARTLAND WISCONSIN TAX FREE FUND

This Fund seeks to provide investors with a high level of current income that is exempt from federal and Wisconsin personal income taxes. It invests primarily in municipal obligations that are exempt from personal income tax in Wisconsin and under federal law, including certain Wisconsin municipal obligations and securities of other entities meeting such criteria. The Fund is managed using Heartland Advisors' Municipal Ten-Point Value Investment Grid(TM), a strict investment discipline designed to identify value. The Fund offers investors an attractive investment opportunity combined with active risk management. The Fund is a no-load fund. Investors pay no sales fees or charges to purchase, redeem or exchange their shares.

The Securities and Exchange Commission has not approved the shares of this Fund or any other mutual fund, nor determined whether this or any other prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Table of Contents

RISK/RETURN SUMMARY:
INVESTMENTS, RISKS AND PERFORMANCE..................................  5
-----------------------------------------------------------------------
Investment Goal.....................................................  5
Principal Investment Strategies.....................................  5
Principal Investment Risks..........................................  7
Who Should Consider Investing?...................................... 10
Past Performance.................................................... 11
Fees and Expenses of the Fund....................................... 13

MANAGEMENT OF THE FUND.............................................. 15
-----------------------------------------------------------------------
Heartland Group..................................................... 15
Heartland Advisors.................................................. 15

INVESTMENT OBJECTIVE AND POLICIES................................... 18
-----------------------------------------------------------------------
General............................................................. 18
Credit Quality...................................................... 18
Geographic Concentration............................................ 19
Temporary Positions................................................. 20

PRINCIPAL INVESTMENTS AND
INVESTMENT STRATEGIES............................................... 21
-----------------------------------------------------------------------
Heartland Advisors' Municipal Ten-Point Value Investment Grid(TM)... 21
Municipal Obligations............................................... 22
Other Investments and Investment Strategies......................... 24

HOW TO INVEST....................................................... 28
-----------------------------------------------------------------------

ACCOUNT POLICIES.................................................... 30
-----------------------------------------------------------------------
Redeeming Shares.................................................... 32
Exchanging Shares................................................... 33
Share Price......................................................... 35
Service Fees........................................................ 36

SHAREHOLDER INFORMATION AND REPORTING............................... 37
-----------------------------------------------------------------------
Heartland Value Source(TM).......................................... 37
Investment Reports.................................................. 37
Dividends and Capital Gain Distributions............................ 37
Taxes............................................................... 38
Financial Highlights................................................ 39

RISK/RETURN SUMMARY: INVESTMENTS,
RISKS AND PERFORMANCE


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks to provide investors with a high level of current income that is exempt from federal and Wisconsin personal income taxes.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests primarily in debt obligations issued by municipalities ("Municipal Obligations") that are exempt from personal income tax in Wisconsin and under federal law, including certain Municipal Obligations issued by Wisconsin entities and securities of other entities meeting such criteria. The Fund invests primarily in Municipal Obligations judged by Heartland Advisors to be of investment grade quality. As a fundamental policy, the Fund will seek to invest at least 80% of its assets so that the income earned thereon will be exempt from federal and Wisconsin personal income tax. Under normal market conditions, the Fund will invest all of its assets so that the income therefrom will be exempt from federal and Wisconsin personal income tax.

HEARTLAND ADVISORS' MUNICIPAL TEN-POINT VALUE INVESTMENT GRID(TM). The Fund's investments are selected using Heartland Advisors' Municipal Ten-Point Value Investment Grid(TM), a set of strict value criteria:

- Essential Service
- Financial Soundness
- Strong Competitive Position
- High Debt Service Coverage
- Experienced Management
- A Financial Stake by Management
- Strong Legal Covenants
- High Yield vs. U.S. Treasuries
- Catalyst for Change
- Willingness to Pay Debt Obligations

CONCENTRATION. Only limited categories of Municipal Obligations are exempt from Wisconsin personal income tax, including:

- Higher education bonds issued by the State of Wisconsin

- Public housing and redevelopment authority bonds issued by Wisconsin municipalities

- Certain bonds issued by the Wisconsin Housing and Economic Development
  Authority

- Wisconsin Housing Finance Authority Bonds

- Certain general obligation bonds issued by the District of Columbia, Puerto Rico, the Virgin Islands and Guam

- Certain public housing agency bonds issued by agencies located outside of Wisconsin

Although most of the Municipal Obligations held by the Fund will be issued by Wisconsin entities, it is possible that the Fund may invest a significant portion of its assets in obligations issued by territories and possessions of the United States, the District of Columbia, and their respective agencies or instrumentalities. The Fund may invest up to 100% of its assets in tax-exempt securities of issuers outside of Wisconsin if such securities bear interest which is exempt from federal and Wisconsin personal income tax.

The Fund may also invest 25% or more of its total assets in Municipal Obligations that finance similar types of projects or projects in related industry sectors. These could include, for example, projects involving community development, education, health care, hospitals, retirement, single family or multi-family housing, redevelopment, transportation or various types of utilities. The Fund may not invest more than 25% of its total assets in securities of non-governmental issues whose principal activities are in the same industry. In addition, as a matter of fundamental policy, the Fund will not purchase a security if, as a result thereof, more than 25% of its total assets would be invested in a single issuer, or the Fund would own more than 10% of the outstanding voting securities of a single issuer. These limitations do not include securities issued or guaranteed by the U.S. Government, or a state or territory of the United States, or the District of Columbia, or their respective agencies, instrumentalities, municipalities or political subdivisions.

OTHER INVESTMENT STRATEGIES. The Fund may invest in other debt and equity securities (including convertible securities and securities paying interest which is subject to federal and/or Wisconsin personal income tax), and may employ other investment techniques that are not principal investment strategies but could impact the Fund's performance.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risk of investing in the Fund is that its share price and performance may fluctuate, and you could lose money. The value of your investment in the Fund will be affected primarily by changes in the value of its portfolio of Municipal Obligations. Investing in Municipal Obligations and, thus, the Fund involves the following risks:

CREDIT RISK. Credit risk is the possibility that the municipality or other legal entity ("municipality") issuing a security, or its guarantor, will not be able to make timely principal and interest payments on its obligations. Although credit ratings issued by credit rating agencies are designed to evaluate these risks, such ratings are not always accurate. Even if the ratings are accurate when made, the rating agencies may not always make timely changes in a rating in response to changes in the economy or in the condition of the issuer that could affect the likelihood of timely repayment of the Municipal Obligation. Many debt obligations and, in particular, higher yield debt obligations, are unrated. As a result, Heartland Advisors uses credit ratings only as a preliminary indicator of investment quality, relying on its own proprietary credit research and analysis of Municipal Obligations and continually monitoring portfolio securities to determine whether credit quality has changed. Credit ratings that may be considered include, for example, those published by Standard & Poor's Rating Group, Moody's Investors Service, Inc. and Fitch ICBA, Inc.

MARKET RISK. Market risk is the possibility that the value of the Fund's portfolio securities will decline due to (a) an increase in interest rates, (b) adverse changes in supply and demand for debt obligations because of market, sector, industry or political factors, or (c) the unavailability or inaccuracy of key information about a particular security or market.

"HIGH YIELD" RISK. "High yield" risk is a characteristic of medium and lower quality debt obligations. Although the Fund invests primarily in investment grade obligations, it also may invest in medium and lower quality debt obligations. These obligations offer higher yields, but greater investment risk than higher quality securities with similar maturities. These securities sometimes may be referred to as "junk bonds" and are rated below investment grade, or determined by Heartland Advisors to be of comparable quality if unrated. In general, these securities are considered to be more speculative with respect to the issuer's capacity to pay interest and repay principal, and involve greater risk of issuer default or bankruptcy. High-yield debt obligations also may be more susceptible to real or perceived adverse economic conditions or political developments. Any reduction in the value of a portfolio security as a result of one or more of these factors could adversely affect the Fund's share price. Investing in lower quality and defaulted securities also may lead to additional expense if the Fund is required to seek recovery of principal and interest payments, and the Fund's right to payment may rank behind those of other creditors of the issuer.

LIQUIDITY RISK. Because secondary trading of Municipal Obligations issued within Wisconsin may be less active than trading in other fixed-income securities, the Fund could experience difficulty in disposing of portfolio securities. Thin trading in markets for debt obligations might make it more difficult to value portfolio securities because of the lack of objective pricing data provided by actively traded markets. As a result, the valuation process may require greater subjective judgment.

CONCENTRATION RISK. The Fund's portfolio is subject to both geographic and industry concentration risk. The value of the Municipal Obligations held by the Fund and overall Fund performance may be affected by local political and economic conditions and developments within Wisconsin and to a lesser extent, Puerto Rico, Guam and the Virgin Islands. In addition, an economic, business or political development affecting a particular project, type of project or industry could affect the value of the Municipal Obligations held by the Fund and overall Fund performance. Geographic or industry concentration may also result in potential volatility, causing the Fund's share price and performance to fluctuate.

The Fund is not "diversified" within the meaning of the Investment Company Act of 1940, which means that the Fund may invest a greater percentage of its assets in a particular issuer than other funds which are diversified. As a result, developments affecting a single issuer could have a significant effect on the Fund's performance.

HEDGING RISK. Hedging risk is the risk that changes in the value of a hedging instrument will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they also can reduce or eliminate portfolio gains.

ALTERNATIVE MINIMUM TAX RISK. Although the Fund may invest without limitation in Municipal Obligations whose interest is a tax-preference item for purposes of the federal alternative minimum tax, as a matter of policy the Fund will limit its investments in such securities to no more than 20% of its net assets. Accordingly, the Fund's net return may be lower for those taxpayers who are subject to the alternative minimum tax.

INVESTMENT OBJECTIVES. The Fund's investment goal may be changed by the Fund's Board of Directors upon notice to shareholders, but without shareholder approval.

WHO SHOULD CONSIDER INVESTING?
--------------------------------------------------------------------------------

The Fund may be appropriate as part of your investment portfolio if:
- You seek a high level of current income that is exempt from both federal and Wisconsin income tax.

- You prefer to invest in a Wisconsin tax-free fund that has no sales charge.

- You would rather invest in municipal agencies and developments located primarily in Wisconsin.

- You want to invest in a Wisconsin tax-free fund that is managed in Wisconsin.

- You would like to take advantage of the diversification provided by the largest (as of 12/31/98) Wisconsin double tax-free fund.

PAST PERFORMANCE
--------------------------------------------------------------------------------

The tables on pages 11 and 12 show historical performance of the Fund. Table I provides some indication of the risks of investing in the Fund by showing how the Fund's total returns have varied from year to year since January 1, 1993. Table II shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Table III shows the annualized yields and taxable equivalent yields for the Fund and the index for the 30 days ended December 31, 1998. Past performance cannot predict or guarantee future results.

An investment in the Fund is not a deposit of any bank, nor insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. It is not designed to be a complete investment program, and while you may make money, you can also lose money. The Fund's share price will fluctuate.

TABLE I

WISCONSIN TAX FREE FUND - YEAR-BY-YEAR TOTAL RETURNS

A BAR CHART showing Total Returns for Wisconsin Tax Free Fund from 1993 through 1998:

     10.80%       (6.49)%      17.78%       3.81%      8.06%       5.41%
     1993          1994        1995         1996       1997        1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

                    ----------------------------
                     BEST QUARTER:

                     Q1    `95        7.45%
                    ============================
                     WORST QUARTER:

                     Q1    `94       -4.07%
                    ----------------------------

TABLE II

     WISCONSIN TAX FREE FUND - AVERAGE ANNUAL TOTAL RETURN (THROUGH 12/31/98)
-----------------------------------------------------------------------------------------------
                                                                           SINCE INCEPTION
                                                     ONE YEAR  FIVE YEAR      (4/3/92)
-----------------------------------------------------------------------------------------------
     Wisconsin Tax Free Fund                          5.41%      5.42%          6.42%
-----------------------------------------------------------------------------------------------
     Lehman 20-Year Municipal Bond Index(1)           6.82%      6.75%          8.45%
-----------------------------------------------------------------------------------------------

(1) The Lehman 20-Year Municipal Bond Index is an unmanaged index of certain investment grade municipal securities with maturities between 17 and 22 years.

TABLE III

     YIELD FOR THE 30 DAYS ENDED 12/31/98 (ANNUALIZED)
-----------------------------------------------------------------------------------------------
                                                               TAXABLE
                                                          EQUIVALENT YIELD(1)
-----------------------------------------------------------------------------------------------
     Wisconsin Tax Free Fund                         4.5%       8.3%
-----------------------------------------------------------------------------------------------
     Lehman 20-Year Municipal Bond Index             4.9%       9.1%
-----------------------------------------------------------------------------------------------

(1) Based upon a combined Wisconsin personal income tax rate of 6.9% and a federal income tax rate of 39.6%, adjusted for the maximum phase-out of itemized deductions and personal exemptions and adjusted to reflect the deductibility of state taxes, resulting in an effective combined rate of 45.6%.

For current yield information, please call 1-800-432-7856.

An index is not available for direct investment and past performance cannot guarantee or predict future results. The securities included in an index are not an exact match to the holdings in a mutual fund portfolio. The performance of a mutual fund will differ from that of an index. Unlike an index, a mutual fund portfolio is affected by operating expenses and cash flow activity caused by daily purchases and redemptions. In addition, a mutual fund portfolio will differ from the index in the number and size of holdings or securities, their relative sector and industry weightings, the market capitalization of individual securities and the median capitalization of the index and Fund overall.

Total return measures the change in the share price of the Fund and assumes the reinvestment of all dividends and capital gains. Cumulative total return is actual return for a given period, but does not indicate how much return fluctuated during the period. Average annual total return is the hypothetical, constant annual return that would have produced the Fund's cumulative return for a given period. It should not be confused with actual annual returns, the sum of which over a given period produces the Fund's cumulative total return. Yield is annualized net income of the Fund during a 30-day period as a percentage of the Fund's share price. Taxable equivalent yield shows the yield that you would need to receive from taxable income to match the Fund's tax-free yield.

FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

This summary describes the fees and expenses that you would pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are fees you pay directly from your investment. Because all of the Heartland Funds are no-load funds, you will not pay any fees when you buy or sell shares of the Funds. To help control transaction expenses and simplify portfolio management, each Fund reserves the right, upon 90 days' advance written notice to its shareholders, to charge an early redemption fee of 1% of the proceeds from shares redeemed or exchanged that are held for less than 90 days.

ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these expenses directly but, as shown in the example below, all shareholders bear these costs indirectly.

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
     Management fees                              0.65%
--------------------------------------------------------------------------------
     Distribution (12b-1) fees                    None
--------------------------------------------------------------------------------
     Other expenses                               0.13%
--------------------------------------------------------------------------------
     Total annual fund operating expenses/(1)/    0.78%
--------------------------------------------------------------------------------

/(1)/ The Fund has entered into arrangements with its Custodian whereby interest earned on uninvested cash balances is used to reduce Custodian expenses. The ratio does not include these fees. If the Fund did not have fees paid indirectly, total annual fund operating expenses would have been 0.80%.

EXAMPLE. (This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the Fund's total annual fund operating expenses remain the same. The assumed return in the example does not represent actual or future performance, and your actual cost of investing in the Fund may be higher or lower.)

     WISCONSIN TAX FREE FUND
----------------------------------------------
     One Year                         $ 80
----------------------------------------------
     Three Years                       249
----------------------------------------------
     Five Years                        433
----------------------------------------------
     Ten Years                         966
----------------------------------------------

MANAGEMENT OF THE FUND


HEARTLAND GROUP
--------------------------------------------------------------------------------

The Fund is a mutual fund portfolio series of Heartland Group, Inc. ("Heartland"). The shares of the Fund offered by this prospectus are the "no-load" class. No other classes of shares have been authorized at this time.

Heartland is governed by a Board of Directors that oversees its business affairs. The Board meets regularly to review the Fund's investments, performance and expenses. It elects the officers of Heartland and hires the Fund's service providers, including its investment advisor. As a matter of policy, Heartland requires that a majority of its Board members be independent of the Fund's investment advisor.

HEARTLAND ADVISORS
--------------------------------------------------------------------------------

Founded in 1982 by William J. Nasgovitz, Heartland Advisors, Inc., America's Value Investor,(R) is an independent firm owned by its employees. It manages the Fund's investments subject to the authority of and supervision by the Board of Directors of Heartland. Heartland Advisors also distributes the Fund's shares and provides administrative and accounting services to the Fund and shareholder services to the Fund's investors. In addition to managing the Heartland family of nine equity and fixed-income mutual funds, Heartland Advisors provides investment advisory and brokerage services to individuals, institutions and retirement plans. Its principal offices are located at, and its mailing address is, 790 North Milwaukee Street, Milwaukee, Wisconsin 53202.

PORTFOLIO MANAGERS. Patrick J. Retzer and Thomas J. Conlin are co-portfolio managers of the Fund. Mr. Retzer, a Certified Public Accountant (CPA), has been a manager of the Fund since commencement of its operations. Mr. Retzer is a Senior Vice President and Director of Heartland Advisors, and has been associated with the firm in various capacities since 1988.

Mr. Conlin, a Chartered Financial Analyst (CFA), is a Vice President of Heartland Advisors, which he joined in 1996. He has been managing municipal investments since 1978.

Management Fee. For Heartland Advisors' investment management services, the Fund pays an annual fee, accrued daily and paid monthly, computed as a percentage of the Fund's average net assets. For the fiscal year ended December 31, 1998, the Fund paid advisory fees of 0.65% of average daily net assets. Year 2000 Readiness. Many computer systems use two digits rather than four to identify the year in a date. These systems, if not modified, will not correctly handle the change from "99" to "00" on January 1, 2000, causing them to be unable to accurately perform certain functions ("Year 2000 processing"). This problem affects virtually all companies and organizations, and, among other things, could have a negative impact on the handling of securities trades, payments of interest and dividends, and the pricing of and accounting for securities portfolios.

Heartland Advisors has taken steps to help assure that its major computer systems are capable of handling Year 2000 processing. It is also assessing the readiness of the Fund's custodian and transfer and dividend disbursing agent and other third parties performing major Year 2000 processing services for the Fund and Heartland Advisors. Although Heartland Advisors expects all major Fund computer systems to be ready in time, the Fund could be adversely affected if Year 2000 processing systems are not properly modified in a timely manner.

Issuers of Municipal Obligations and other securities in which the Fund may invest could be affected by the Year 2000 processing issue, as could the service providers who administer the payment of principal and interest on Municipal Obligations owned by bondholders, such as the Fund. These problems might negatively affect the value of the issuers' securities, which, in turn, could adversely impact the Fund's performance. Heartland Advisors has established a process to gather publicly available information about the Year 2000 readiness of issuers of portfolio securities. However, this process may not uncover all relevant information, and the information gathered may not be complete and accurate. Moreover, an issuer's Year 2000 processing readiness is only one of many factors the Fund's portfolio managers may consider when making investment decisions, and other factors may receive greater weight.

INVESTMENT OBJECTIVE AND POLICIES


GENERAL
--------------------------------------------------------------------------------
The Fund seeks to provide investors with a high level of current income that is exempt from federal and Wisconsin personal income taxes. The Fund invests primarily in municipal securities that are exempt from personal income tax in Wisconsin and under federal law, including certain Municipal Obligations issued by Wisconsin entities and securities of other entities meeting such criteria.

As a fundamental policy, under normal market conditions the Fund will invest at least 80% of its net assets in tax-exempt Municipal Obligations. The Fund may invest in Municipal Obligations the interest on which is a tax-preference item for purposes of the federal alternative minimum tax, although as a matter of policy the Fund limits its investments in such securities to no more than 20% of the Fund's net assets.

CREDIT QUALITY
--------------------------------------------------------------------------------
Although the Fund invests primarily in investment grade Municipal Obligations, it may also invest in medium and lower quality debt obligations. Medium and lower quality debt obligations are those rated as such by a nationally recognized statistical rating organization ("NRSRO"); for example, BBB by Standard & Poor's Rating Group ("S&P"). Medium and lower quality obligations, sometimes referred to as "junk bonds," generally offer higher yields than investment grade securities with similar maturities, but involve greater investment risk, including the possibility of default or bankruptcy. The Fund seeks to manage this risk through intensive credit research and may never invest more than 20% of its total assets in debt obligations rated lower than B- by S&P or a comparable rating by another NRSRO.

NRSROs publishing rating information on which Heartland Advisors may rely include S&P, Moody's Investors Services, Inc., and Fitch IBCA, Inc., among others. The Fund also may invest in unrated securities if Heartland Advisors believes that such securities are of comparable quality so as to satisfy the foregoing requirements.

All rating limitations on investments are applied at time of purchase. Subsequent to purchase, a rated debt obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings may change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

GEOGRAPHIC CONCENTRATION
--------------------------------------------------------------------------------
Because the Fund concentrates its investments in limited geographic areas, it is exposed to greater credit risks than an investment company investing in a nationally diversified portfolio of Municipal Obligations. The value of the Municipal Obligations owned by the Fund are closely tied to local, political and economic conditions and developments within Wisconsin. Other risks include possible tax changes, legislative or judicial action, environmental concerns and differing levels of supply and demand for debt obligations exempt from federal and Wisconsin personal income tax. However, the Fund's policies seek to minimize this geographic concentration risk in a number of ways. First, the Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code. These requirements provide, among other things, that, at the close of each quarter of the Fund's taxable year, (a) those issues which represent more than 5% of the Fund's total assets be limited in the aggregate to 50% of the Fund's total assets, and (b) no single issue exceed 25% of the Fund's total assets. As a matter of fundamental policy, the Fund will not (a) purchase a security if, as a result, more than 25% of its total assets would be invested in a single issuer, other than securities issued or guaranteed by the United States Government, or a state or territory of the United States, or the District of Columbia, or their agencies, instrumentalities, municipalities or political subdivisions; or (b) purchase more than 10% of the outstanding voting securities of an issuer. Moreover, since the Fund's policies and programs per-mit it to purchase securities issued by territories or possessions of the United States which are exempt from federal and Wisconsin personal income tax, the geographic concentration is less than if the Fund was limited solely to investments in one state.

TEMPORARY POSITIONS
--------------------------------------------------------------------------------
Under adverse market conditions or other extraordinary economic or market conditions, the Fund may take a temporary defensive position and invest, without limitation, in taxable Municipal Obligations and other debt securities, or hold assets in liquid reserves. Taking a temporary defensive position is not required, and may not be possible because of market conditions. It also might prevent the Fund from achieving its investment objective.

PRINCIPAL INVESTMENTS AND INVESTMENT STRATEGIES

HEARTLAND ADVISORS' MUNICIPAL TEN-POINT VALUE INVESTMENT GRID(TM)
--------------------------------------------------------------------------------
The following questions illustrate Heartland Advisors' process for evaluating the value characteristics of Municipal Obligations for the Fund using its proprietary Municipal Ten-Point Value Investment Grid.(TM)

- Essential Service - Does the municipality provide a vital public service? Will the demographics of the public sector help ensure the service's continued importance?

- Financial Soundness - Are the municipality's financials sound? We prefer low to moderate debt, rising revenues and ample liquidity.

- Strong Competitive Position - Does the municipality have a strong competitive position? We prefer a municipality that holds a #1 or #2 market position (or an improving position) or one that has a competitive advantage in terms of service or price.

- High Debt Service Coverage - Does the municipality have a stable or improving ability to pay interest and principal on its bonds?

- Experienced Management - Does the municipality have seasoned, highly specialized and focused management?

- A Financial Stake by Management - Does sharing the financial risk with bondholders give management an incentive for superior performance?

- Strong Legal Covenants - Do the legal documents adequately protect bondholders with provisions like first mortgages, prior claims on revenues, funding levels of debt reserves, occupancy targets, operating ratios and control of management's accountability to bondholders?

- High Yield vs. U.S. Treasuries - Is the yield attractive relative to that currently available on U.S. Treasuries?

- Catalyst for Change - Does the municipality enjoy a feature or benefit that may improve its competitive or financial position, such as new management, technological advances or changes in the political, economic or regulatory environment?

- Willingness to Pay Debt Obligations - Is there public support for the project to be financed by the municipality and are there legal, tax or political considerations that could affect its ability to meet its financial commitments?

MUNICIPAL OBLIGATIONS
--------------------------------------------------------------------------------
The term "Municipal Obligations" means debt obligations issued by or on behalf of states, territories or possessions of the United States, sovereign nations within the territorial boundaries of the United States, the District of Columbia and their respective political subdivisions, agencies and instrumentalities, and corporations duly authorized by them.

The two principal classifications of Municipal Obligations are "general obligations" and "revenue obligations." General obligations are secured by the municipality's pledge of its credit and taxing power for the payment of principal and interest. Revenue obligations are generally payable only from the revenues from a particular facility or project or, in some cases, from the proceeds of a special excise tax or other specific revenue source. In most cases, revenue obligations are not supported by the municipality's general power to levy taxes.

Municipal Obligations may bear either fixed or variable rates of interest. Variable rate securities bear rates of interest that are adjusted periodically according to formulas intended to minimize fluctuation in the value of the instruments.

Within the two principal classifications of Municipal Obligations, there are various types of securities, including, in part, municipal bonds, private activity bonds, municipal notes, mortgage-backed obligations, municipal leases, loan interests, custodial receipts and participation certificates.

Private Activity Bonds are a type of revenue obligation issued by municipalities and other public authorities to provide funding for various privately operated business facilities ("industrial revenue bonds" or "IRBs"). In most cases IRBs are not secured by the credit of the municipality, but rather the payment of principal and interest depends solely upon payments by the user of the industrial facility financed by the bond or a separate guarantor of the bond. In some instances, real and personal property is pledged as security for principal and interest payments.

Mortgage-Backed Municipal Obligations are a type of municipal security issued by a state, authority or municipality to provide financing for residential housing mortgages to target groups, generally low income individuals who are first-time home buyers. The Fund's interest, evidenced by such obligations, is an undivided interest in a pool of mortgages. Payments made on the underlying mortgages and passed through to the Fund represent both regularly scheduled principal and interest payments. The Fund also may receive additional principal payments representing prepayments of the underlying mortgages. While a certain level of prepayments can be expected regardless of the interest rate environment, it is anticipated that prepayment of the underlying mortgages will accelerate in periods of declining interest rates. In the event the Fund receives principal prepayments in a declining interest rate environment, the Fund may have to invest the unanticipated proceeds in lower-yielding securities. This prepayment risk causes mortgage-backed securities to be more significantly affected by changes in interest rates than is the case for Municipal Obligations that are not subject to such prepayments.

Municipal Lease Obligations are another type of revenue obligation issued by municipalities and other public authorities to acquire land, equipment or facilities. These obligations are not secured by the credit of the municipality, but rather the payment of principal and interest depends solely upon payments by the municipality under a lease or installment purchase contract. Payments by the municipality may be subject to certain conditions, including, for example, clauses that do not require the municipality to make lease or contractual payments unless specific annual appropriations are made by the municipality. If the municipality stops making payments, the obligations could lose value. Some of these instruments may be illiquid and, as such, will be subject to the Fund's 15% limit on illiquid securities.

Participation Interests or Certificates of Participation represent interests in all or part of specific holdings of Municipal Obligations, including, for example, municipal lease obligations.

OTHER INVESTMENTS AND INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
In addition to the investments and strategies discussed under "Fund Highlights" and "Principal Investments and Investment Strategies" in this prospectus, the Fund may engage in the strategies and may purchase and sell the investments discussed below and in its statement of additional information.

When-Issued and Delayed-Delivery Securities; Forward Commitments. The Fund may purchase securities on a when-issued or delayed-delivery basis, and may purchase forward commitments. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, the securities may be delivered and paid for a month or more after the purchase date. The Fund purchases securities in this manner in order to secure an advantageous price and yield, but the value of the security could change before settlement. Therefore, although the Fund will make such commitments only with the intention of actually acquiring the securities, it may sell the securities before settlement if it is deemed advisable for investment reasons. When-issued or delayed-delivery securities may sometimes be purchased on a "dollar roll" basis, meaning that the Fund will sell securities with a commitment to purchase similar, but not identical, securities at a future date. Dollar rolls are engaged in when Heartland Advisors believes securities similar to those sold can be purchased a short time later at a lower price.

Standby Commitments. To facilitate portfolio liquidity, the Fund may obtain standby commitments when it purchases debt obligations. A standby commitment gives the holder the right to sell the underlying security back to the seller at an agreed price on certain dates or within a specified period. Standby commitments generally increase the cost of the acquisition of the underlying security, reducing its yield.

Loan Interests. The Fund may invest in loan interests, which are interests in amounts owed by a municipality or other borrower to lenders or lending syndicates. Loan interests purchased by the Fund will vary in maturity, may be subject to restrictions on resale, are not readily marketable and may be secured or unsecured. They involve the risk of loss in case of default or bankruptcy of the Borrower or, if in the form of a participation interest, the insolvency of the financial intermediary.

Illiquid Securities. The Fund will not invest more than 15% of its net assets in illiquid securities. For purposes of applying this limitation, an "illiquid security" means one that may not be sold or disposed of in the ordinary course of business within seven days at a price approximating the value at which the security is carried by the Fund. The Fund may invest in debt obligations that are purchased in private placements (that is, transactions in which securities have not been registered under federal law) and that are subject to restrictions on resale as a matter of contract or law. Private placement notes issued pursuant to the private placement exemption provided by Section 4(2) of the Securities Act of 1933 (the "1933 Act") have been determined to be liquid by Heartland's Board of Directors. These securities and restricted securities issued under Rule 144A of the 1933 Act that are deemed to be liquid by Heartland Advisors under guidelines established by the Board of Directors are not subject to the Fund's limitation on illiquid securities. Municipal lease obligations, which also may be considered illiquid, may similarly be determined to be liquid in accordance with guidelines adopted by Heartland's Board of Directors. Absent such determinations, such securities, and repurchase agreements maturing in more than seven days, are considered illiquid.

Futures and Options. The Fund may engage in transactions in options, futures contracts and options on futures contracts to hedge against anticipated declines in the market value of portfolio securities and increases in the market value of securities it intends to acquire. The Fund may also engage in such transactions to protect against exposure to interest rate changes. Finally, the Fund may use these instruments to enhance total return or to invest in eligible asset classes with greater efficiency and lower cost than is believed to be possible through direct investments.

Options and futures can be highly volatile investments and involve certain risks. These strategies require the ability to predict future movements in securities prices, interest rates, currency exchange rates and other economic factors. Heartland Advisors' attempts to use such investments may not be successful and could result in reduction of the Fund's total return. The Fund's potential losses from the use of futures extend beyond its initial investment in such contracts. The Fund could also experience losses if the prices of its options or futures positions were poorly correlated with its other investments (that is, the underlying investment moves in a direction opposite or more than anticipated), or if the Fund were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options and futures generally involve greater credit and liquidity risks than exchange-traded options and futures. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to the Fund if the other party to the contract defaults.

Borrowing. The Fund may borrow from any bank or other person up to 5% of total assets for temporary purposes. A borrowing is presumed to be for temporary purposes if it is repaid by the Fund within 60 days and is not extended or renewed. The Fund also may borrow solely from banks to facilitate the management of its investment portfolio and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as dollar rolls and reverse repurchase agreements), provided such borrowings for these purposes do not exceed one-third of total assets.

Currently, the Fund intends to borrow only from banks, for periods not longer than 60 days, in amounts not to exceed 20% of total assets and only for the following purposes: (a) to avoid liquidating securities under circumstances which Heartland Advisors believes are unfavorable to shareholders, such as to meet large or unexpected redemptions or to purchase debt obligations pending receipt of proceeds in the settlement of the sale of other portfolio securities; and (b) when the Fund is scheduled to receive cash in exchange for debt obligations that are being retired, called or exchanged pursuant to a sinking fund provision or put feature of the instrument. The extent to which the Fund will borrow will depend, among other things, on market conditions and interest rates.

--------------------------------------------------------------------------------
HOW TO INVEST

------------------------------------------------------------------------------------------------
INSTRUCTIONS
------------------------------------------------------------------------------------------------
OPEN AN ACCOUNT                                   ADD TO AN ACCOUNT
[PICTURE
APPEARS
HERE]     BY TELEPHONE
------------------------------------------------------------------------------------------------
WIRE Call 800-443-2862 to obtain an account       TELEPHONE PURCHASE Available for
number and provide your Social Security or        additional investments of $100 to $25,000.
tax ID number. Have your bank send your           Contact us for a Bank Options Form.
investment to Firstar Bank Milwaukee, N.A.
with these instructions:                          WIRE Have your bank send your
   .  ABA #0750-00022                             investment to Firstar Bank Milwaukee, N.A.
   .  A/C #112-952-137                            with these instructions:
   .  CREDIT TO: Heartland (name of fund)            .  ABA #0750-00022
   .  your Heartland account number                  .  A/C #112-952-137
   .  name(s) of investor(s)                         .  CREDIT TO: Heartland (name of fund)
                                                     .  your Heartland account number
                                                     .  name(s) of investor(s)

[PICTURE
APPEARS
HERE]     IN WRITING
------------------------------------------------------------------------------------------------
Mail a completed application form                 Fill out the Additional Investment Form
and a check.                                      attached to your statement and write your
                                                  Heartland account number on your check.

                                                  Mail the form and the check.

[PICTURE
APPEARS
HERE]     AUTOMATICALLY
------------------------------------------------------------------------------------------------
Complete the application form, including          ALL SERVICES Call us to request a form to add
Automatic Investment Plan section, and return     the automatic investment plan feature (minimum
it with your investment (minimum of $50 per       of $50 per transaction) to your account (see
transaction).                                     "Services for Fund Investors"). Complete and
                                                  return the form along with any other required
                                                  materials.

[PICTURE
APPEARS
HERE]     VIA THE INTERNET
------------------------------------------------------------------------------------------------
COMPUTER Visit the Heartland web site
www.heartlandfunds.com and follow the
instructions to download an account
application.

                                                                                   HOW TO INVEST

---------------------------------------------------------------------------------------------------
                                                       HOW MAY WE HELP YOU?
---------------------------------------------------------------------------------------------------
SELL SHARES                                            1-800-432-7856
                                                       www.heartlandfunds.com
---------------------------------------------------
CHECK Call us to request your transaction. A check     Make checks payable
will be sent to the address on the account.            to: HEARTLAND FUNDS

WIRE OR ELECTRONIC FUNDS TRANSFER These services       --------------------------------------------
must be elected in advance of use. Once the Fund       ADDRESSES
has your bank account information on file, call us     --------------------------------------------
to request your transaction. Proceeds will be wired
or transferred electronically to your bank.            MAILING ADDRESS
                                                       ---------------
TELEPHONE AND WIRE REDEMPTIONS are subject to a        Firstar Mutual Fund
$1,000 minimum.                                        Services, LLC
                                                       P.O. Box 701
                                                       Milwaukee, WI
                                                       53201-0701

                                                       OVERNIGHT DELIVERY
                                                       ------------------
---------------------------------------------------    Firstar Mutual Fund
Write a letter of instruction that includes:           Services, LLC
  .  the names and signatures of all accountholders    615 East Michigan St.
  .  your Heartland account number                     Milwaukee, WI 53202
  .  the fund name
  .  the amount in dollars or shares you want to       --------------------------------------------
     sell                                              CONCEPTS TO UNDERSTAND
  .  how and where to send the proceeds                --------------------------------------------
                                                       WIRE TRANSFER: the fastest way to transfer
We will mail the proceeds to the address on the        money from one financial institution to
account, unless otherwise requested. A signature       another. Your bank may charge a fee to send
guarantee may be required.                             or receive a wire transfer.
Mail the letter of Instruction.

---------------------------------------------------    ELECTRONIC FUNDS TRANSFER: transferring
SYSTEMATIC WITHDRAWAL PLAN Call us to request a        money to your bank account electronically
form to add the plan. Complete the form, specifying    may take up to eight business days to clear.
the amount and frequency of withdrawals you would      EFT usually is available without a fee at
like.                                                  all Automated Clearing House (ACH) banks.
                                                       Establishing EFT services requires
---------------------------------------------------    approximately 15 days.

ACCOUNT POLICIES

If you wish to make a telephone transaction under one of the purchase or redemption options, please call Shareholder Services at 1-800-432-7856 or 414-289-7000. If you have a question about investing or need forms for electing an option, call Shareholder Services at either number or visit our website at www.heartlandfunds.com. Please note that you may terminate or change any option you elect at any time upon five days' advance notice to the Fund. The Fund may suspend, modify, or terminate any purchase or redemption option, other than the option to redeem by mail, at any time without notice to you. The Fund also reserves the right to waive or lower any minimum dollar amounts applicable to the transactions discussed.

Time of Purchase and Form of Payment. Shares of the Fund are sold without a sales charge. Your purchase of the Fund's shares will, therefore, be made at the net asset value per share next determined after the Fund or its authorized agent receives your payment. Payment must be in U.S. dollars by check drawn on a bank in the United States, wire transfer, or electronic transfer. Usually, the Fund will not accept payment in the form of a check payable to you or a third party, and endorsed over to the Fund. Shares purchased by checks that are returned will be canceled and you will be liable for any losses or fees incurred by the Fund or its agents, including bank handling charges for returned checks.

If your payment is received after 4:00 p.m., Eastern time, your purchase will be effective on the next business day. Purchase orders are not binding until accepted by the Fund or its authorized agent, and entered on the Fund's books. The Fund may reject any order its officers determine is not in the best interests of the Fund or its shareholders, and the offering of Fund shares may be suspended or limited at any time without notice to shareholders. The Fund also may reject any order not accompanied by instructions in English. Once accepted, you may not cancel or revoke your purchase order, but you may redeem your shares.

Investment Minimums. If you purchase shares directly from the Fund, your initial investment must be for a minimum of $1,000, except for accounts opened with an automatic investment plan. Subsequent purchases made by mail, other than through dividend reinvestment, must be for a minimum of $100. The Fund may waive or lower its investment minimums for any reason. Different minimums may apply to accounts opened through third parties.

Tax Identification Numbers. Under IRS rules, we must receive your correct social security or tax identification number on a signed Account Application or IRS Form W-9 when you open your account. Otherwise, you may be subject to an IRS fine, and we may be required to withhold a percentage (currently 31%) of your dividend and capital gain distributions and of your redemption proceeds.

Purchases Through Third Parties. You may purchase shares through a third party broker-dealer or other financial institution, but Heartland reserves the right to refuse purchases through any intermediary arrangement that the officers of Heartland determine employs investment strategies which are not in the best interests of the Fund or its shareholders. Shares purchased through third parties may be subject to special fees and conditions that do not apply if you purchase your shares directly from the Fund. Third parties also may place limits on your ability to use the shareholder services or receive shareholder information described in this prospectus. Heartland has allowed some third parties to authorize selected designees to accept purchase orders for the third party on the Fund's behalf. If you purchase shares through a third party which is also an authorized agent of the Fund, your order will be processed at the net asset value per share next determined after the third party (or its authorized designee) receives your order; other orders will be processed at the net asset value next determined after receipt by the Fund.

REDEEMING SHARES
--------------------------------------------------------------------------------
Redemptions by Shareholders Who Are Not Individuals. For corporate, trust, partnership, and other institutional accounts, the persons signing should also indicate their office or other fiduciary capacity. A certified corporate resolution evidencing the signing officer's authority to sign on behalf of a shareholder corporation also is required. Executors, administrators, guardians, trusts, and other institutional shareholders should call Heartland Advisors prior to mailing their instructions to determine if other documentation may be required.

Time of Redemption; Form of Instructions and Payment. Your shares will be redeemed at the net asset value per share next determined after your instructions, in English, are received by the Fund or its authorized agent in good order as further explained below. The Fund will not accept an order with instructions for redemption on a particular date or at a particular price. The Fund uses procedures reasonably designed to authenticate telephone instructions including, for example, requesting personal identification information from callers. The Fund is not liable for any losses due to unauthorized or fraudulent telephone instructions if these procedures are followed. Once accepted, you may not cancel or revoke your redemption order.

Usually, proceeds are mailed within one or two days of redempion or wired on the next business day, but in no event are proceeds remitted to you later than seven business days after redemption. In limited circumstances, the Fund may elect to suspend the redemption of shares.

Generally, proceeds will be paid in cash, but the Fund reserves the right to pay redemptions in the amount of $250,000 or more "in kind," which means you would be paid in portfolio securities. If this occurred, you might incur transaction costs when you sell the portfolio securities.

If redemption instructions are received in good order for shares that have not been paid for, your shares will be redeemed, but the Fund reserves the right to hold the proceeds until payment of the purchase price can be confirmed. This type of delay can be avoided by purchasing shares by federal funds wire. If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Fund reserves the right to reinvest the check in shares of the particular Fund at their then current net asset value until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

Early Redemption Fee. To defray certain transaction expenses and facilitate portfolio management, upon 90 days' advance written notice to you, the Fund reserves the right to charge you an early redemption fee of 1% of the proceeds of shares being redeemed or exchanged that are held for less than 90 days.

EXCHANGING SHARES
--------------------------------------------------------------------------------
Unless you instruct the Fund that you do not want this service, you are automatically permitted to purchase shares of the Fund with the proceeds of a redemption for your account in any other Heartland Fund or the Firstar Money Market Fund, a money market fund sponsored by an affiliate of the Transfer Agent. This type of transaction is referred to as an "exchange" and may be effected by writing or calling Heartland Advisors. Written exchanges may be for any amount, but telephone exchanges may be for not less than $1,000 and not more than $500,000.

Exchanges with the Firstar Money Market Fund are subject to the terms and conditions of that fund's prospectus, which may be obtained from Heartland Advisors. Heartland Advisors receives an annual fee from Firstar Money Market Fund for shareholder account servicing and recordkeeping and distribution services in the amount of 0.20% of the average daily net assets of shares for which Heartland Advisors is the holder or dealer of record.

To minimize Fund expenses and to protect the Fund and its shareholders from unfair expense burdens, the Fund reserves the right to restrict excessive exchange activity by any shareholder upon 60 days' advance notice.

Signature Guarantees. To protect your account, the Fund reserves the right to require a signature guarantee for written redemption instructions. Normally, a signature guarantee will be required if the redemption proceeds will exceed $50,000. A signature guarantee will also be required if the proceeds are being paid to a third party, mailed to an address other than the address listed on the Fund's records or forwarded to a bank not identified on the Fund's record as authorized to receive the proceeds. Acceptable guarantors include, among others, banks and brokerage firms that are members of a domestic stock exchange. Signatures witnessed by notaries public are not acceptable for this purpose.

Redemption Through Third Parties. You may redeem shares through a third party broker-dealer or other financial institutions provided the third party presents documentation satisfactory to the Fund indicating it is your authorized agent. Third parties may charge fees for their services and impose terms or conditions that do not apply if you do business directly with the Fund. Heartland has allowed some third parties to authorize selected designees to accept redemption orders for the third party on the Fund's behalf. If you redeem shares through a third party which is also an authorized agent of the Fund, your order will be processed at the net asset value per share next determined after the third party (or its authorized designee) receives your order; other orders will be processed at the net asset value per share next determined after receipt by the Fund.

Involuntary Redemption. If your account value in the Fund falls below $500 for three months or more, the Fund may redeem all of your shares upon 60 days' advance notice to you. You may avoid involuntary redemption by making additional investments to bring your account value up to at least $1,000.

SHARE PRICE
--------------------------------------------------------------------------------

Fund shares are purchased and redeemed at the net asset value per share next determined following receipt of your order in proper form by the Fund or its authorized agent. Net asset value is the difference between the values of the Fund's assets and liabilities divided by the number of shares outstanding. It is determined at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time). Orders received after 4:00 p.m., Eastern Time, are priced at the net asset value per share determined on the next business day of the Fund.

If you purchase or redeem shares through a third party which is an authorized agent of the Fund, your order will be processed at the net asset value per share next determined after the third party receives your order; other purchases and redemptions through third parties are processed at the net asset value per share next determined after receipt by the Fund. Third parties acting as authorized agents of the Fund are required to segregate orders received after the close of regular trading on the New York Stock Exchange and transmit those orders separately for execution at the net asset value per share subsequently determined.

Portfolio securities are valued on the basis of market quotations or at fair value using methods determined by Heartland's Board of Directors. Like most mutual funds, the Fund generally uses a "fair value" methodology to value debt obligations because market quotations are generally not available for most debt obligations. Fair values are normally determined by using valuations furnished by one or more pricing services approved by Heartland's Board of Directors. Debt securities purchased with remaining maturities of 60 days or less are valued at acquisition cost, plus or minus any authorized discounts or premium.

SERVICE FEES
--------------------------------------------------------------------------------

If your electronic funds transfer order cannot be processed because of insufficient funds or a stop payment, Firstar Mutual Fund Services, LLC (the "Transfer Agent") will charge your account a service fee of $20.00. If you direct that your redemption proceeds be wired to your bank, the Transfer Agent will charge a service fee (currently $12.00).

SHAREHOLDER INFORMATION AND REPORTING

HEARTLAND VALUE SOURCE(TM)
--------------------------------------------------------------------------------

Heartland Advisors' website, Heartland Value Source(TM),located at www.heartlandfunds.com, provides investors with a variety of information about the Fund, including daily share price, market updates and shareholder reports. By calling 1-800-432-7856 and requesting a personal identification number, shareholders can access their accounts directly to review current balances, recent transactions and other account information.

INVESTMENT REPORTS
--------------------------------------------------------------------------------

Shareholder Reports. The Fund's portfolio managers review their strategies and results in quarterly Value Reports. In addition, semi-annually these reports contain schedules of investments and Fund financial statements. If several members of a household own the Fund, only one Value Report is mailed to that address. To receive additional copies, you may call Shareholder Services at 1-800-432-7856 or (414) 289-7000, or write to Heartland Advisors at 790 North Milwaukee Street, Milwaukee, WI 53202.

Other Reports. Heartland Advisors also publishes and mails to shareholders News & Views, a quarterly investment newsletter providing market analysis and commentary. In addition, it publishes investment research pieces that are mailed to shareholders periodically.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
-------------------------------------------------------------------------------

A dividend from net investment income represents the income the Fund earns from dividends and interest paid on its investments, after payment of Fund expenses. A capital gain or loss is the increase or decrease in the value of a security that the Fund holds compared to its original purchase price. The gain or loss is "unrealized" until the security is sold. Each realized capital gain or loss is either short-term or long-term depending on whether the Fund hold the security for one year or less, or more than one year. This is the case regardless of how long you hold your Fund shares.

Income dividends are declared each business day and paid monthly. If the Fund has net capital gains for a year, the Fund normally will distribute substantially all of its net capital gains at the end of the year. Both types of distributions are automatically invested in additional shares for your account unless you elect on your Account Application to have them invested in another Heartland Fund or to have them paid to you in cash.

"Buying a Dividend." Please note that if you purchase shares just before the record date of a capital gain distribution, you will receive a portion of your purchase price back as a taxable distribution. The Fund's net asset value per share on the record date will be reduced by the amount of the dividend. This is sometimes referred to as "buying a dividend."

If you choose to have dividends and capital gains distributions, or both, mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the Fund reserves the right to reinvest the check and future distributions in shares of the Fund at their then current net asset value until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES
-------------------------------------------------------------------------------
Interest earned by the Fund on Municipal Obligations is, in general, federally tax-free when distributed to you as dividends. If the Fund earns taxable income from any of its investments, it will be distributed as a taxable dividend and taxable to you as ordinary income for federal income tax purposes.

The Fund may invest in Municipal Obligations the interest on which (less any related expenses) is a tax-preference item for the purposes of the federal alternative minimum tax for individuals (private activity securities). To the extent that the Fund invests in private activity securities, individuals who are subject to the alternative minimum tax will be required to report a portion of the Fund's dividends as a "tax preference item" in determining their federal alternatives minimum tax. Liability for a federal alternative minimum tax will depend on your individual tax circumstances.

Short-term capital gain distributions will be taxable to you as ordinary income for federal income tax purposes. Long-term capital gain distributions will be taxable as long-term capital gains. If the Fund declares a distribution in December, but does not pay it until January of the following year, you still will be taxed as if the distribution were paid in December. The Transfer Agent will process your distributions and send you a statement for tax purposes each year showing the source of distributions for the preceding year.

If you redeem or exchange your shares, the transaction is a taxable event. Special tax rules apply to non-individual shareholders. State and local tax rules differ from the federal tax rules described in this prospectus. Because this tax information is only a general overview, you should consult with your own tax advisor about the tax consequences of your investment in the Fund.

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------
The following financial highlights table is intended to help you understand the Funds financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund over the periods presented (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report to Shareholders, which is available upon request.

                                                                             Wisconsin Tax Free Fund
                                                       ----------------------------------------------------------------------
                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                            1998         1997            1996            1995           1994
                                                       ----------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of year.................      $   10.44      $   10.16       $   10.30       $    9.21   $     10.38
Income (loss) from investment operations:
    Net investment income..........................           0.51           0.52            0.51            0.51          0.51
    Net realized and unrealized gains (losses)
     on investments................................           0.04           0.28           (0.14)           1.09         (1.17)
                                                       -----------      ---------       ---------       ---------   -----------
      Total income (loss) from investment operations          0.55           0.80            0.37            1.60         (0.66)
Less distributions from:

    Net investment income..........................          (0.51)         (0.52)          (0.51)          (0.51)        (0.51)
                                                       -----------      ---------       ---------       ---------   -----------
      Total distributions..........................          (0.51)         (0.52)          (0.51)          (0.51)        (0.51)
                                                       -----------      ---------       ---------       ---------   -----------
Net asset value, end of year.......................      $   10.48      $   10.44       $   10.16       $   10.30   $      9.21
                                                       ===========      =========       =========       =========   ===========

Total Return/1/....................................            5.4%           8.1%            3.8%           17.8%         (6.5)%
RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of year (in thousands) .......      $ 143,417      $ 131,348       $ 124,545       $ 118,513   $   101,749
     Ratio of net expenses to average net assets              0.78%/(2)/     0.81%/(2)/      0.80%/(2)/      0.84%         0.85%
     Ratio of net investment income
      to average net assets........................           4.90%           5.5%           5.12%           5.23%         5.28%
     Portfolio turnover rate ......................             16%             8%             14%             11%           22%

(1) The front-end sales charge in effect for the Fund prior to June 1, 1994 is not reflected in Total Return.
(2) The ratio does not include fees paid indirectly. If the Fund did not have fees paid indirectly, the expense ratio would have been 0.80% for 1998, 0.82% for 1997 and 0.81% for 1996. Disclosure of fees paid indirectly was not required prior to December 31, 1995.

  HEARTLAND FUNDS
  General Information and Account/Price Information (24 hours):
  1-800-432-7856 or (414) 289-7000
  www.heartlandfunds.com


HEARTLAND FUNDS
790 North Milwaukee Street
Milwaukee, Wisconsin 53202

INVESTMENT ADVISOR AND DISTRIBUTOR
Heartland Advisors, Inc.
790 North Milwaukee Street
Milwaukee, Wisconsin 53202

CUSTODIAN
Firstar Bank Milwaukee, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

TRANSFER AND DIVIDEND DISBURSING AGENT
Firstar Mutual Fund Services, LLC
615 East Michigan Street, 3rd Floor
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

If you have any questions about the Fund or would like more information, including a free copy of the Fund's Statement of Additional information ("SAI"), or its Annual of Semi-Annual Report, you may call or write Heartland Advisors at:

Heartland Advisors, Inc.
790 North Milwaukee Street
Milwaukee, Wisconsin 53202
1-800-432-7856 or (414) 289-7000
www.heartlandfunds.com

The SAI, which contains more information on the Fund, has been filed with the Securities and Exchange Commission ("SEC"), and is legally a part of this prospectus. The Annual and Semi-Annual Reports, also filed with the SEC, discuss market conditions and investment strategies that affected the Fund's performance during the prior fiscal year and six-month fiscal period, respectively.

To view these documents, along with other related documents, you can visit the SEC's Internet website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling 1.800.SEC.0330. Additionally, copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

Investment Company Act File No. 811-4982

                      STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 1999

                         HEARTLAND LARGE CAP VALUE FUND
                          HEARTLAND MID CAP VALUE FUND
                           HEARTLAND VALUE PLUS FUND
                              HEARTLAND VALUE FUND
                           HEARTLAND GOVERNMENT FUND
                HEARTLAND TAXABLE SHORT DURATION MUNICIPAL FUND
               HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND
                    HEARTLAND HIGH-YIELD MUNICIPAL BOND FUND
                       HEARTLAND WISCONSIN TAX FREE FUND

            790 North Milwaukee Street, Milwaukee, Wisconsin 53202
                       (414) 289-7000 or 1-800-432-7856
                            www.heartlandfunds.com


     Heartland Group, Inc. ("Heartland") is registered as an open-end, management investment company consisting of nine separate mutual fund series ("Funds"). This Statement of Additional Information ("SAI") relates to all of the Funds, each of which has a distinct investment objective and program.

     This SAI is not a prospectus, but provides you with additional information that should be read in conjunction with the prospectuses for the Funds named above (each a "Prospectus"), all of which are dated May 1, 1999, with the exception of the Prospectus for the Heartland Taxable Short Duration Municipal Fund, which is dated December 29, 1998. You may obtain a free copy of any Fund's Prospectus and an account application by contacting the distributor, Heartland Advisors, Inc. ("Heartland Advisors"), at the street or website address, or at either telephone number listed above.

                               TABLE OF CONTENTS

                                                                                              PAGE
                                                                                              ----
INTRODUCTION TO THE FUNDS....................................................................   3
INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS..............................................   3
TYPES OF SECURITIES..........................................................................  12
     Convertible Securities..................................................................  12
     Custodial Receipts and Participation Interests..........................................  12
     Debt Securities.........................................................................  12
     Derivative Instruments..................................................................  20
     Foreign Investments.....................................................................  27
     Illiquid Securities.....................................................................  28
     Indexed Securities......................................................................  28
     Investment Companies....................................................................  29
     Loan Interests..........................................................................  29
     Real Estate Investment Trusts...........................................................  30
     Rights and Warrants.....................................................................  30
     When-Issued and Delayed-Delivery Securities; Forward Commitments........................  30
PORTFOLIO MANAGEMENT STRATEGIES..............................................................  31
     Borrowing...............................................................................  31
     Concentration...........................................................................  31
     Duration................................................................................  31
     Foreign Currency Transactions...........................................................  32
     Lending Portfolio Securities............................................................  33
     Repurchase Agreements...................................................................  34
     Reverse Repurchase Agreements and Dollar Rolls..........................................  34
     Short Sales.............................................................................  35
     Standby Commitments.....................................................................  35
INVESTMENT RESTRICTIONS......................................................................  35
PORTFOLIO TURNOVER...........................................................................  39
MANAGEMENT...................................................................................  39
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................................  41
INVESTMENT ADVISORY AND OTHER SERVICES.......................................................  42
DISTRIBUTION OF SHARES.......................................................................  46
PORTFOLIO TRANSACTIONS.......................................................................  47
DESCRIPTION OF SHARES........................................................................  51
PURCHASES AND SALES..........................................................................  51
ADDITIONAL INCOME TAX CONSIDERATIONS.........................................................  52
PERFORMANCE INFORMATION......................................................................  53
FINANCIAL STATEMENTS.........................................................................  56

                           INTRODUCTION TO THE FUNDS

     The Heartland family of funds consists of nine separate series of Heartland Group, Inc., a Maryland corporation formed in 1986 and registered as an open-end, management investment company under the Investment Company Act of 1940 (the "1940 Act"). Each Fund is a diversified fund (other than the Wisconsin Tax Free Fund, which is non-diversified) and has a distinct investment objective and program. The Heartland Large Cap and Mid Cap Value Funds commenced operations on October 11, 1996. The Heartland Value Plus Fund commenced operations on October 26, 1993. The Heartland Value Fund commenced operations on December 28, 1984. The Heartland Government Fund (formerly the Heartland U.S. Government Securities Fund) commenced operations on April 9, 1987. The Heartland Taxable Short Duration Municipal Fund commenced operations on December 29, 1998. The Heartland Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds commenced operations on January 2, 1997. The Heartland Wisconsin Tax Free Fund commenced operation on April 3, 1992.


                INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

     HEARTLAND LARGE CAP VALUE FUND

     The Heartland Large Cap Value Fund seeks long-term capital appreciation through investing in large companies. Under normal market conditions, the Fund invests at least 65% of its total assets, and generally almost all of its assets, in common stocks and other equity securities of companies with market capitalizations in excess of $1 billion selected on a value basis. It may, however, invest in other securities, including, without limitation, equity securities of smaller companies, debt securities, warrants, convertible securities, foreign securities and cash equivalents. There are no credit quality limitations on the convertible or debt securities in which the Fund may invest.

     Large companies typically are global in nature and are not dependent solely on the U.S. economy or stock market. They tend to be widely followed by investment analysts and their securities tend to be broadly owned by institutional and individual investors. These characteristics cause the securities of large companies to be normally more liquid and subject to less price volatility than stocks of smaller companies.

     Although not a principal investment strategy, the Fund may utilize other investments and investment techniques from time to time which may impact Fund performance, including options, futures and other structured transactions. The Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered speculative under regulations of the Commodities Futures Trading Commission ("CFTC").

     Under adverse market conditions or other extraordinary economic or market conditions, the Fund may take a temporary defensive position and hold assets in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, U.S. Government securities and repurchase agreements. Taking a temporary defensive position is not required, and may not be possible because of market conditions. It also might prevent the Fund from achieving its investment objective.

     In pursuing its objective, the Fund may, from time to time, use its ownership interest in a portfolio company to seek to influence or control the company's management. The Fund also may employ the investment techniques described in its Prospectus and in the sections of this SAI titled "Types of Securities" and "Portfolio Management Strategies." The Fund's investment objective may be changed with the approval of the Board of Directors and notice to shareholders, but without shareholder approval.

     HEARTLAND MID CAP VALUE FUND

     The Heartland Mid Cap Value Fund seeks long-term capital appreciation through investing in mid-size companies. Under normal market conditions, the Fund invests at least 65% of its total assets, and generally almost all of its assets, in common stocks and other equity securities of mid-sized companies with market capitalizations between $750 million and $5 billion selected on a value basis. It may, however, invest in other securities, including, without limitation, equity securities of larger and smaller companies, debt securities, warrants, convertible securities, foreign securities and cash equivalents.
There are no credit quality limitations on the convertible or debt securities on which the Fund may invest.

     Mid-sized companies tend to have more experienced management and more established operating histories than smaller companies. As a result, mid-sized companies tend to be more widely followed by investment analysts and have greater financial data and other information readily available than small companies. However, mid-sized companies typically are less well-established and followed than larger companies, and the securities of mid-sized companies usually are not as broadly owned. These factors make securities of mid-sized companies a less efficient market segment, creating potential opportunities for investors.

     Although not a principal investment strategy, the Fund may utilize other investments and investment techniques from time to time which may impact Fund performance, including options, futures and other structured transactions. The Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered speculative under regulations of the CFTC.

     Under adverse market conditions or other extraordinary economic or market conditions, the Fund may take a temporary defensive position and hold assets in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, U.S. Government securities and repurchase agreements. Taking a temporary defensive position is not required, and may not be possible because of market conditions. It also might prevent the Fund from achieving its investment objective.

     In pursuing its objective, the Fund may, from time to time, use its ownership interest in a portfolio company to seek to influence or control the company's management. The Fund also may employ the investment techniques described in its Prospectus and in the sections of this SAI titled "Types of Securities" and "Portfolio Management Strategies." The Fund's investment objective may be changed with the approval of the Board of Directors and notice to shareholders, but without shareholder approval.

     HEARTLAND VALUE PLUS FUND

     The Heartland Value Plus Fund seeks capital appreciation and current income. The Fund invests primarily in income-producing equity securities of smaller companies. To further pursue its income objective, the Fund also invests up to 35% of its total assets in other securities, including, without limitation, debt securities and cash equivalents. Although it may invest in securities of larger companies, it generally invests in those companies with market capitalizations of less than $750 million selected on a value basis. There are no credit quality limitations on the convertible or debt securities on which the Fund may invest.

     The equities in which the Fund invests include dividend-paying common stocks, preferred stocks, warrants, convertible securities and real estate investment trusts. Debt securities purchased by the Fund may be either unrated or rated by one or more independent rating organizations that rate the issuer of the security based on the issuer's financial soundness. Debt securities purchased by the Fund may be rated in any rating category established by a rating organization. If a debt security is rated below investment grade or is unrated, Heartland Advisors conducts its own assessment of the creditworthiness of the issuer.

     Although not a principal investment strategy, the Fund may utilize other investments and investment techniques from time to time which may impact Fund performance, including options, futures and other structured transactions. The Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered speculative under regulations of the CFTC.

     Under adverse market conditions or other extraordinary economic or market conditions, the Fund may take a temporary defensive position and hold assets in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, U.S. Government securities and repurchase agreements. Taking a temporary defensive position is not required, and may not be possible because of market conditions. It also might prevent the Fund from achieving its investment objective.

     In pursuing its objective, the Fund may, from time to time, use its ownership interest in a portfolio company to seek to influence or control the company's management. The Fund also may employ the investment techniques described in its Prospectus and in the sections of this SAI titled "Types of Securities" and "Portfolio Management Strategies." The Fund's investment objective may be changed with the approval of the Board of Directors and notice to shareholders, but without shareholder approval.

     HEARTLAND VALUE FUND

     Heartland Value Fund seeks long-term capital appreciation through investing in small companies. The Fund invests primarily in equity securities of companies with market capitalizations of less than $750 million selected on a value basis. It may, however, invest in other securities, including, without limitation, equity securities of larger companies, debt securities, warrants, convertible securities, foreign securities and cash equivalents. There are no credit quality limitations on the convertible or debt securities in which the Fund may invest.

     Although not a principal investment strategy, the Fund may utilize other investments and investment techniques from time to time which may impact Fund performance, including options, futures and other structured transactions. The Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered speculative under regulations of the CFTC.

     Under adverse market conditions or other extraordinary economic or market conditions, the Fund may take a temporary defensive position and hold assets in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, U.S. Government securities and repurchase agreements. Taking a temporary defensive position is not required, and may not be possible because of market conditions. It also might prevent the Fund from achieving its investment objective.

     In pursuing its objective, the Fund may, from time to time, use its ownership interest in a portfolio company to seek to influence or control the company's management. The Fund also may employ the investment techniques described in its Prospectus and in the sections of this SAI titled "Types of Securities" and "Portfolio Management Strategies." The Fund's investment objective may be changed with the approval of the Board of Directors and notice to shareholders, but without shareholder approval.

     HEARTLAND GOVERNMENT FUND (FORMERLY THE HEARTLAND U. S. GOVERNMENT SECURITIES FUND)

     The Heartland Government Fund seeks a high level of current income, liquidity and safety and principal. The Fund will invest at least 80% of its total assets in obligations issued or guaranteed by the U.S. Government, by its agencies or instrumentalities or by other U.S. Government sponsored entities, and repurchase agreements for such securities ("Government securities"). These securities include, without limitation, U. S. Treasury and agency securities, and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. They differ primarily in terms of interest rates, length of maturities, the nature of the governmental obligation and issuance dates.

     Mortgage-backed securities may include hybrid and structured mortgage related instruments, such as collateralized mortgage obligations ("CMOs") and stripped mortgaged-backed securities ("SMBs"). SMBs may be divided into different classes each of which might receive a different combination of the interest and principal from the underlying mortgage loans. In certain cases, a class may receive either all of the interest ("interest only" or "IO" class) or all of the principal ("principal only" or "PO" class). The Fund will limit its aggregate investments in IO and PO classes to 10% of net assets.

     The balance of the Fund's assets may be invested in other securities including, without limitation, pooled debt securities, such as asset-backed and mortgage-backed securities issued by non-governmental entities; commercial paper and other debt obligations of foreign governments, domestic and foreign corporations and other business organizations; certificates of deposit, bankers' acceptances and time deposits; and convertible securities and preferred stocks. Any investments in debt securities will, at the time of purchase, be rated invested grade or, if unrated, be of comparable quality in the opinion of Heartland Advisors.

     Heartland Advisors buys and sells securities for the Government Fund after considering economic conditions, liquidity factors and interest rate trends. It also may use sector rotation, security selection, duration management and yield-curve positioning strategies.

     Although there are no duration restrictions for the Government Fund or the individual obligations in its portfolio, under normal market conditions, it is anticipated that the Fund will maintain an average portfolio duration of three to six years. Heartland Advisors believes that maintaining a portfolio duration within this range allows the Fund to seek both high current income and preservation of capital.

     Although not a principal investment strategy, the Fund may utilize other investments and investment techniques from time to time which may impact Fund performance, including options, futures and other structured transactions. The Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered speculative under regulations of the CFTC.

     Under adverse market conditions or other extraordinary economic or market conditions, the Fund may take a temporary defensive position and hold assets in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, U.S. Government securities and repurchase agreements. Taking a temporary defensive position is not required, and may not be possible because of market conditions. It also might prevent the Fund from achieving its investment objective.

     In pursuing its objective, the Fund may, from time to time, use its ownership interest in a portfolio company to seek to influence or control the company's management. The Fund also may employ the investment techniques described in its Prospectus and in the sections of this SAI titled "Types of Securities" and "Portfolio Management Strategies." The Fund's investment objective may be changed with the approval of the Board of Directors and notice to shareholders, but without shareholder approval.

     HEARTLAND TAXABLE SHORT DURATION MUNICIPAL FUND

     The Heartland Taxable Short Duration Municipal Fund seeks a high level of current income with a low degree of share price fluctuation. The Fund seeks to achieve this objective by investing primarily in a diversified portfolio of taxable medium and lower quality obligations issued by municipalities ("Municipal Obligations"), and maintains an average portfolio duration of three years or less.

     Under normal market conditions, the Fund invests at least 65% of net assets in taxable Municipal Obligations. Consistent with its investment objective, the Fund also may invest up to 35% of net assets in other debt securities; convertible securities; preferred and common stocks, and other equity securities; warrants or other securities exchangeable for shares of equity securities; foreign securities; options; futures; and other structured transactions. When Heartland Advisors considers the yield on Municipal Obligations exempt from federal income tax to be high in relation to taxable Municipal Obligations, the Fund may invest in tax-exempt Municipal Obligations.

     The Fund invests primarily in medium and lower quality debt obligations. Medium and lower quality debt obligations are those rated as such by a nationally recognized statistical rating organization ("NRSRO"); for example, BBB by Standard & Poors' Ratings Service ("S&P"). The Fund may not invest more than 20% of its total assets in debt obligations rated lower than B- by S&P or a comparable rating by another NRSRO. It may invest in debt obligations that are in default, but such obligations are not expected to exceed 10% of total assets.

     Taxable Municipal Obligations are rated using the same criteria as corporate obligations. NRSROs publishing rating information on which Heartland Advisors may rely include S&P, Moody's Investors Service, Inc., Duff & Phelps Rating Co., Thomson BankWatch, Inc., and Fitch IBCA, Inc., among others. The Fund also may invest in unrated securities if Heartland Advisors believes that such securities are of comparable quality so as to satisfy the foregoing requirements.

     Any assets not otherwise invested will be held in liquid reserves. Liquid reserves include, but are not limited to, money market instruments, repurchase agreements, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes and U.S. Government securities. Under adverse market conditions, other extraordinary economic or market conditions, or when the spreads between the yields on medium and high quality taxable municipal obligations are relatively narrow, the Fund may take a temporary defensive position and invest without limitation in higher quality taxable or tax-exempt Municipal Obligations and other debt securities, or hold assets in liquid reserves. Taking a temporary defensive position is not required, and may not be possible because of market conditions. It also might prevent the Fund from achieving its investment objective.

     In pursuing its objective, the Fund may employ the investment techniques described in the Prospectus and in the sections of this SAI titled "Types of Securities" and "Portfolio Management Strategies." The Fund's investment objective may be changed with the approval of the Board of Directors and notice to shareholders, but without shareholder approval.

     HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND

     The Heartland Short Duration High-Yield Municipal Fund seeks a high level of federally tax-exempt current income with a low degree of share price fluctuation. The Fund invests primarily in short and intermediate duration, medium and lower quality Municipal Obligations and maintains an average portfolio duration of three years or less. Under normal market conditions, the Fund invests at least 65% of its total assets in medium and lower quality Municipal Obligations. However, the Fund may not invest more than 20% of its total assets in Municipal Obligations rated lower than B- by S&P or a comparable rating by another NRSRO. It may invest in debt obligations that are in default, but such obligations are not expected to exceed 10% of total assets. The Fund also may invest, without limitation, in higher quality debt obligations. Under normal market conditions, however, the Fund is unlikely to emphasize higher quality debt obligations, since generally they offer lower yields than medium and lower quality bonds with similar maturities.

     As a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its net assets in Municipal Obligations. The Fund may invest, without limitation, in Municipal Obligations whose interest is a tax-preference item for purposes of the federal alternative minimum tax.

     Consistent with its investment objectives, the Fund also may invest in other debt securities; taxable Municipal Obligations; convertible securities; preferred and common stocks, and other equity securities; warrants or other securities exchangeable for shares of equity securities; foreign securities; options; futures; and other structured transactions.

     Under adverse market conditions or other extraordinary economic or market conditions, the Fund may take a temporary defensive position and hold assets in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, U.S. Government securities and repurchase agreements. Taking a temporary defensive position is not required, and may not be possible because of market conditions. It also might prevent the Fund from achieving its investment objective.

     In pursuing its objective, the Fund may employ the investment techniques described in its Prospectus and in the sections of this SAI titled "Types of Securities" and "Portfolio Management Strategies." The Fund's investment objective may be changed with the approval of the Board of Directors and notice to shareholders, but without shareholder approval.

     HEARTLAND HIGH-YIELD MUNICIPAL BOND FUND

     Heartland High-Yield Municipal Bond Fund seeks to maximize after-tax total return by investing for a high level of federally tax-exempt current income.
The Fund invests primarily in medium and lower quality Municipal Obligations. While there are no duration restrictions for the Fund's obligations, it is anticipated that the Fund will maintain an average portfolio duration of greater than five years. Under normal market conditions, the Fund invests at least 65% of its total assets in medium and lower quality Municipal Obligations. However, the Fund may not invest more than 20% of its total assets in Municipal Obligations rated lower than B- by S&P or a comparable rating by another NRSRO. It may invest in debt obligations that are in default, but such obligations are not expected to exceed 10% of total assets. The Fund may also invest without limitation in higher quality debt obligations. Under normal market conditions, however, the Fund is unlikely to emphasize higher quality debt obligations, since generally they offer lower yields than medium and lower quality bonds with similar maturities.

     As a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its net assets in Municipal Obligations. The Fund may invest without limitation in Municipal Obligations whose interest is a tax-preference item for purposes of the federal alternative minimum tax.

     Consistent with its investment objective, the Fund also may invest in other debt securities; taxable Municipal Obligations; convertible securities; preferred and common stocks, and other equity securities; warrants or other securities exchangeable for shares of equity securities; foreign securities; options; futures; and other structured transactions.

     Under adverse market conditions or other extraordinary economic or market conditions, the Fund may take a temporary defensive position and hold assets in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, U.S. Government securities and repurchase agreements. Taking a temporary defensive position is not required, and may not be possible because of market conditions. It also might prevent the Fund from achieving its investment objective.

     In pursuing its objective, the Fund may employ the investment techniques described in its Prospectus and in the sections of this SAI titled "Types of Securities" and "Portfolio Management Strategies." The Fund's investment objective may be changed with the approval of the Board of Directors and notice to shareholders, but without shareholder approval.

     HEARTLAND WISCONSIN TAX FREE FUND

     Heartland Wisconsin Tax Free Fund seeks to provide investors with a high level of current income that is exempt from federal and Wisconsin personal income taxes. The Fund invests primarily in Municipal Obligations that are exempt from personal income tax in Wisconsin and under federal law, including certain Municipal Obligations issued by Wisconsin entities and securities of other entities meeting such criteria. The Fund invests primarily in Municipal Obligations judged by Heartland Advisors to be of investment grade quality.

     As a matter of fundamental policy, the Fund will seek to invest at least 80% of its assets so that the income earned thereon will be exempt from federal and Wisconsin personal income tax. Under normal market conditions, the Fund will seek to invest all of its assets so that income therefrom will be exempt from federal and Wisconsin personal income taxes. The Fund may invest in Municipal Obligations the interest on which is a tax-preference item for purposes of the federal alternative minimum tax, although as a matter of policy will limit its investments in such securities to not more than 20% of the Fund's net assets.

     Only limited categories of Municipal Obligations are exempt from Wisconsin personal income taxes. These include higher education bonds issued by the State of Wisconsin, Public Housing Authority bonds issued by Wisconsin municipalities, Redevelopment Authority Bonds issued by Wisconsin municipalities, certain bonds issued by the Housing and Economic Development Authority, Wisconsin Housing Finance Authority Bonds, certain General Obligation Bonds issued by the District of Columbia, Puerto Rico, the Virgin Islands and Guam, and certain public housing agency bonds issued by agencies located outside Wisconsin. Although most of the Municipal Obligations held by the Fund will be issued by Wisconsin entities, it is possible that the Fund may invest a significant portion of its assets and obligations issued by territories and possessions of the United States, the District of Columbia, and their respective agencies or instrumentalities. The Fund may invest up to 100% of its assets in tax-exempt securities of issuers outside Wisconsin if such securities bear interest which is exempt from federal and Wisconsin personal income taxes.

     The Fund may invest up to 20% of net assets in other debt securities; convertible securities; preferred and common stocks, and other equity securities; warrants or other securities exchangeable for shares of equity securities; foreign securities; options; futures; and other structured transactions. The Fund may invest up to 35% of its total assets in non-investment grade debt securities. However, the Fund may not invest more than 20% of its total assets in debt obligations rated lower than B- by S&P or a comparable rating by another NRSRO.

     Any assets not otherwise invested will be held in liquid reserves. Liquid reserves include, but are not limited to, money market instruments, repurchase agreements, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes and U.S. Government securities. Under adverse market conditions or other extraordinary economic or market conditions, the Fund may take a temporary defensive position and hold assets in liquid reserves. Taking a temporary defensive position is not required, and may not be possible because of market conditions. It also might prevent the Fund from achieving its investment objective.

     In pursuing its objective, the Fund may employ the investment techniques described in its Prospectus and in the sections of this SAI titled "Types of Securities" and "Portfolio Management Strategies." The Fund's investment objective may be changed with the approval of the Board of Directors and notice to shareholders, but without shareholder approval.

     DIVERSIFICATION. The number of issues of securities which meet the Wisconsin Tax Free Fund's investment objective and criteria may be somewhat limited. As a result, a relatively high percentage of the Fund's assets may be invested from time to time in the obligations of a limited number of issuers, some of which may be subject to the same economic trends and/or be located in the same geographic area. The Fund's portfolio securities may therefore be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of diversified investment companies.

     The Wisconsin Tax Free Fund will operate as a non-diversified management investment company under the 1940 Act, but intends to comply with the diversification requirements contained in the Internal Revenue Code of 1986. These provisions of the Internal Revenue Code currently require that, at the end of each quarter of the Fund's taxable year: (a) at least 50% of the market value of the Fund's assets must be invested in cash, government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets; and (b) not more than 25% of the value of the Fund's total assets can be invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies). In addition, as a matter of fundamental policy, the Fund may not purchase more than 10% of the outstanding voting securities of an issuer or invest in a security if, as a result thereof, more than 25% of the Fund's total assets would be invested in a single issuer (other than securities issued or guaranteed by the U.S. Government, a state or territory of the United States, the District of Columbia, or their respective agencies, instrumentalities, municipalities or political subdivisions).

     GEOGRAPHIC CONCENTRATIONS. The following information is a brief summary of factors affecting Wisconsin, Puerto Rico, Guam and the Virgin Islands, jurisdictions in which the Wisconsin Tax Free Fund may invest a portion of its assets, and does not purport to be a complete description of such factors.

     Factors Affecting Wisconsin.  Wisconsin's economy, although fairly diverse,
     ---------------------------
is primarily concentrated in the manufacturing services and trade sectors and is influenced by the vast supply of resources in the state. This diversification has caused the state's economy to continue to outperform the national economy. Federal, state and local government is also a major employer. The top five industrial output rankings, based on value of shipments, include dairy products, motor vehicles and equipment, miscellaneous converted paper products, paper mills and meat products.

     Wisconsin continues to outperform the national economy. The state's annual unemployment rate over the last 10 years has been below the national average.
In December 1998, the state's unemployment rate was 3.1%, compared to a national average unemployment rate of approximately 4.0%. The state is highly ranked in terms of job creation, especially in the creation of manufacturing jobs. Since 1987, the state's personal income tax rate has been reduced from 7.9% to 6.77% (for 1998), and current Governor, Tommy G. Thompson, has expressed his desire to implement further reductions. At the same time, state spending has been controlled.

     It is anticipated that the Wisconsin economy will experience continued growth (although possibly at a slower rate) in the near future, with the state's labor market expected to remain tight during those years.

     The state has an extremely diverse revenue-raising structure. Approximately 36% of the total revenue is delivered from the various taxes levied by the state. The remainder comes from (i) investment income, (ii) various kinds of fees, licenses, permits, and service charges paid by users of specific services, privileges or facilities, (iii) investment income, and (iv) gifts, donations and contributions.

     Wisconsin's tax structure has a diverse underlying base consisting of income, general and special product sales and property value. Over 60% of all general fund taxes collected by the state are returned to local units of government. The remaining funds are used for payments to individuals and organizations (16%) and state programs (24%).

     Future federal budget proposals which include reductions in federal aid would have a more immediate effect on individuals, local governments and other service providers than the state directly. Such proposals, if enacted, would increase the likelihood that the state will be asked to increase its support of the affected parties. Implementing choices posed by the federal budget would involve state legislative action.

     Wisconsin may increase appropriations from or reduce taxes below the levels established in its budget. In recent past years, Wisconsin has adopted appropriation measures subsequent to passage of its budget act.

However, it has been the state's policy that supplemental appropriations adopted by the State Legislature will be within revenue projections for that fiscal period or balanced by reductions in other appropriations. Thus, spending from additional appropriations historically has been matched by reduced disbursements, increased revenues or a combination of both. The State Constitution requires the Legislature to provide for an annual tax sufficient to defray the estimated expenses of the state for each year, and when the expenses of any year exceed income, the Legislature must provide for a tax for the ensuing year sufficient, with other sources of income, to pay such deficiency as well as the estimated expenses for the ensuing year.

     Wisconsin has experienced and expects to continue to experience certain periods when its general fund is in a negative cash position. State statutes provide certain administrative remedies to deal with these periods. The Secretary of Administration may temporarily reallocate up to 5% of the general purpose revenue appropriations then in effect. This amount is nearly $500 million for the fiscal year ending June 30, 1999. The statutes mandate that all payments shall be in accordance with the following order of preference: (1) all direct and indirect payments of principal on Wisconsin general obligation debt must have first priority and may not be prorated or reduced; (2) all direct and indirect payments of principal and interest on operating notes have second priority and may not be prorated or reduced; (3) all Wisconsin employee payrolls have third priority and may not be prorated or reduced; and (4) all other payments shall be paid in a priority determined by the Secretary of Administration and may be prorated or reduced.

     Unforeseen events or variations may cause a decrease in the receipts or cash flow to the state's agencies. It is not clear what effect, if any, such events would have on the Fund.

     Factors Affecting Puerto Rico.  The Wisconsin Tax Free Fund may invest in
     -----------------------------
obligations of the Commonwealth of Puerto Rico and its political subdivisions, agencies and instrumentalities, that qualify as double tax-exempt Municipal Obligations. The majority of Puerto Rico's debt is issued by 10 of the major public agencies that are responsible for many of its public functions, such as water, wastewater, highways, telecommunications, education and public construction.

     The Puerto Rico economy generally parallels the economic cycles of the United States, as most goods are imported from the U.S. Interest rates also generally mirror those of the United States. Once primarily supported by agriculture, Puerto Rico's economy now has a diverse, technology-oriented manufacturing base. In terms of Gross Domestic Product, manufacturing contributes $19 billion, or 41% of GDP. Finance, insurance and real estate services have undergone dynamic growth over the past decade and now account for 14% of GDP. The unemployment rate (seasonally adjusted) has remained at approximately 14% during the past few years.

     Puerto Rico's economy historically has benefitted from tax incentives contained in Section 936 of the Internal Revenue Code, which allows U.S. domestic corporations with a substantial amount of their business operations in Puerto Rico to claim a tax credit that effectively eliminates their U.S. income tax on income from those operations. The enactment of the Omnibus Budget Reconciliation Act of 1993 imposed certain limitations on the amount of the credit available to domestic corporations. Legislation passed in 1996 further reduces these tax incentives, with a general phaseout of the credit by the year 2006. It is impossible to predict with certainty what effect the elimination of the Section 936 credit will have on the business operations of U.S. corporation in Puerto Rico; however, it is likely to lessen Puerto Rico's competitive advantage, especially in attracting new businesses to the Commonwealth.

     Factors Affecting Guam.  Guam, the westernmost territory of the U.S., is
     ----------------------
located 3,800 miles to the west-southwest of Honolulu, Hawaii and approximately 1,550 miles southeast of Japan. Guam's economy is heavily dependent upon the U.S. military and tourism, particularly from Japan. Employment in Guam is concentrated in the public sector with approximately 30% in local government and federal jobs. Major private sector employment categories include construction, trade and services. Guam has experienced U.S. military reductions, and it is unclear whether plans to increase tourism may succeed in limiting the negative effects of such reductions.

The government of Guam has taken steps to improve its financial position which include the development of local labor; however, there can be no assurances that an improvement will be realized.

     Factors Affecting the Virgin Islands.  The United States Virgin Islands
     ------------------------------------
include St. Thomas, St. John and St. Croix. The islands are located in the Lesser Antilles, 1,100 east, southeast of Miami. Historically a center of sugar production and commerce, by the 1980s tourism had become the leading economic factor in the Virgin Islands. The Caribbean's most popular tourist destination, the Virgin Islands received over 1.5 million visitors in 1997. Circumstances which negatively impact the tourism industry, such as natural disasters and economic difficulties in the United States generally, and to a lesser extent other countries, could have a negative impact on the overall economy of the Virgin Islands.


                              TYPES OF SECURITIES

     The following information supplements the discussion of the Funds' investments described in their respective Prospectuses.

     CONVERTIBLE SECURITIES

     Convertible securities in which the Funds may invest include any bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or
formula.   By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying common stock upon exercise of the conversion right, while generally earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, Heartland Advisors will look to the conversion feature and consider substantially the same investment criteria it would consider if purchasing the underlying common stock. However, these securities will nevertheless be subject to the same quality and investment limitations applicable to the Funds' investments in debt securities.

     The value of a convertible security is a function of its "investment value," which is determined by its yield in comparison with the yields of other securities of comparable quality and maturity that do not have the conversion privilege, and its "conversion value," which is the security's worth if converted into the underlying common stock. Investment value is typically influenced by interest rates and the credit standing of the issuer. Conversion value is determined by the market price of the underlying common stock and generally decreases as the convertible security approaches maturity.

     CUSTODIAL RECEIPTS AND PARTICIPATION INTERESTS

     Each Fund may invest in custodial receipts which represent ownership in future interest or principal payments, or both, on certain securities that are underwritten by securities dealers or banks.

     Each Fund may also invest in participation interests in securities. Participation interests give a Fund an undivided interest in a security in the proportion that the Fund's participation interest bears to the principal amount of the security.

     DEBT SECURITIES

     The Funds may invest in debt securities of corporate and governmental issuers. The Large Cap Value, Mid Cap Value, Value Plus and Value Funds may invest up to 35% of their respective total assets in debt securities. The other Funds may invest all of their assets in debt securities. The risks inherent in short-, intermediate- and long-term debt securities depend on a variety of factors, including the term of the obligations, the size of a particular offering and the credit quality and rating of the issuer, in addition to general market conditions.

     In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. A decline in the prevailing levels of interest rates will generally increase the value of the securities held by the Fund, and an increase in rates will generally have the opposite effect.

     Yields on debt securities depend on a variety of factors, including the financial condition of the issuer or other obligor thereon or the revenue source from which debt service is payable, the general economic and monetary environment, conditions in the relevant market, the size of a particular issue, maturity of the obligation and the rating of the issue.

     Debt obligations rated in the highest through the medium quality categories are commonly referred to as "investment-grade" debt obligations. Investment-grade debt obligations are generally believed to have relatively low degrees of credit risk. However, medium-quality debt obligations, while considered investment grade, may have some speculative characteristics, since their issuers' capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers. Each Fund's investment program permits it to invest in securities rated below investment grade (or unrated securities believed to be of comparable quality by Heartland Advisors). Each of the Large Cap Value, Mid Cap Value, Value Plus, Value and Wisconsin Tax Free Funds may invest up to 35% of its total assets in non-investment grade debt securities. The Government Fund may not invest in
non-investment grade debt securities.   Under normal market conditions, the
Taxable Short Duration Municipal, Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds invest at least 65% of their respective assets in non-investment grade debt securities. The Taxable Short Duration Municipal, Short Duration High-Yield Municipal, High-Yield Municipal Bond and Wisconsin Tax Free Funds may not invest more than 20% of their respective total assets in debt obligations rated lower than B- by S&P or a comparable rating by another NRSRO. The principal value of lower-rated securities generally will fluctuate more
widely than higher-quality securities.   Lower-quality securities entail a
higher degree of risk as to the payment of interest and return of principal. Such securities are also subject to special risks, discussed below. To compensate investors for taking on such increased risk, issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

     In conducting its credit research and analysis, Heartland Advisors considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. Heartland Advisors also relies, in part, on credit ratings compiled by a number of NRSROs.

     All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

     "HIGH-YIELD" RISK. Each Fund's investment program (other than that of the Government Fund) permits it to invest in non-investment grade debt obligations, sometimes referred to as "junk bonds" (hereinafter referred to as "lower-quality securities"). Lower-quality securities are those securities that are rated lower than investment grade and unrated securities believed by Heartland Advisors to be of comparable quality. Although these securities generally offer higher yields than investment grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy. In general, they are regarded to be more speculative with respect to the issuer's capacity to pay interest and repay principal. Other potential risks associated with investing in high-yield securities include:

          .    Effect of Interest Rates and Economic Changes.  The market for lower-quality and comparable unrated securities is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market would withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for, and adversely affect the value of, such securities.

          All interest-bearing securities typically experience price appreciation when interest rates decline and price depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual issuer developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of the securities is significantly greater than issues of higher-rated securities because such securities are generally unsecured and are often subordinated to their creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Fund might incur additional expense to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund's net asset value.

          As previously noted, the value of a lower-quality or comparable unrated security generally will decrease in a rising interest rate market, and a Fund's net asset value will decline correspondingly. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation could force the Fund to sell the more liquid portion of its portfolio.

          .    Credit Risk.  Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities, and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings, including, for example, those published by Standard & Poor's, Moody's Investors Service and Fitch ICBA, Inc., are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on Heartland Advisors' credit analysis than would be the case with investments in investment-grade debt obligations. Accordingly, Heartland's Board of Directors and Heartland Advisors monitor the issuers of junk bonds held in a Fund's portfolio to assess and determine whether the issuers will have sufficient cash flow to meet required principal and interest payments, and to assure the continued liquidity of such bonds so that the Fund can meet redemption requests.

          .    Legal Risk.   Securities in which a Fund may invest, including
Municipal Obligations, are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress, state legislatures or other governmental agencies extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations within constitutional limitations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to make principal and interest payments on their debt securities may be materially impaired.

          From time to time, legislation designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers may be adopted. It is anticipated that if legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for such securities.

          .    Liquidity Risk.  A Fund may have difficulty disposing of certain lower quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security and disposition of the security may involve time-consuming negotiation and legal expense. As a result, a Fund's net asset value and ability to dispose of particular securities when necessary to meet the Fund's liquidity needs, or in response to a specific economic event, may be affected.

     MUNICIPAL OBLIGATIONS. Each Fund may, and the Taxable Short Duration Municipal, Short Duration High-Yield Municipal, High-Yield Municipal Bond and Wisconsin Tax Free Funds will primarily, invest in Municipal Obligations. The term "Municipal Obligations" as used in the Funds' Prospectuses and this SAI means debt obligations issued by or on behalf of states, territories or possessions of the United States and sovereign nations within the territorial boundaries of the United States, the District of Columbia and their respective political subdivisions, agencies, and instrumentalities, and corporations duly authorized by them. Municipal Obligations are generally issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, nursing homes, mental health facilities, mass transportation, schools, and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. Municipal Obligations may also be issued by or on behalf of public bodies to obtain funds to provide for the construction, equipping, repair or improvement of housing facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, and certain local facilities for water supply, gas, electricity, sewage or solid waste disposal.

     The two principal classifications of Municipal Obligations are "general obligations," which are secured by the municipality's pledge of its credit and taxing power for the payment of principal and interest, and "revenue obligations," which are generally payable only from the revenues from a particular facility or project, or, in some cases, from the proceeds of a special excise tax or other specific revenue source. In addition, certain kinds of "private activity bonds" ("industrial revenue bonds" or "IRBs") are issued by public authorities to provide funding for various privately operated industrial facilities. In most cases, IRBs are not secured by the credit of the municipality, but rather the payment of principal and interest is dependent solely upon payments by the user of the industrial facility financed by the bond or a separate guarantor of the bond. In some instances, real and personal property is pledged as security for principal and interest payments.

     Taxable Municipal Obligations. There is another type of Municipal Obligation, which is subject to federal income tax for a variety of reasons.
The Taxable Short Duration Municipal Fund focuses on this type. These Municipal Obligations do not qualify for the federal exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

     Each Fund may also invest in the following types of Municipal Obligations:

          Municipal Notes. The principal kinds of municipal notes in which the Funds may invest include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project notes, which are guaranteed by the United States Department of Housing and Urban Development and secured by the full faith and credit of the United States, are issued by local agencies.

          Municipal Commercial Paper.   Municipal commercial paper typically
represents very short-term, unsecured, negotiable promissory notes. These obligations are often issued to provide interim construction financing or to meet seasonal working capital needs of municipalities and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

          Municipal Lease Obligations. The Funds may invest in state or local municipal leases. Municipal leases may take the form of a lease with an option to purchase, an installment purchase or a conditional sales contract which is entered into by state and local governments and other public authorities to purchase or lease land, equipment or facilities, such as fire, sanitation or police vehicles or telecommunications equipment, buildings or other capital assets. Municipal lease obligations, which are secured by payments by the municipality under the lease or sales contract but are not backed by the municipality's credit, frequently have the special risks described below. Municipal lease obligations that are illiquid are subject to each Fund's limitation on investments in illiquid securities. See the section of this SAI titled "Illiquid Securities."

          Leases and installment purchase or conditional sale contracts (which usually provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for public bodies to acquire property and equipment without needing to comply with all of the constitutional and statutory requirements for the issuance of debt. Often municipal leases contain "non-appropriation" clauses that provide that the public body has no obligation to make future payments under the lease unless money is specifically appropriated for such purpose each year (the "non-appropriation" clause). In addition, protections extended to holders of indebtedness under relevant state law do not extend to owners of municipal leases. Finally, municipal leases may provide for termination at the option of the municipality at the end of each fiscal year for any reason or, in some cases, automatically if not affirmatively renewed. If a lease is terminated or not renewed, the lessor is without recourse to the general credit of the municipality and may be limited to repossession of the leased property. The disposition of the leased property by the lessor in the event of a lease termination might prove difficult and could result in a loss to the holders of participation interests.

          Mortgage-Backed Municipal Obligations. The Funds may invest in mortgage-backed Municipal Obligations, which finance residential housing mortgages to target groups, generally low income individuals who are first-time home buyers. An investment in such obligations represents an undivided interest in a pool of mortgages. Payments made on the underlying mortgages and passed through to the investor represent both regularly scheduled principal and interest payments, as well as additional principal payments representing prepayments of the underlying mortgages. While a certain level of prepayments can be expected regardless of the interest rate environment, prepayment of the underlying mortgages usually accelerates in periods of declining interest rates. Accelerated prepayment could result in a Fund having to invest the unanticipated proceeds in lower-yielding securities. This prepayment risk causes mortgage-backed securities to be more significantly affected by changes in interest rates than is the case for other types of Municipal Obligations.

          Credit Enhanced Securities. The Funds may invest in credit enhanced securities, which are Municipal Obligations that are either insured as to the timely payment of principal and interest or backed by (a) the full faith and credit of the U.S. Government, (b) agencies or instrumentalities of the U.S. Government or (c) U.S. Government securities. Municipal Obligations may be insured when purchased by a Fund or a Fund may purchase insurance in order to turn an uninsured Municipal Obligation into an insured Municipal Obligation.

     GOVERNMENT OBLIGATIONS. Each Fund may, and the Government Fund will primarily, invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These securities include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills generally have maturities of one year or less; Treasury Notes generally have maturities of one to ten years; and Treasury Bonds generally have maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; other obligations, such as those of the Federal Home Loan Banks, are secured by the right of the issuer to borrow from the Treasury; other obligations, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and other obligations, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the instrumentality itself. Although the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

     FLOATING AND VARIABLE RATE SECURITIES. Each Fund may invest in securities which offer a variable or floating rate of interest. Floating rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable rate securities, on the other hand, provide for automatic establishment of a new interest rate at fixed intervals. Interest rates on floating and variable rate securities are based on a designated rate or a specified percentage thereof, such as a bank's prime rate.

     Floating or variable rate securities typically include a demand feature entitling the holder to demand payment of the obligation on short notice at par plus accrued interest. Some securities which do not have floating or variable interest rates may be accompanied by puts producing similar results and price characteristics. The issuer of these securities normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days notice to the noteholders. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, the Fund may consider the instrument's maturity to be shorter than its stated maturity.

     DEFERRABLE SUBORDINATED SECURITIES. Certain securities have been issued recently which have long maturities and are deeply subordinated in the issuer's capital structure. They generally have 30-year maturities and permit the issuer to defer distributions for up to five years. These characteristics give the issuer more financial flexibility than is typically the case with traditional bonds. As a result, the securities may be viewed by rating agencies and bank regulators as possessing certain "equity-like" features. However, the securities are treated as debt securities by market participants, and each Fund intends to treat them as such as well. These securities may offer a mandatory put or remarketing option that creates an effective maturity date significantly shorter than the stated one. Each Fund may invest in these securities to the extent their yield, credit and maturity characteristics are consistent with the Fund's investment objective and strategies.

     INFLATION-INDEXED BONDS. Each Fund may invest in inflation-indexed bonds issued by the U.S. Government, its agencies or instrumentalities. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation.

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and, as a result, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. If any such downward adjustment in the principal value of an inflation-indexed bond exceeds the interest otherwise includable in a Fund's gross income for the relevant tax year, the excess will be treated as an ordinary loss.

     If the periodic adjustment rate measuring inflation increases, the principal value of inflation-indexed bonds will be adjusted upward and, as a result, the interest payable on these securities (calculated with respect to a larger principal amount) will be increased. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income and will be includable in a Fund's gross income in the period in which it accrues, even though investors do not receive their principal until maturity, subject to offset against any tax loss carryforwards from earlier tax years. There can be no assurance that the applicable inflation index for the security will accurately measure the real rate of inflation (or deflation) in the prices of goods and services.

     MORTGAGE-RELATED AND ASSET-BACKED SECURITIES.   Mortgage-related securities
in which the Funds may invest include mortgage pass-through securities and derivative mortgage securities, such as collateralized mortgage obligations and stripped mortgage-backed securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

     Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.

     In general, mortgage-related and asset-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until the entire principal amount comes due at maturity, payments on certain mortgage-related and asset-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal on mortgage-related and asset-backed securities may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans or other assets. Prepayments may result in early payment of the applicable mortgage-related or asset-backed securities. In that event, a Fund may be unable to invest the proceeds from the early payment of the mortgage-related or asset-backed securities in an investment that provides as high a yield as the mortgage-related or asset-backed securities. Consequently, early payment associated with mortgage-related and asset-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. During periods of falling interest rates, the rate of prepayments generally tends to increase, thereby tending to decrease the life of mortgage-related and asset-backed securities. During periods of rising interest rates, the rate of prepayments generally decreases, thereby tending to increase the life of mortgage-related and asset-backed securities. If the life of a mortgage-related or asset-backed security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

     Mortgage-related and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. During periods of declining interest rates, prepayments likely would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.

     Prepayments may cause losses in securities purchased at a premium. At times, some of the mortgage-related and asset-backed securities in which a Fund may invest may have higher than market yields and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium. In addition, the value of mortgage-related and asset-backed securities may change due to changes in the market's perception of the creditworthiness of the issuer, and the mortgage-related and asset-backed securities markets in general may be adversely affected by changes in governmental regulation or tax policies.

     Certain characteristics of adjustable rate mortgage securities ("ARMs") may make them more susceptible to prepayments than other mortgage-related securities. Unlike fixed rate mortgages, the interest rates on adjustable rate mortgages are adjusted at regular intervals, generally based on a specified, published interest rate index. Investments in ARMs allow a Fund to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and potentially shorter duration characteristics than longer-term fixed rate mortgage securities. The extent to which the values of ARMs fluctuate with changes in interest rates will depend on the frequency of the interest resets on the underlying mortgages, and the specific indexes underlying the ARMs, as certain indexes closely mirror market interest rate levels and others tend to lag changes in market rates.

     ARMs will frequently have caps and floors which limit the maximum amount by which the interest rate on the underlying mortgage loans may move up or down during each adjustment period and over the life of the loan. Interest rate caps on ARMs may cause them to decrease in value in an increasing interest rate environment and may also prevent their income from increasing to levels commensurate with prevailing interest rates. Conversely, interest rate floors on ARMs may cause their income to remain higher than prevailing interest rate levels and result in an increase in the value of such securities. However, this increase may be tempered by an acceleration of prepayments. In general, ARMs tend to experience higher levels of prepayment than other mortgage-related securities. During favorable interest rate environments, holders of adjustable rate mortgages have greater incentives to refinance with fixed rate mortgages in order to avoid interest rate risk. In addition, significant increases in the index rates used for adjustment of the mortgages may result in increased delinquency, default and foreclosure rates, which in turn would increase the rate of prepayment on the ARMs.

     Collateralized mortgage obligations ("CMOs") are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying other mortgage-related securities. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile and the market for certain CMOs may not be as liquid as the market for other securities in general.

     Similarly, prepayments could also result in losses on stripped mortgage-backed and asset-backed securities. Stripped mortgage-backed and asset-backed securities are commonly structured with two classes that receive different portions of the interest and principal distributions on a pool of loans. A Fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class, although the Government Fund will limit its aggregate investments in IO and PO classes to 10% of net assets. The yield to maturity on an IO class of stripped mortgage-backed or asset-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Complex instruments such as CMOs and stripped mortgage-backed securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, potentially making their price highly volatile.

     The secondary market for stripped mortgage-backed and asset-backed securities may be more volatile and less liquid than that for other securities, potentially limiting the Funds' ability to obtain market quotations for those securities or to buy or sell those securities at any particular time.

     It is anticipated that certain entities may create loan pools offering pass-through investments in addition to the types discussed above, including securities with underlying pools of derivative mortgage-related and asset-backed securities. As new types of mortgage-related and asset-backed securities are developed and offered to investors, Heartland Advisors will, consistent with each Fund's objective and investment policies, consider making investments in such new types of securities.

     ZERO-COUPON, STEP-COUPON AND PAY-IN-KIND SECURITIES.   Each Fund may invest
in zero-coupon, step-coupon and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of the zero-coupon, step-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to continue to qualify for treatment as a "regulated investment company" under the Internal Revenue Code and avoid a certain excise tax, a Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which could occur in periods of adverse market conditions, in order to generate cash to meet these distribution requirements.

     DERIVATIVE INSTRUMENTS

     Each Fund may invest in a broad array of financial instruments and securities, the value of which is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. In particular, each Fund may engage in transactions in options, futures contracts, options on futures contracts and hybrid instruments to (a) hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return or
(d) to invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment.

     Some options and futures strategies, including selling futures, buying puts and writing calls, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other in order to adjust the risk and return characteristics of a Fund's overall strategy. Futures, options and options on futures have durations which, in general, are closely related to the duration of the underlying securities. Holding long futures or call option positions will lengthen the duration of a Fund's portfolio by approximately the same amount of time that holding an equivalent amount of the underlying securities would.

     WRITING COVERED OPTIONS. Each Fund may write covered put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date.

     The term "covered" means that a Fund will (a) in the case of a call option, own the asset subject to the option or have an unconditional right to purchase the same underlying asset at a price equal to or less than the exercise price of the "covered" option or, in the case of a put option, have an unconditional right to sell the same underlying asset at a price equal to or greater than the exercise price of the "covered" option, or (b) establish and maintain, for the term of the option, a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund's obligation under the option, or (c) purchase an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

     Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying asset in return for the exercise price, even if its current value is greater, a call writer gives up some ability to participate in the price increases in the underlying asset. Conversely, if the price of the underlying asset rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received for writing the put because it did not own the underlying asset and therefore would not benefit from the appreciation in price. If the price of the underlying asset falls, the put writer would expect to suffer a loss, which loss could be substantial, because a put writer must be prepared to pay the exercise price for the option's underlying asset if the other party to the option chooses to exercise it. However, the loss should be less than the loss experienced if a Fund had purchased the underlying asset directly because the premium received for writing the option will mitigate the effects of the decline.

     A Fund may enter into closing transactions with respect to options by purchasing an option identical to the one it has written (for exchange-listed options) or by entering into an offsetting transaction with the counterparty to such option (for over-the-counter, or "OTC" options). A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market; however, there can be no assurance that such a market will exist at any particular time or that a Fund will be able to effect such closing transactions at a favorable price. In addition, although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at any time prior to its expiration or that the Fund will be able to effect such closing transactions at a favorable price.

     PURCHASING OPTIONS. Each Fund may purchase put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest or on any currency in which Fund investments may be denominated. A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease, in the market value of securities or currencies of the type in which it may invest. A Fund may enter into closing transactions with respect to such options by writing an option identical to the one it has purchased (for exchange-listed options) or by entering into an offsetting transaction with the counterparty to such option (for OTC options). A Fund may also exercise such options or allow them to expire.

     A Fund would normally purchase call options in anticipation of an increase in the market value of the underlying assets. As the holder of a call option, a Fund has the right to purchase the underlying asset at the exercise price at any time during the option period. A call buyer typically attempts to participate in potential price increases of the underlying asset with risk limited to the cost of the option, including the premium paid and transaction costs, if such asset prices fall. At the same time, the buyer can expect to suffer a loss if such asset prices do not rise sufficiently to offset the cost of the option.

     A Fund would normally purchase put options in anticipation of a decrease in the market value of the underlying assets. As the holder of a put option, a Fund has the right to sell the underlying asset at any time during the option period. A Fund may also purchase put options on a security or currency related to its investments as a defensive technique in order to protect against an anticipated decline in the value of the underlying asset. Such hedge protection is provided only during the life of the put option when a Fund, as holder of the put option, is able to sell the underlying asset at the put exercise price regardless of any decline in the underlying asset's market price. The premium paid for the put option and any transaction costs would reduce any gain otherwise available for distribution when the asset is eventually sold.

     FUTURES CONTRACTS. Each Fund may purchase and sell futures contracts, including, but not limited to, interest rate, index or foreign currency futures contracts that are traded on a recognized U.S. exchange, board of trade or similar entity, or quoted on an automated quotation system. The Funds may engage in transactions in futures contracts for "short" hedging or "long" strategies as described below.

     When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. While a Fund may make or take delivery of the underlying instrument whenever it appears economically advantageous to do so, positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or loss as discussed below.

     A Fund may take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the Fund's portfolio securities. As part of its hedging strategy, a Fund may sell futures contracts on (i) securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities, (ii) currencies in which its portfolio securities are quoted or denominated or on one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies, or (iii) other financial instruments, securities indices or other indices, if, in the opinion of Heartland Advisors, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and such futures contracts. A successful short hedging position would result in any depreciation in the value of portfolio securities being substantially offset by appreciation in the value of the futures position. Conversely, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     A Fund may also take a "long" position in the futures market by purchasing futures contracts. This strategy would be employed, for example, when interest rates are falling or securities prices are rising and a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. A Fund may also purchase futures contracts to alter the investment characteristics of or currency exposure associated with portfolio securities, as a substitute for transactions in securities or foreign currencies, or to gain or increase exposure to a particular securities market or currency.

     The purchaser of a futures contract is not required to pay for and the seller of a futures contract is not required to deliver the underlying instrument unless the contract is held until the delivery date. However, upon entering into a futures contract, and to maintain an open position in futures contracts, a Fund would be required to deposit "initial margin" in a segregated account in the name of the executing futures commission merchant when the contract is entered into. The initial margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on initial margins that may range upward from less than 5% of the value of the contract being traded. There may be certain circumstances, such as periods of high volatility, that cause an exchange to increase the level of a Fund's initial margin payment. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing to a

Fund, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund upon termination of the transaction assuming all contractual obligations have been satisfied.

     Each day that a Fund has an open position in a futures contract or an option on a futures contract it will pay or receive cash, called "variation margin," to or from the futures broker equal to the daily change in value of the
futures contract.  This process is known as "marking to market."   Variation
margin paid or received by a Fund does not represent a borrowing or a loan, but rather represents settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. When a Fund purchases an option on a future, all that is at risk is the premium paid plus transaction costs. Alternatively, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. A Fund may be required to sell securities at a time when such sales are disadvantageous in the event the Fund has insufficient cash to meet daily variation margin requirements. In computing daily net asset value, each Fund will mark to market the current value of any open futures contracts. The Funds expect to earn interest income on their margin deposits.

     Futures contracts can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available; however, there can be no assurance that such a market will exist at any particular time or that a Fund will be able to effect such closing transactions at a favorable price. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If a Fund closes out an open futures contract by entering into an offsetting futures contract, and the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Movements in the prices of futures contracts or options on futures contracts may not correlate perfectly with movements in the prices of the underlying instruments due to certain characteristics of the futures markets. In particular, daily variation margin calls may cause certain participants in futures markets to liquidate futures or options on futures contracts positions to avoid being subject to further calls. These liquidations could distort the normal price relationship between the futures or options and the underlying instruments by increasing price volatility. Temporary price distortion may also be caused by increased participation by speculators in the futures markets as a result of initial margin deposit requirements being less onerous than in the securities markets.

     LIMITATIONS ON FUTURES AND OPTIONS ON FUTURES TRANSACTIONS. The Funds will engage in transactions in futures contracts and options thereon either for bona fide hedging purposes or to seek to increase total return, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission. A Fund may hold positions in futures contracts and related options that do not qualify as bona fide hedging positions if, as a result, the sum of initial margin deposits and premiums paid to establish such positions, after taking into account unrealized profits and unrealized losses on such contracts, does not exceed 5% of the Fund's total assets; provided, however, that in the case of an option which is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

     COMBINED POSITIONS. Each Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one exercise price and buying a call option at a lower price, in order to reduce the risks of the written call option in the event of a substantial price increase. Because combined positions involve multiple trades, they may result in higher transaction costs and may be more difficult to open and close out.

     RISKS IN OPTIONS AND FUTURES TRANSACTIONS. Options and futures can be highly volatile investments and involve certain risks. A decision about whether, when and how to use options and futures involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, or market or interest rate trends. Successful options and futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. There are significant differences between the securities markets, the currency markets and the options and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect prices of the underlying instruments the same way. Imperfect correlation may also result from different levels of demand in the options and futures markets and the markets for the underlying instruments, from structural differences in how options and futures and securities are traded or from imposition of daily price fluctuation limits or trading halts or suspensions by an exchange. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures positions will not track the performance of the Fund's other investments. For example, even the use of an option or a futures contract on a securities index may result in an imperfect correlation since the index generally will be composed of a much broader range of securities than the securities in which a Fund likely is to be invested. To the extent that a Fund's options or futures positions do not match its current or anticipated investments, there is an increased risk that the options or futures positions will not track performance of the Fund's other investments. Moreover, a Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

     Because of the low margin deposits required, futures trading involves a high degree of leverage. A relatively small price movement in futures contracts could result in an immediate and substantial gain or loss to a Fund. Therefore, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract by a Fund.

     There can be no assurance that a liquid secondary market will exist for any particular options or futures contracts at any particular time. On volatile trading days when the price fluctuation limit is reached or a trading halt or suspension is imposed, it may be impossible for a Fund to enter into new positions, close out existing positions or dispose of assets held in a segregated account. These events may also make an option or futures contract difficult to price. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions and potentially require a Fund to continue to hold the position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

     FEDERAL TAX TREATMENT OF OPTIONS AND FUTURES CONTRACTS. The Funds may enter into certain options and futures contracts which may or may not be treated as
Section 1256 contracts or straddles under the Internal Revenue Code. Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of a Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Generally, such gains or losses and gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term and 40% short-term regardless of the holding period of the instrument. A Fund will be required to recognize net gains or losses on such transactions when determining the Fund's distribution requirements even though it may not have closed the transaction and received cash to pay such distribution.

     An options or futures contract may be considered a position in a straddle for tax purposes, in which case a loss on any position in the straddle may be subject to deferral to the extent of unrealized gain in an offsetting position.

     In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income (that is, dividends, interest, income derived from loans of securities and gains from the sale of securities or currencies). Options, futures and forward foreign exchange contracts entered into for an investment purpose are qualifying income. See "Portfolio Management Strategies - Foreign Currency Transactions" for a discussion of forward foreign exchange contracts.

     The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of "offsetting notional principal contracts" (as defined by the Act) or futures or "forward contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. These changes generally apply to constructive sales after June 8, 1997. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

     HYBRID INSTRUMENTS. Each Fund may invest in hybrid instruments, a type of potentially high-risk derivative which combines the characteristics of futures contracts or options with those of debt, preferred equity, or a depository instrument. Generally, a hybrid instrument will be a debt security or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, securities, currencies, intangibles, goods, articles, or commodities, or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indexes and securities indexes. Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency, or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

     Since hybrid instruments reflect a combination of the characteristics of futures or options with those of securities, hybrid instruments may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. Although the risks of a particular hybrid instrument will depend upon the terms of the instrument, such risks may include, without limitation, the possibility of significant changes in the benchmarks or underlying assets to which the instrument is linked. Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer (although credit risk of the issuer is a consideration) of the hybrid instrument and that may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the underlying assets and interest rate movements. The benchmarks and underlying assets to which hybrid instruments are linked may also result in greater volatility and market risk, including leverage risk which may occur when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce greater change in the value of the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain. In addition, hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the needs of the particular investor. See the section of this SAI titled "Types of Securities - Derivative Instruments - Risks in Options and Futures Transactions" above.

     SWAP AGREEMENTS. Each Fund may enter into swap agreements and may purchase or sell related caps, floors and collars. It would enter into these transactions primarily to preserve a desired return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of, or the currency exchange rate applicable to, securities it anticipates purchasing at a later date. The Funds intend to use these techniques for hedging purposes and not for speculation.

     Swap agreements are generally individually negotiated agreements, primarily entered into by institutional investors, in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (that is, the return on, or increase in, value of a particular dollar amount invested at a particular interest rate) in a particular foreign currency or in a "basket" of securities representing a particular index. A Fund's successful use of these instruments will depend, in part, on Heartland Advisors' ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

     Depending on its structure, a swap agreement may increase or decrease the exposure to changes in the value of an index of securities, the value of a particular security or group of securities or foreign currency values. Depending on how it is used, a swap agreement may increase or decrease the overall volatility of a Fund's investments and its net asset value. The performance of a swap agreement is determined by the change in the specific currency, market index or security, or other factors that determine the amounts of payments due to and from a Fund. A Fund's obligation under a swap agreement, which is generally equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement, will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of the segregated account consisting of cash and/or other appropriate liquid assets having a value at least as great as the commitment underlying the obligations.

     Swap agreements may include interest rate caps, which entitle the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount; interest rate floors, which entitle the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     If a swap agreement calls for payments by a Fund, it must be prepared to make such payments when due. If the counterparty's creditworthiness declines, or in the event of a default of the counterparty, the value of the swap agreement would likely decline, potentially resulting in a loss of the amount expected to receive under a swap agreement. A Fund will enter into swap agreements only with counterparties that Heartland Advisors reasonably believes are capable of performing under the swap agreements. The swap market is largely unregulated and swap agreements may be considered to be illiquid.

     FOREIGN INVESTMENTS

     Each Fund may invest up to 25% of its assets directly in the securities of foreign issuers traded outside the United States (Non-U.S. Traded Foreign Securities), except that the Government Fund may invest up to 20% of its assets in Non-U.S. Traded Foreign Securities. Each Fund may also invest without limitation in foreign securities through depository receipts, as discussed below; securities of foreign issuers that are traded on a registered U.S. stock exchange or the Nasdaq National Market; and foreign securities guaranteed by a United States person.

     While investment in foreign securities is intended to reduce risk by providing further diversification, such investments involve certain risks in addition to the credit and market risks normally associated with domestic securities. The value of securities, and dividends and interest earned from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets may have lower trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting, auditing and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of investing overseas, including non-U.S. withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments. Such markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to settle certain transactions. Inability to sell a portfolio security due to settlement problems could result either in a loss to a Fund if the value of the portfolio security subsequently declined, or, if the Fund had entered into a contract to sell the security, could result in possible claims against the Fund.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government regulation than their U.S. counterparts. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including, but not limited to, the possibility of expropriation or nationalization of assets, confiscatory taxation, or restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Heartland Advisors will be able to anticipate these political events or counter their effects.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets
that trade a small number of securities.   Equity securities of foreign
companies with smaller market capitalizations may involve a higher degree of risk than investments in the general foreign equity markets and such securities may be subject to even greater price volatility and may have less market liquidity than equity securities of foreign issuers with larger market capitalizations.

     The Funds may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable where the issuer is domiciled, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     American Depository Receipts ("ADRs") are certificates evidencing ownership of shares of a foreign-based issuer held by a U.S. bank or similar financial institution as depository. Designed for use in U.S. securities markets, ADRs are alternatives to the direct purchase of the underlying securities in their national markets and currencies. The limitations on the Funds' investments in foreign securities do not apply to investments in ADRs or to securities of foreign issuers that are traded on a registered U.S. stock exchange or the NASDAQ National Market. However, ADR holders may not have all of the legal rights of shareholders.

     A Depository Receipt may be sponsored or unsponsored. If a Fund is invested in an unsponsored Depository Receipt, the Fund is likely to bear its proportionate share of the expenses of the depository, and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

     ILLIQUID SECURITIES

     Each Fund may invest in illiquid securities. However, no Fund may acquire illiquid securities if, as a result, more than 15% of the value of the Fund's net assets would be invested in such securities. For purposes of applying this limitation, an "illiquid security" means one that may not be sold or disposed of in the ordinary course of business within seven days at a price approximating the value at which the security is carried by a Fund.

     Under guidelines established by, and the oversight of, Heartland's Board of Directors, Heartland Advisors determines which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), such as securities that may be resold to institutional investors under Rule 144A under the Securities Act and municipal lease obligations, may be considered by Heartland Advisors to be liquid under guidelines adopted by Heartland's Board of Directors. The Board of Directors has determined that private placement notes issued pursuant to Section 4(2) of the Securities Act generally are readily marketable even though they are subject to certain legal restrictions on resale. These securities, as well as Rule 144A securities and municipal lease obligations, deemed to be liquid pursuant to the guidelines adopted by Heartland's Board of Directors, are not treated as being subject to the limitation on illiquid securities.

     Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     Repurchase agreements maturing in more than seven days are deemed to be illiquid.

     To the extent it invests in illiquid or restricted securities, a Fund may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted invests may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a Fund to sell such an investment promptly and at an acceptable price. In addition, if a Fund holds a material percentage of its assets in illiquid or restricted securities, it may experience difficulty meeting its redemption obligations.

     INDEXED SECURITIES

     Each Fund may purchase securities whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. For example, certain debt securities in which a Fund may invest may include securities whose interest rates are determined by reference to one or more specific financial indicators, such as LIBOR, resulting in a security whose interest payments tend to rise and fall together with the financial indicator. Indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified underlying instrument's value increases, resulting in a security that performs similarly to the underlying instrument, or their maturity value may decline when the underlying instrument increases, resulting in a security whose price characteristics are similar to a put on the underlying instrument.

     The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

     The market for indexed securities may be thinner and less active than the market for securities in general, which can adversely affect the prices at which indexed securities are sold. Judgment plays a greater role in valuing certain indexed securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability to value accurately indexed securities and a Fund's ability to dispose of these securities.

     INVESTMENT COMPANIES

     Each Fund may invest in the securities of other investment companies, including unit investment trust or closed-end management companies, as permitted under the 1940 Act. At present, the 1940 Act provisions limit a Fund so that
(a) no more than 10% of its total assets may be invested in securities of other investment companies, (b) it may not own securities of any one investment company having a value in excess of 5% of the Fund's total assets, and (c) it may not own more than 3% of the total outstanding voting stock of any one investment company. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses of the Fund.

      LOAN INTERESTS

     Each Fund may invest in loan interests, which are interests in amounts owed by a municipality or other borrower to lenders or lending syndicates. Loan interests purchased by a Fund will vary in maturity, may be subject to restrictions on resale, are not readily marketable and may be secured or unsecured. They involve the risk of loss in case of default or bankruptcy of the borrower or, if in the form of a participation interest, the insolvency of
the financial intermediary.   If a Fund acquires a loan interest under which the
Fund derives its rights directly from the borrower, such loan interests are separately enforceable by the Fund against the borrower and all payments of interest and principal are typically made directly to the Fund from the borrower. In the event that a Fund and other lenders become entitled to take possession of shared collateral being held in connection with a loan interest as a result of default or insolvency, it is anticipated that such collateral would be held in the custody of an institution for their mutual benefit.

     Typically, the U.S. or foreign commercial bank, insurance company, finance company, or other financial institution that originates, negotiates and structures the loan interest (the "Agent") administers the terms of the loan agreement. As a result, a Fund will generally rely on the Agent to receive and forward to the Fund its portion of the principal and interest payments on the loan. A Fund may also rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower, if necessary. However, a Fund may be required to perform certain tasks on its own behalf in the event the Agent does not perform certain administrative or enforcement functions.

     A Fund may incur certain costs and delays in realizing payment on a loan interest, or suffer a loss of principal and/or interest, in the event the Agent becomes insolvent or enters into receivership or bankruptcy proceedings. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. In addition, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated.

     REAL ESTATE INVESTMENT TRUSTS

     Each Fund may invest up to 10% of its total assets in real estate investment trusts ("REITs") which may own real estate properties ("equity REITs") or may make or purchase mortgages on real estate ("mortgage REITs"). The Government Fund has no present intent to invest in REITs.

     REITs are subject to volatility from risks associated with investments in real estate and investments dependent on income from real estate, such as fluctuating demand for real estate and sensitivity to adverse economic conditions. Equity REITs may be adversely affected by rising interest rates, which may increase the costs of obtaining financing for real estate projects or cause investors to demand a high annual yield from future distributions. Mortgage REITs may experience diminished yields during periods of declining interest rates if they hold mortgages that the mortgagors elect to prepay during such periods. In addition, the failure of a REIT in which a Fund has invested to continue to qualify as a REIT for tax purposes would have an adverse impact on the value of the Fund's investment.

     Some REITs have relatively small market capitalizations, which could increase their market volatility. REITs tend to depend upon specialized management skills and may have limited diversification causing them to be subject to risks inherent in operating and financing a limited number of properties.

     RIGHTS AND WARRANTS

     Each Fund may purchase rights and warrants, which are securities giving the holder the right, but not the obligation, to purchase the underlying securities at a predetermined price during a specified period or perpetually. Rights and warrants are considered more speculative than certain other types of investments because they generally have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. In addition, the prices or rights and warrants do not necessarily move parallel to the prices of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration dates.

     The Government Fund has no present intent to invest in warrants.

     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES; FORWARD COMMITMENTS

     Each Fund may purchase securities on a when-issued or delayed-delivery basis, and may purchase forward commitments. Payment and interest terms of these securities are set out at the time a Fund enters into the commitment to purchase, but normally the securities are not issued, and delivery and payment for such obligations normally does not take place, for a month or more after the purchase date. In a forward commitment transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. Obligations purchased on a when-issued or forward commitment basis involve a risk of loss if the value of the security purchased declines prior to the settlement date, and may increase fluctuation in a Fund's net asset value.

     On the date a Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, it will record the transaction and reflect the value of the obligation in determining its net asset value. In addition, a Fund will establish and maintain, for the term of the position, a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund's obligation under the position.

                        PORTFOLIO MANAGEMENT STRATEGIES

     The following information supplements the discussion of the Funds' investment objectives and policies in their respective prospectuses.

     BORROWING

     Each Fund may borrow from any bank or other person up to 5% of its total assets for temporary purposes. A borrowing is presumed to be for temporary purposes if it is repaid by the Fund within 60 days and is not extended or renewed.

     Each Fund also may borrow solely from banks to facilitate the management of its investment portfolio and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as dollar rolls and reverse repurchase agreements), provided such borrowings for these purposes do not exceed one-third of total assets.

     Currently, each Fund intends to borrow only from banks, for periods not longer than 60 days, in amounts not to exceed 20% of total assets and only for the following purposes: (a) to avoid liquidating securities under circumstances that Heartland Advisors believes are unfavorable to shareholders, such as to meet large or unexpected redemptions or to purchase debt obligations pending receipt of proceeds in the settlement of the sale of other portfolio securities;
(b) when the Fund is scheduled to receive cash in exchange for debt obligations that are being retired, called or exchanged pursuant to a sinking fund or put feature of the instrument. The extent to which a Fund will borrow will depend, among other things, on market conditions and interest rates.

     CONCENTRATION

     The Taxable Short Duration Municipal, Short Duration High-Yield Municipal, High-Yield Municipal Bond and Wisconsin Tax Free Funds may invest 25% or more of their respective total assets in Municipal Obligations that finance similar types of projects or projects in related industry sectors. These could include, for example, projects involving community development, education, health care, hospitals, retirement, single-family or multi-family housing, redevelopment, transportation or various types of utilities. There may be economic, business or political developments or changes that affect all obligations of a similar type, or in related sectors, such as proposed legislation affecting the financing of certain projects, judicial decisions relating to the validity of certain projects or the means of financing them, shortages or price increases of necessary materials, or declining market needs for such projects. Therefore, developments affecting a single industry or the securities financing similar types of projects, could have a significant effect on a Fund's overall performance.

     These Funds also may invest 25% or more of their respective total assets in Municipal Obligations whose issuers or projects financed are located in the same state or other geographic region. If a Fund were to concentrate its investments in such a geographic territory, developments and events that have a greater effect on the economy of that geographic territory than on the national or global economy may tend to have a greater effect on the Fund's net asset value than would be the case for a less geographically concentrated investment portfolio. These Funds may not invest more than 25% of their respective total assets in securities of non-governmental issuers whose principal business activities are in the same industry.

     DURATION

     Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into a single measure. Depending on the relative magnitude of these payments and features, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Duration is a measure of the approximate price sensitivity of a bond (or bond mutual fund) to a one percent (1%) rise or fall in interest rates. The Government Fund generally maintains a duration of three to six years, the Taxable Short Duration

Municipal Fund and Short Duration High-Yield Municipal Fund will have an average portfolio duration of three years or less, and the High-Yield Municipal Bond Fund will have an average portfolio duration of greater than five years. None of the other Funds has specific portfolio duration limitations.

     For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security. Duration is not a static measure or a complete measure of portfolio risk. Changing conditions and perceptions, including market fluctuations and changing credit fundamentals, may modify an obligation's duration and, independently, have other adverse or positive effects on the value of a security.

     Futures, options, and options on futures have durations that, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen a Fund's duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would have.

     FOREIGN CURRENCY TRANSACTIONS

     To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, the Funds may engage in foreign currency transactions on a spot, or cash, basis at the spot rate prevailing in the foreign currency exchange market or through forward foreign currency exchange contracts ("forward contracts"). Forward contracts are contractual obligations to purchase or sell a specific currency at a future date (or within a specified time period) at a price set at the time of the contract. These contracts are usually entered into with banks and broker-dealers, are not exchange traded and are usually for less than one year, but may be renewed.

     The Funds may use these instruments for hedging or any other lawful purpose consistent with their respective investment objectives.

     When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

     In addition, when Heartland Advisors believes that the currency of a particular foreign country may suffer a substantial decline against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency it holds.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, Heartland Advisors believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

     Successful use of forward currency contracts will depend on Heartland Advisors' skill in analyzing and predicting currency values. Forward contracts may substantially change a Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as Heartland Advisors anticipates. For example, if a currency's value rose at a time when Heartland Advisors had hedged a Fund by selling that currency in exchange for U.S. dollars, the Fund would be unable to participate
in the currency's appreciation.   There might be imperfect correlation, or even
no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, a Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by a Fund. There is no assurance that Heartland Advisors' use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time.

     Forward foreign exchange contracts may or may not be treated as Section 1256 contracts or straddles under the Internal Revenue Code. See "Types of Securities - Derivative Instruments - Federal Tax Treatment of Options and Futures Contracts."

     INFLUENCE OR CONTROL OVER PORTFOLIO COMPANIES

     As a shareholder of a portfolio company, each Fund reserves the right to freely communicate its views on matters of policy to the company's management, board of directors and other shareholders when a policy may affect the value of the Fund's investment. In exercising this right, each of the Funds (other than the Government Fund and, to a lesser degree, the Large Cap Value and Mid Cap Value Funds) may, from time to time, use its ownership interest in a portfolio company to seek to influence or control the company's management. For example, a Fund might take steps, either individually or as part of a group, (a) to actively support, oppose or influence a company's decision-making, (b) to seek changes in a company's management or board of directors, (c) to effect the sale of all or some of a company's assets or (d) to vote to participate in or oppose a takeover of a portfolio company or an acquisition by a portfolio company. A Fund would engage in such activities in an effort to protect and maximize the value of its investment on behalf of the Fund's shareholders. The extent to which a Fund might invest for purposes of obtaining control or influencing management would depend, among other things, on facts and circumstances specific to the issuer as well as general market conditions.

     It is expected that only the Value and Value Plus Funds, and to a lesser degree the Mid Cap Value and Large Cap Value Funds, would make investments for control on a selective basis when Heartland Advisors believes it would be in the best interests of the Fund and its shareholders.

     LENDING PORTFOLIO SECURITIES

     Each Fund may lend its portfolio securities to institutional investors or broker-dealers up to a maximum of one-third of its total assets, where such loans are callable at any time and are continuously secured by collateral consisting of cash or liquid assets at least equal to the value of the security lent. The collateral received by a Fund will be invested in short-term debt instruments. A Fund receives amounts equal to earned income for having made the loans. A Fund is the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan period inures to the Fund. Thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities, a Fund takes into account the creditworthiness of the borrower since the Fund could experience costs and delays in recovering loaned securities or exercising its rights to the collateral in the event of bankruptcy of the borrower. A Fund may pay a fee to placing brokers in connection with loans of its portfolio securities.

     REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements with certain banks or nonbank dealers. In a repurchase agreement, a Fund buys a security at one price, and at the time of sale the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements which mature in more than seven days will be treated as illiquid securities under the guidelines adopted by Heartland's Board of Directors and will be subject to each Fund's limitation on investments in illiquid securities. See "Types of Securities - Illiquid Securities" above.

     Heartland Advisors will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value equals or exceeds the repurchase price plus accrued interest. Since the underlying securities are not owned by a Fund but only constitute collateral for the seller's obligation to repay the purchase price, repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of and costs in connection with the disposal of the underlying securities. Although no definitive creditworthiness criteria are used, Heartland Advisors reviews the creditworthiness of the banks and nonbank dealers with which the Funds enter into repurchase agreements to evaluate those risks. A Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

     REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

     Each Fund may enter into reverse repurchase agreements with banks and broker-dealers, under which the Fund sells a portfolio security to such party in return for cash and agrees to repurchase the instrument at a particular price and time. A Fund generally retains the right to interest and principal payments on the security. While a reverse repurchase agreement is outstanding, a Fund will establish and maintain a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund's obligation under the agreement.

     Each Fund may also enter into dollar rolls, in which the Fund would sell securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time of entering into a dollar roll, a Fund will establish and maintain a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund's obligation to buy the securities.

     To the extent the value of the security that a Fund agrees to purchase pursuant to a reverse repurchase agreement or a dollar roll declines, the Fund may experience a loss. Reverse repurchase transactions and dollar rolls may increase fluctuations in the market value of a Fund's assets and may be viewed as a form of leverage. In determining whether to enter into a reverse repurchase agreement or dollar roll, a Fund will take into account the creditworthiness of the counterparty.

     SHORT SALES

     Each Fund (other than the Government Fund) may engage in short sales of securities under certain circumstances. Selling securities "short against the box" involves selling a security that a Fund owns (or has an unconditional right to purchase) for delivery at a specified date in the future to hedge protectively against anticipated declines in the market price of its portfolio's
securities.   If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. A Fund may also engage in short sales of securities of an issuer ("acquirer") that has publicly announced a proposed or a pending transaction in which a portfolio security of the Fund will be converted into securities of the acquirer. A Fund will maintain a segregated collateral account with its custodian to cover open short positions in acquirer securities. If the value of an acquirer's security sold short were to increase relative to the segregated collateral, the Fund would lose the opportunity to participate in the appreciation and may also be required to purchase additional shares of the shorted security to close out the position or settle the position in cash.

     STANDBY COMMITMENTS

     To facilitate portfolio liquidity, the Funds may obtain standby commitments from brokers, dealers or banks with respect to debt securities in their portfolios. A standby commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price, generally equal to the amortized cost of the underlying security plus accrued interest, on certain dates or within a specified period. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing its yield. Standby commitments are subject to the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used, Heartland Advisors evaluates those risks by reviewing the creditworthiness of the brokers, dealers and banks from which a Fund obtains standby commitments to evaluate those risks.


                            INVESTMENT RESTRICTIONS

     Each Fund has adopted the following investment restrictions. Unless otherwise expressly provided herein, any restriction that is expressed as a percentage is adhered to at the time of investment or other transaction; a later change in percentage resulting from changes in the value of a Fund's assets will not be considered a violation of the restriction. Calculations based on total assets do not include cash collateral held in connection with portfolio lending activities.

     Restrictions that are designated as fundamental policies cannot be changed
without the majority approval of shareholders as defined in the 1940 Act.   Non-
fundamental restrictions may be changed by the Heartland Board of Directors without shareholder approval.

     Under the 1940 Act, "majority approval of shareholders" means approval by the lesser of (1) the holders of 67% or more of a Fund's shares represented at a meeting of shareholders at which the holders of at least 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares.

     FUNDAMENTAL RESTRICTIONS COMMON TO THE FUNDS

     As a matter of fundamental policy, which may not be changed without shareholder approval, no Fund may:

     1.   Concentration.  Invest more than 25% of total assets in securities of
          --------------
non-governmental issuers whose principal business activities are in the same industry; provided, however, that there shall be no limitation on the purchase of Municipal Obligations and of securities issued or guaranteed by national governments/1/, their agencies or instrumentalities.

     2.   Real Estate.  Purchase or sell real estate, except the Fund may (i)
          ------------
acquire real estate as a result of ownership of securities or other instruments,
(ii) invest in securities or other instruments backed by real estate, and (iii) invest in securities of companies that are engaged in the real estate business and those that invest in real estate, including, but not limited to, real estate investment trusts.

     3.   Borrowing.  Borrow money or property, except the Fund may (i) make
          ----------
investments or engage in other transactions permissible under the 1940 Act which may involve borrowing, provided that the combination of such activities shall not exceed 33 1/3% of total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), and (ii) borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary purposes. Any borrowing which comes to exceed these limits shall be reduced in accordance with applicable law.

     4.   Loans.  Make loans, except the Fund may (i) acquire publicly
          ------
distributed or privately placed debt securities and purchase debt, (ii) purchase money market instruments and enter into repurchase agreements, and (iii) lend portfolio securities. No Fund may lend portfolio securities if, as a result thereof, the aggregate of all such loans would exceed 33 1/3% of total assets taken at market value at the time of such loan.

     5.   Underwriting.  Underwrite the securities of other persons, except to
          -------------
the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

     6.   Senior Securities.  Issue senior securities, except to the extent
          ------------------
permitted under the 1940 Act.

     7.   Commodity Interests.  Purchase or sell physical commodities unless
          --------------------
acquired as a result of ownership of securities or other instruments, except the Fund may purchase or sell futures contracts, options on futures contracts and other derivative instruments, and it may invest in securities or other instruments backed by physical commodities or in the securities of companies engaged in commodities businesses.

     OTHER FUNDAMENTAL RESTRICTIONS

     In addition to the fundamental instructions common to all the Funds, the Funds have fundamental policies on diversification, pledging of assets, short sales and affiliate transactions, as described below.

     DIVERSIFICATION. Each of the Large Cap Value, Mid Cap Value, Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds (a) may not, with respect to 75% of its total assets, invest more than 5% of the fair market of its assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (b) may not, with respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of an issuer.

     The Value Plus Fund (a) may not, with respect to 75% of its total assets, invest more than 5% of the fair market value of its assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (b) may not invest more than 10% of the fair market value of

_____________________

/1/ For so long as it is the position of the staff of the SEC that foreign governments are industries for purposes of mutual fund policies concerning concentration, they shall not be included within the types of governmental issuers excluded from the Funds' concentration policies.

its total assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Value Plus Fund also may not purchase more than 10% of the outstanding voting securities of an issuer.

     Each of the Value and Government Funds may not invest more than 5% of the fair market value of its assets in securities of any one issuer, except for U.S. Government agency securities and securities backed by the U.S. Government, its agencies or instrumentalities, which may be purchased without limitation. For the purposes of this limitation, the Funds will regard the entity which has the ultimate responsibility for payment of principal and interest as the issuer. In addition, each of the Value and Government Funds may not purchase more than 10% of the outstanding voting securities of an issuer.

     The Taxable Short Duration High-Yield Municipal Fund may not, with respect to 75% of total assets, purchase the securities of any one issuer, except for securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, as a result, (a) more than 5% of total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     The Wisconsin Tax Free Fund may not invest in a security if, as a result thereof, more than 25% of the Fund's total assets would be invested in a single issuer, other than securities issued or guaranteed by the U.S. Government, or a state or territory of the United States, or the District of Columbia, or their agencies, instrumentalities, municipalities or political subdivisions. In addition, the Wisconsin Tax Free Fund may not purchase more than 10% of the outstanding voting securities of an issuer.

     PLEDGING OF ASSETS. Each of the Large Cap Value and Mid Cap Value Funds may not mortgage, hypothecate or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements), short sales, futures, options and other hedging activities. These Funds also will not pledge more than 15% of its net assets to secure its permitted borrowings.

     Each of the Value Plus, Value and Government Funds may not pledge more than 15% of its net assets to secure its permitted borrowings.

     The Taxable Short Duration Municipal Fund has no fundamental policy on pledging of assets.

     Each of the Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds may not mortgage, hypothecate or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings, including reverse repurchase agreements, when-issued and delayed-delivery securities, futures, options and other hedging activities.

     The Wisconsin Tax Free Fund may not pledge more than 10% of its net assets to secure its permitted borrowings.

     SHORT SALES.  The Government Fund may not effect short sales of securities.

     The Value Fund may sell securities short when it either: (a) holds a long position in the same security which equals or exceeds the number of shares sold short, or (b) holds a long position in a security with respect to which there has been a public announcement of a proposed transaction that would result in the conversion of the securities so held into an equal or greater number of shares of the securities sold short; provided that the Fund may not effect any such short sale of securities if, as a result thereof, the aggregate value of all of its open short positions would exceed 5% of the Fund's total assets, or if more than 10% of its net assets would be held as collateral for such short positions.

     The other Funds do not have a fundamental restriction governing short sales.

     AFFILIATE PURCHASES. The Government Fund may not purchase or retain the securities of any issuer if the officers, directors, advisors or managers of the Fund owning beneficially more than 1.5% of the securities of such issuer together own beneficially 5% of such securities; provided no officer or director shall be deemed to own beneficially securities held in other accounts managed by such person or held in employee or similar plans for which such person acts as trustee.

     The other Funds do not have a fundamental restriction governing affiliate purchases.

     NON-FUNDAMENTAL RESTRICTIONS

     Each Fund's investment objective (set forth in its Prospectus) and the following non-fundamental restrictions are subject to change by Heartland's Board of Directors without shareholder approval.

     No Fund may:

     1.   Investment Companies.  Purchase securities of other open-end or
          ---------------------
closed-end investment companies, except as permitted by the 1940 Act.   Subject
to approval by the Heartland Board of Directors, the Fund may invest all (or substantially all) of its assets in the securities of a single open-end investment company (or series thereof) with the same investment objective and substantially the same investment policies and restrictions as the Fund in connection with a "master/feeder" arrangement. The Fund and one or more other mutual funds or other eligible investors with identical investment objectives ("Feeders") would invest all (or a portion) of their respective assets in the shares of another investment company (the "Master") that had the same investment objective and substantially the same investment policies and restrictions as the Feeders. The Fund would invest in this manner in an effort to achieve economies of scale associated with having the Master make investments in portfolio companies on behalf of the Feeders.

     2.   Illiquid Securities.  Purchase a security if, as a result, more than
          --------------------
15% of net assets would be invested in illiquid securities.

     3.   Margin Purchases.  Purchase securities on margin, except that the Fund
          -----------------
may (i) obtain short-term credit necessary for the clearance and settlement of purchases and sales of portfolio securities, and (ii) make margin deposits as required in connection with permissible options, futures, options on futures, short selling and other arbitrage activities.

     4.   Short Sales.   Sell securities short, unless the Fund owns or has the
          ------------
right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission ("SEC") or its staff, and provided that transactions in options, futures, options on futures, or other derivative instruments are not deemed to constitute selling securities short.

     5.   Concentration.  For purposes of a Fund's fundamental restriction on
          --------------
concentration, industries shall be determined by reference to the classifications specified in the Fund's annual and semiannual reports. For so long as it is the position of the staff of the SEC that foreign governments are industries for purposes of such restriction, investments in foreign governments shall be so limited.

     6.   Futures Contracts.  Purchase a futures contract or an option on a
          ------------------
futures contract if, with respect to positions in futures and futures options which do not represent bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions, less the amount by which such positions are in the money within the meaning of the Commodity Exchange Act, would exceed 5% of the Fund's net assets.

     7.   Real Estate Investment Trusts.  Invest more than 10% of its total
          ------------------------------
assets in real estate investment trusts.

                               PORTFOLIO TURNOVER

     Portfolio turnover for each Fund is the ratio of the lesser of annual purchases or sales of portfolio securities by the Fund to the average monthly value of portfolio securities owned by the Fund, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of a Fund's portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned by the Fund during the year. For the fiscal years ended December 31, 1998 and 1997, the portfolio turnover rates for the Funds were as follows:

                                            1998   1997
                                            -----  -----
Large Cap Value Fund                          48%    30%

Mid Cap Value Fund                            47%    48%

Value Plus Fund                               64%    74%

Value Fund                                    36%    55%

Government Fund                               90%   143%

Taxable Short Duration Municipal Fund         N/A    N/A

Short Duration High-Yield Municipal Fund     215%   175%

High-Yield Municipal Bond Fund               223%   439%

Wisconsin Tax-Free Fund                       16%     8%

No information regarding portfolio turnover rates for 1997 and 1998 is available for the Taxable Short Duration Municipal Fund because it did not commence operations until December 29, 1998.


                                   MANAGEMENT

     Heartland is governed by a Board of Directors that oversees its business affairs, and meets regularly to review the Funds' investments, performance and expenses. The Board elects the officers of Heartland and hires the Funds' service providers, including the Funds' investment advisor, Heartland Advisors, Inc. The policy of Heartland is that the majority of Board members are independent of Heartland Advisors. The Directors and officers of Heartland are listed below, together with their principal occupations during the past five years.

                                                                PRINCIPAL OCCUPATION
NAME AND ADDRESS              AGE   POSITION WITH HEARTLAND    DURING PAST FIVE YEARS
----------------              ---   -----------------------    ----------------------
William J. Nasgovitz           54  President and Director*    President, Chief Executive Officer
790 North Milwaukee Street                                    and Director, Heartland Advisors,
Milwaukee, WI  53202                                          Inc., since 1982; Director of Capital
                                                              Investments, Inc., since 1989 (small
                                                              business investment company).

                                                                PRINCIPAL OCCUPATION
NAME AND ADDRESS              AGE   POSITION WITH HEARTLAND    DURING PAST FIVE YEARS
----------------              ---   -----------------------    ----------------------
Willard H. Davidson            80  Director                   Director of Artos Engineering
3726 North Lake Drive                                         Company since 1984; financial and
Milwaukee, WI  53211                                          business consultant since 1984.

Hugh F. Denison                53  Director*                  Educator; Shareholder Ombudsman,
790 North Milwaukee Street                                    Heartland Advisors, Inc., since
Milwaukee, WI  53202                                          January 1998; Vice President, Di-
                                                              rector of Research and Director,
                                                              Heartland Advisors, 1988 to 1996.

Jon D. Hammes                  51  Director                   President, The Hammes Company (a
Suite 305                                                     commercial real estate development
18000 West Sarah Lane                                         company) since 1991.
Brookfield, WI  53045

Patrick J. Retzer              41  Vice President,            Senior Vice President and Director of
790 North Milwaukee Street         Treasurer                  Heartland Advisors, Inc. since 1987;
Milwaukee, WI  53202               and Director*              Treasurer, Heartland Advisors, 1987
                                                              to September 1998.

A. Gary Shilling               62  Director                   President, A. Gary Shilling &
500 Morris Avenue                                             Company, Inc. (economic con-
Springfield, NJ  07081                                        sultants and investment advisors)
                                                              since 1978.

Allan H. Stefl                 55  Director                   Senior Vice President,
800 North Brand Boulevard                                     Communications, Nestle USA, since
Glendale, CA  91203                                           1993.

Linda F. Stephenson            58  Director                   President and Chief Executive Of-
100 East Wisconsin Avenue                                     ficer, Zigman Joseph Stephenson (a
Milwaukee, WI  53202                                          public relations and marketing
                                                              communications firm) since 1989.

Jilaine Hummel Bauer           43  Vice President             Senior Vice President and General
790 North Milwaukee Street                                    Counsel, Heartland Advisors, Inc.
Milwaukee, WI 53202                                           since January 1998; Senior Vice Pres-
                                                              ident, Stein Roe & Farnham
                                                              Incorporated, 1992 to 1997.

Paul T. Beste                  43  Vice President and Prin-   Senior Vice President--Investment
790 North Milwaukee Street         cipal Accounting Officer   Operations, Heartland Advisors, Inc.
Milwaukee, WI 53202                                           since September 1998; Investment
                                                              Operations Officer, Heartland
                                                              Advisors, 1997 to 1998; Director of
                                                              Taxes/Compliance, Strong Capital
                                                              Management, Inc., 1992 to 1997.

                                                                PRINCIPAL OCCUPATION
NAME AND ADDRESS              AGE   POSITION WITH HEARTLAND    DURING PAST FIVE YEARS
----------------              ---   -----------------------    ----------------------
Kenneth J. Della               36  Vice President             Senior Vice President and Treasurer,
790 North Milwaukee Street                                    Heartland Advisors, Inc. since
Milwaukee, WI 53202                                           September 1998; Chief Financial
                                                              Officer, Heartland Advisors, 1995 to
                                                              1998; employed by Heartland
                                                              Advisors since 1992.

Lois J. Schmatzhagen           56  Secretary                  Secretary, Heartland Advisors, Inc.
790 North Milwaukee Street                                    since 1988.
Milwaukee, WI 53202

____________________

* Directors who are "interested persons" (as defined in the 1940 Act) of Heartland Advisors.

     Heartland pays the compensation of the five Directors who are not officers,
directors or employees of Heartland Advisors.   The following compensation was
paid to the other Directors who are not "interested persons" of Heartland Advisors for their services during the fiscal year ended December 31, 1998:

                                                            TOTAL
                                                         COMPENSATION
                            AGGREGATE      PENSION OR   FROM HEARTLAND
                        COMPENSATION FROM  RETIREMENT      AND FUND
        DIRECTOR            HEARTLAND       BENEFITS       COMPLEX
        --------            ---------      ---------       -------
Willard H. Davidson          $32,000          None          $32,000
Jon D. Hammes                $32,000          None          $32,000
A. Gary Shilling             $30,000          None          $30,000
Linda F. Stephenson          $32,000          None          $32,000
Allen H. Stefl*              $ 6,000          None          $ 6,000

__________________________

*    Mr. Stefl joined the Board in October 1998.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of January 29, 1999, no person controlled any of the Funds. As of January 29, 1999, the Directors and officers of Heartland Group, Inc. as a group (13 persons) owned less than 1% of the outstanding shares of the Mid Cap Value Fund, Value Plus Fund, Value Fund, Short Duration High-Yield Municipal Fund, High-Yield Municipal Bond Fund and Wisconsin Tax Free Fund, and owned 3.1% of the Large Cap Value Fund, 2.8% of the Government Fund and 3.9% of the Taxable Short Duration Municipal Fund. As of such date, no person was known to management to own, beneficially or of record, 5% or more of the outstanding shares of any of the Funds except as follows:

RECORD OR BENEFICIAL HOLDER                    FUND                                        NO. OF SHARES (%)
---------------------------                    ----                                        -----------------
Charles Schwab & Co., Inc.                    Large Cap Value                                66,629 (10.6%)
ATTN: Mutual Funds                            Mid Cap Value                                1,582,714 (57.8%)
101 Montgomery Street                         Value Plus                                   2,618,723 (22.1%)
San Francisco, CA  94104-4122                 Value                                        9,219,322 (18.5%)
                                              Government                                     663,246 (12.4%)
                                              Short Duration High-Yield Municipal          4,153,630 (27.4%)
                                              High-Yield Municipal Bond                    2,203,817 (27.5%)

National Financial Services                   Mid Cap Value                                   147,211 (5.4%)
Corporation FBO The Exclusive                 Value Plus                                   1,358,328 (11.5%)
Benefit of Our Customers                      Value                                         3,634,590 (7.3%)
One World Financial Center                    Short Duration High-Yield Municipal          1,809,253 (11.9%)
5th Floor, 200 Liberty Street                 High-Yield Municipal Bond                    1,045,483 (13.1%)
New York, NY  10281-1003

The Trust Company of Knoxville                Value Plus                                   1,330,925 (11.2%)
P.O. Box 789
Knoxville, TN  37901-0789

Heartland Advisors, Inc.                      Large Cap Value                                  43,522 (6.9%)
ATTN:  Ken Della                              Taxable Short Duration Municipal                 10,145 (5.4%)
790 North Milwaukee Street
Milwaukee, WI 53202

Catherine J. Polaski                          Large Cap Value                                  41,888 (6.7%)
5329 Highway 38
Franksville, WI  53126

Mary T. Smarelli and John V. Doherty          Taxable Short Duration Municipal                33,244 (17.8%)
Transit Express Inc., Profit Sharing Acct.
424 W. Cherry Street
Milwaukee, WI  53212-3820

Lorraine J. Koeper                            Taxable Short Duration Municipal                24,155 (12.9%)
4396 N. Wildwood Avenue
Shorewood, WI  53211-1436


                      INVESTMENT ADVISORY AND OTHER SERVICES

     Heartland Advisors provides investment management and administrative services to the Funds pursuant to identical Investment Advisory Agreements with respect to all of the Funds, except the Taxable Short Duration Municipal Fund, for which it provides such services pursuant to a separate Investment Management Agreement and an Administration Agreement. All of these agreements are collectively referred to as the "Management Agreements." William J. Nasgovitz, a Director and the President of Heartland, controls Heartland Advisors by virtue of his ownership of a majority of its outstanding capital stock and serves as its President and a Director. In addition to serving as investment advisor to the Funds, Heartland Advisors also serves as the distributor for the shares of the Funds. Heartland Advisors, founded in 1982, serves as the investment advisor for Heartland's nine equity and fixed income mutual funds, and also provides investment management services for individuals, institutions and retirement plans. As of January 29, 1999 Heartland Advisors had approximately $3 billion in assets under management. Mr. Nasgovitz intends to retain control of Heartland Advisors through the continued ownership of a majority of its outstanding voting stock.

     Under the Management Agreements, each of the Large Cap Value, Mid Cap Value and Value Funds pays Heartland Advisors an annual management fee at the rate of 0.75% of the respective Fund's average daily net assets; the Value Plus Fund pays Heartland Advisors an annual management fee at the rate of 0.70% of the Fund's average daily net assets; the Government Fund pays Heartland Advisors an annual management fee at the rate of 0.65% of the first $100 million of the Fund's average daily net assets, 0.50% of the next $400 million of assets, and 0.40% of assets in excess of $500 million; the Taxable Short Duration Municipal Fund pays Heartland Advisors an annual fee for its investment management services at the rate of 0.45% of the average of the Fund's average daily net assets and an annual fee for its administrative services at the rate of 0.15% of the Fund's average daily net assets; the Short Duration High-Yield Municipal Fund pays Heartland Advisors an annual management fee at the rate of 0.40% of the Fund's average daily net assets; the High-Yield Municipal Bond Fund pays Heartland Advisors an annual management fee at the rate of 0.60% of the Fund's average daily net assets; and the Wisconsin Tax Free Fund pays Heartland Advisors an annual management fee at the rate of 0.65% of the Fund's average daily net assets. The fees are paid in monthly installments. Heartland Advisors has agreed to certain contractual fee waivers and expense reimbursements as discussed in the Funds' Prospectuses.

     The following table sets forth the management fees actually paid by each Fund to Heartland Advisors and the amount of management fees waived by Heartland Advisors for the last three fiscal years or, if shorter, since commencement of the Fund's operations:

                                                   YEAR ENDED DECEMBER 31,
                                               1996         1997         1998
                                            -----------  -----------  -----------
LARGE CAP VALUE FUND (10/11/96):
     Fees actually paid                     $     2,325  $    26,585  $         0
     Fees waived                            $         0  $    13,774  $    63,119
MID CAP VALUE FUND (10/11/96):
     Fees actually paid                     $     6,037  $   184,843  $   308,896
     Fees waived                            $         0  $         0  $         0
VALUE PLUS FUND:
     Fees actually paid                     $   218,448  $ 1,292,331  $ 2,030,188
     Fees waived                            $         0  $         0  $         0
VALUE FUND:
     Fees actually paid                     $10,877,255  $14,673,206  $14,781,523
     Fees waived                            $         0  $         0  $         0
GOVERNMENT FUND:
     Fees actually paid                     $   291,423  $   146,128  $   133,403
     Fees waived                            $    87,427  $   155,522  $   219,542
TAXABLE SHORT DURATION MUNICIPAL FUND
 (12/28/98):
     Fees actually paid                     N/A          N/A          $         0
     Fees waived                            N/A          N/A          $        30

                                                   YEAR ENDED DECEMBER 31,
                                               1996         1997         1998
                                            -----------  -----------  -----------
SHORT DURATION HIGH-YIELD MUNICIPAL FUND
 (1/2/97):
     Fees actually paid                     N/A          $         0  $   443,079
     Fees waived                            N/A          $   214,608  $   144,279

HIGH-YIELD MUNICIPAL BOND FUND (1/2/97):
     Fees actually paid                     N/A          $         0  $   255,237
     Fees waived                            N/A          $    82,569  $    77,559
WISCONSIN TAX-FREE FUND:
     Fees actually paid                     $   789,698  $   819,186  $   889,967
     Fees waived                            $         0  $         0  $         0

     Under the Management Agreements, Heartland Advisors manages the investment operations of the Funds and provides administrative services. Subject to the supervision and control of the Board of Directors, Heartland Advisors is authorized to formulate and maintain a continuing investment program with respect to the Funds and to determine the selection, amount, and time to buy, sell or lend securities or other investments for the Funds, including the selection of entities with or through which such purchases, sales or loans are to be effected. In addition, Heartland Advisors supervises the business and affairs of the Funds and provides such services and facilities as may be required for effective administration of the Funds. Heartland Advisors will permit any of its officers or employees to serve without compensation from the Funds as directors or officers of Heartland if elected to such positions.

     Heartland Advisors at its own expense furnishes all executive and other personnel to the Funds, paying all salaries and fees of the officers and directors of Heartland who are employed by Heartland Advisors or its affiliates. In addition, Heartland Advisors provides office space and other facilities required to render the services set forth above. Heartland Advisors is not required to pay or provide any credit for services provided by Heartland's custodian, transfer agent or other agents without additional costs to Heartland. Moreover, if Heartland Advisors pays or assumes any expenses of Heartland or a Fund which it is not required to pay or assume under the Management Agreements, Heartland Advisors will not be obligated to pay or assume the same or similar expense in the future.

     The Funds bear all their other expenses including all charges of depositories, custodians and other agencies for the safekeeping and servicing of their cash, securities and other property; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption and other agents for the benefit of the Funds; all charges for equipment or services used for obtaining price quotations or for communication with the Funds' custodian, transfer agent or any other agent selected by Heartland; all charges for accounting services provided to the Funds by Heartland Advisors or any other provider of such services; all charges for services of Heartland's independent auditors and legal counsel; all compensation of directors and officers (other than those employed by or who serve as directors of Heartland Advisors or its affiliates), all expenses of Heartland's officers and directors incurred in connection with their services to the Funds, and all expenses of meetings of the directors or committees thereof; all expenses incidental to holding meetings of shareholders, including expenses of printing and supplying to each record-date shareholder notice and proxy solicitation materials, and all other proxy solicitation expenses; all expenses of printing of annual or more frequent revisions of the Funds' prospectuses, statements of additional information and shareholder reports, and of supplying to each then existing shareholder copies of such materials as required by applicable law; all expenses of bond and insurance coverage required by law or deemed advisable by the Heartland Board of

Directors; all brokers' commissions and other normal charges incident to the purchase, sale or lending of portfolio securities; all taxes and governmental fees payable to federal, state or other governmental agencies, domestic or foreign, including all stamp or other transfer taxes; all expenses of registering and maintaining the registration of Heartland under the 1940 Act and, to the extent no exemption is available, expenses of registering shares under the Securities Act of 1933, of qualifying and maintaining qualification of Heartland and of shares of the Funds for sale under the securities laws of various states or other jurisdictions, and of registration and qualification of Heartland under all other laws applicable to Heartland or its business activities; all interest on indebtedness and commitment fees for lines of credit, if any, incurred by Heartland or the Funds; and all fees, dues and other expenses incurred by Heartland in connection with membership in any trade association or other investment company organization. Any expenses that are attributable solely to the organization, operation or business of a particular Fund shall be paid solely out of that Fund's assets. Any expenses incurred by Heartland that are not solely attributable to a particular Fund are apportioned in such a manner as Heartland Advisors determines is fair and appropriate, or as otherwise specified by the Board of Directors.

     The Management Agreements provide that neither Heartland Advisors, nor any of its directors, officers, shareholders, agents or employees shall have any liability to Heartland or any shareholder of Heartland for any error of judgment, mistake of law, loss arising out of any investment, or any other act or omission in the performance by Heartland Advisors of its duties under the agreement, except for loss or liability resulting from willful misfeasance, bad faith or gross negligence on Heartland Advisors' part or from reckless disregard by Heartland Advisors of its obligations and duties under the agreement.

     BOOKKEEPING AND ACCOUNTING AGREEMENT

     Heartland Advisors receives a fee for performing certain bookkeeping and accounting services for the Funds pursuant to a separate agreement with Heartland. For services provided to each Fund, Heartland Advisors receives a monthly fee at an annual rate of $12,500 plus: in the case of the Government Fund, Taxable Short Duration Municipal Fund, Short Duration High-Yield Municipal Fund, High-Yield Municipal Bond Fund and Wisconsin Tax Free Fund, 0.0085 of 1% of each such Fund's average daily net assets over $50 million; in the case of the Large Cap Value Fund, Mid Cap Value Fund and Value Fund, 0.0075 of 1% of each such Fund's average daily net assets over $50 million; and in the case of the Value Plus Fund, 0.008 of 1% of such Fund's average daily net assets over $50 million.

     CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

     Firstar Bank Milwaukee, N.A. acts as custodian for the Funds (the "Custodian"). The Custodian is responsible for, among other things, holding all securities and cash, handling the receipt and delivery of securities, and receiving and collecting income from investments. Subcustodians may provide custodial services for certain assets of the Funds held domestically and outside the U.S. Firstar Mutual Fund Services, LLC acts as transfer and dividend disbursing agent for the Funds. The address for Firstar Bank Milwaukee, N.A. is 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, and the address for Firstar Mutual Fund Services, LLC is P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

     INDEPENDENT PUBLIC ACCOUNTANTS

          PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as independent public accountants for the Funds. In this capacity, the accountants audit the annual financial statements of the Funds and report thereon, prepare and/or review certain regulatory reports and the federal income tax returns, and perform other professional accounting, auditing, tax and accounting services when engaged by Heartland to do so.

                             DISTRIBUTION OF SHARES

     Heartland Advisors acts as principal underwriter and distributor of the shares of the Funds. Heartland Advisors has agreed to use its "best efforts" to distribute the Funds' shares, but has not committed to purchase or sell any specific number of shares. The Distribution Agreement for each Fund will continue in effect from year to year as long as it is approved at least annually by the vote of a majority of the members of Heartland's Board who are not interested persons of Heartland Advisors or the Fund and by the vote of either a majority of Heartland's Board or a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated upon 60 days' written notice by either party and will automatically terminate in the event of its assignment. Under the Distribution Agreement, Heartland Advisors will pay for the costs and expenses of preparing, printing and distributing materials not prepared by a Fund and used by Heartland Advisors in connection with its offering of shares for sale to the public, including the additional costs of printing copies of the prospectus and of annual and interim reports to shareholders other than copies required for distribution to shareholders or for filing under the federal securities laws, and any expenses of advertising incurred by Heartland Advisors in connection with the offering of the shares.

     RULE 12B-1 PLAN

     Each Fund (other than the Wisconsin Tax Free Fund) has adopted a distribution plan (the "Rule 12b-1 Plan") which, among other things, requires it to pay Heartland Advisors, as distributor, a quarterly fee of up to 0.25% of its average daily net assets computed on an annual basis. Heartland Advisors has agreed to certain voluntary fee waivers and expense reimbursements as discussed in the Funds' respective Prospectuses.

     The fee represents compensation for distributing and servicing each Fund's shares. Covered distribution expenses include, but are not limited to, the printing of prospectuses and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, expenses associated with electronic marketing and sales media and communications, and other sales or promotional expenses, including compensation paid to any securities dealer or other person who renders assistance in distributing or promoting the sale of Fund shares, who has incurred any of the aforementioned expenses on behalf of the Fund pursuant to either a Dealer Agreement or other authorized arrangement. Covered servicing expenses include, but are not limited to, costs associated with relationship management, retirement plan enrollment meetings, investment and educational meetings, conferences and seminars, and the cost of collateral materials for such events. Each Fund is obligated to pay fees under the Rule 12b-1 Plan only to the extent of expenses actually incurred by Heartland Advisors, as distributor, for the current year, and thus there will be no carry-over expenses from previous years. No fee paid by a Fund under the Rule 12b-1 Plan may be used to reimburse Heartland Advisors for expenses incurred in connection with another Fund.

     Under the Rule 12b-1 Plan, Heartland Advisors provides the Directors for their review promptly after the end of each quarter a written report on disbursements under the Rule 12b-1 Plan and the purposes for which such payments were made, plus a summary of the expenses incurred by Heartland Advisors under the Rule 12b-1 Plan. In approving the Rule 12b-1 Plan in accordance with the requirements of Rule 12b-1, the Directors considered various factors, including the amount of the distribution fee. The Directors determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit each Fund and its shareholders.

     The Rule 12b-1 Plan will remain in effect until April 30, 2000 and will continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the vote of the Directors, including a majority of the Directors who are not interested persons of Heartland, cast in person at a meeting called for such purpose.

     The Rule 12b-1 Plan may be terminated with respect to each Fund, without penalty, by vote of a majority of the Directors who are not interested persons, or by vote of a majority of the outstanding voting securities of the Fund and shall terminate automatically in the event of any act that terminates the Distribution Agreement with

Heartland Advisors relating to that Fund. Any change in the Rule 12b-1 Plan that would materially increase the distribution cost to the Fund requires shareholder approval; otherwise, it may be amended by the Directors, including a majority of the Directors who are not interested persons, by vote cast in person at a meeting called for the purpose of voting upon such amendment. So long as the Rule 12b-1 Plan is in effect, the selection or nomination of the Directors who are not interested persons is committed to the discretion of such Directors.

     During the fiscal year ended December 31, 1998, the Funds paid the following amounts under the Rule 12b-1 Plan, all of which was spent on compensation to dealers, financial institutions and other service providers, including Heartland Advisors: $0 for the Large Cap Value Fund; $102,965 for the Mid Cap Value Fund; $725,067 for the Value Plus Fund; $4,927,174 for the Value Fund; $133,425 for the Government Fund; $0 for the Taxable Short Duration Municipal Fund; $341,659 for the Short Duration High-Yield Municipal Fund; and $131,814 for the High-Yield Municipal Bond Fund. During the fiscal year ended December 31, 1998, Heartland Advisors waived a portion of its fees; had no fee waivers been in effect, the Large Cap Value Fund, the Taxable Short Duration Municipal Fund, the Short Duration High-Yield Municipal Fund and the High-Yield Municipal Bond Fund would have paid $21,040, $18, $366,790 and $138,665 , respectively, pursuant to the Rule 12b-1 Plan.

PORTFOLIO TRANSACTIONS

     As provided in the Management Agreements, Heartland Advisors is responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In executing such transactions, Heartland Advisors seeks to obtain the best net results for the Funds, taking into account such factors as price (including the brokerage commission or dealer spread), size of order, competitive commissions on similar transactions, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While Heartland Advisors seeks reasonably competitive rates, it does not necessarily pay the lowest commission or spreads available.

     Allocation of portfolio brokerage transactions, including their frequency, to various dealers is determined by Heartland Advisors in its best judgment and in a manner deemed fair and reasonable to the Funds' shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Where more than one broker or dealer is believed to be capable of providing a combination of best net price and execution with respect to a particular portfolio transaction, Heartland Advisors often selects a broker or dealer that has furnished it with investment research products or services such as: economic, industry or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; or services of economic and other consultants. Information so received will enable Heartland Advisors to supplement its own research and analysis with the views and information of other securities firms, and may be used for the benefit of clients of Heartland Advisors other than the Funds. Research services may include advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions
incidental thereto (such as clearance and settlement).   Such selections are not
made pursuant to any agreement or understanding with any of the brokers or dealers. However, Heartland Advisors does in some instances request a broker to provide a specific research or brokerage product or service which may be proprietary to the broker or produced by a third party and made available by the broker and, in such instances, the broker in agreeing to provide the research or brokerage product or service frequently will indicate to Heartland Advisors a specific or minimum amount of commissions which it expects to receive by reason of its provision of the product or service. Heartland Advisors does not agree with any broker to direct such specific or minimum amounts of commissions; however, Heartland Advisors does maintain an internal procedure to identify those brokers who provide it with research products or services and the value of such products or services, and Heartland Advisors endeavors to direct sufficient commissions on client transactions (including commissions on transactions in fixed income securities effected on an agency basis and, in the case of transactions for certain types of clients, dealer selling concessions on new issues of securities) to ensure the continued receipt of research products or services Heartland Advisors feels are useful.

     In a few instances, Heartland Advisors receives from brokers products or services which are used by the Adviser both for investment research and for administrative, marketing, or other non-research or brokerage purposes. Heartland Advisors has a policy of not allocating brokerage business in return for products or services other than brokerage or research services in accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934. In such instances, Heartland Advisors makes a good faith effort to determine the relative proportion of its use of such product or service which is for investment research or brokerage, and that portion of the cost of obtaining such product or service may be defrayed through brokerage commissions generated by client transactions, while the remaining portion of the costs of obtaining the product or service is paid by Heartland Advisors in cash.

     Heartland does not believe the Funds pay brokerage commissions higher than those obtainable from other brokers in return for research or brokerage products or services provided by brokers. Research or brokerage products or services provided by brokers may be used by Heartland Advisors in servicing any or all of its clients (including the Funds), and such research products or services may not necessarily be used by Heartland Advisors in connection with client accounts (including the Funds) which paid commissions to the brokers providing such product or service.

     For particular transactions, the Funds may pay higher commissions to brokers (other than Heartland Advisors) than might be charged if a different broker had been selected, if, in Heartland Advisors' opinion, this policy furthers the objective of obtaining best price and execution. The allocation of orders among brokers and the commission rates paid is reviewed periodically by Heartland's Board of Directors.

     Subject to the above considerations, Heartland Advisors may itself effect portfolio transactions as a broker for the Funds. The commissions, fees or other remuneration received by Heartland Advisors must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities or commodities exchange, or on the Nasdaq Stock Market during a comparable period of time. This standard would allow Heartland Advisors to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors, including a majority of the directors who are not interested persons, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Heartland Advisors are consistent with the foregoing standard.
Brokerage transactions with Heartland Advisors are also subject to such fiduciary standards as may be imposed upon Heartland Advisors by applicable law.

     The Funds will not deal with Heartland Advisors in any transaction in which Heartland Advisors acts as a principal. However, Heartland Advisors may serve as broker to the Funds in over-the-counter transactions conducted on an agency basis. Pursuant to plans adopted by Heartland's Board of Directors for the Funds under, and subject to, the provisions of Rule 10f-3 under the 1940 Act, the Funds may purchase securities in an offering from an underwriter which is a member of an underwriting syndicate of which Heartland Advisors is also a member. The plans and Rule 10f-3 limit the securities that may be so purchased, the time and manner of purchase, the underwriting discount and amount of purchase, and require a review by the Board of Directors of any such transactions at least quarterly.

     During the last three fiscal years, the aggregate commissions on portfolio transactions paid by the Funds were as follows:

                                                 YEAR ENDED DECEMBER 31,
                                               1996        1997        1998
                                            ----------  ----------  ----------
Large Cap Value Fund                        $    4,995  $   16,006  $   20,765
Mid Cap Value Fund                              18,036     120,274     105,727
Value Plus Fund                                149,195     830,002   1,021,269
Value Fund                                   2,822,252   3,925,925   3,453,660
Government Fund                                     75       6,222       5,009
Taxable Short Duration Municipal Fund              N/A         N/A          13
Short Duration High-Yield Municipal Fund           N/A      13,133      28,206
High-Yield Municipal Bond Fund                     N/A       6,730      12,847
Wisconsin Tax Free Fund                         31,509      34,385      12,475

     Of the aggregate commissions on portfolio transactions paid by the Funds during the last three fiscal years, the following amounts were paid to Heartland Advisors as broker:

                                              YEAR ENDED DECEMBER 31,
                                              1996      1997     1998
                                            --------  --------  -------
Large Cap Value Fund                        $      0  $      0  $     0
Mid Cap Value Fund                                 0       306        0
Value Plus Fund                                4,028    12,093   25,357
Value Fund                                   285,057   159,609   99,091
Government Fund                                    0         0        0
Taxable Short Duration Municipal Fund            N/A       N/A        0
Short Duration High-Yield Municipal Fund         N/A         0        0
High-Yield Municipal Bond Fund                   N/A         0        0
Wisconsin Tax Free Fund                            0         0        0

     For the fiscal year ended 1998, the following table presents additional information regarding brokerage commissions paid to Heartland Advisors:

                                                    % OF AGGREGATE DOLLAR AMOUNT
                    % OF AGGREGATE BROKERAGE         OF TRANSACTIONS INVOLVING
                          COMMISSIONS                  PAYMENT OF COMMISSIONS
                   PAID TO HEARTLAND ADVISORS   EFFECTED THROUGH HEARTLAND ADVISORS
                   ---------------------------  ------------------------------------
Value Plus Fund             2.5%                               3.0%
Value Fund                  2.9%                               3.3%

     The table below shows information on brokerage commissions paid by the Funds to brokers or dealers who supplied research services to Heartland Advisors during the fiscal year ended December 31, 1998:

                                             AMOUNT OF COMMISSIONS
                                               PAID TO BROKERS
                                                OR DEALERS WHO
                                                   SUPPLIED              TOTAL DOLLAR
                                            RESEARCH SERVICES TO       AMOUNT INVOLVED
FUND                                          HEARTLAND ADVISORS     IN SUCH TRANSACTIONS
----                                          ------------------     --------------------
Large Cap Value Fund                           $   20,474               $  6,265,777
Mid Cap Value Fund                                105,455                 33,640,915
Value Plus Fund                                   814,732                201,652,895
Value Fund                                      2,665,993                558,915,742
Government Fund                                     1,640                  8,437,890
Taxable Short Duration Municipal Fund                   0                          0
Short Duration High-Yield Municipal Fund                0                          0
High-Yield Municipal Bond Fund                          0                          0
Wisconsin Tax Free Fund                                 0                          0

     Under the 1940 Act, American Physicians Services Group, Inc. may be deemed an affiliated broker-dealer of Heartland Advisors since Heartland Advisors holds or controls more than 5% of its outstanding voting shares. During the Funds' three most recent fiscal years, the Funds placed no portfolio transactions with and paid no broker commissions to American Physicians Services Group, Inc.

     During 1998, the Value Fund owned securities of Dain Rauscher Corporation, one of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940
Act); as of December 31, 1998 the value of those securities was $2,994,250.

     TRADE ALLOCATION POLICY

     Heartland Advisors will seek to treat each client (including the Funds) fairly and equitably, consistent with its obligations under Section 206 of the Investment Advisers Act of 1940, and where applicable, Sections 17(d) and 17(j) of the 1940 Act. In making such allocations, it is recognized that Heartland Advisors will not generally be able to allocate trades pro rata among all accounts (including the Funds) with similar investment objectives and comparable investment positions, especially in small and micro cap securities and certain fixed income investments.

     The principal factors that Heartland Advisors will consider in making allocations among client accounts (including the Funds) are the characteristics and needs of the clients, including: (a) their respective investment objectives,
(b) current securities positions, (c) cash availability for investment or cash needs, and (d) similar factors.

                             DESCRIPTION OF SHARES

     Heartland Group, Inc. is a series company, which means the Board of Directors may establish additional series and classes within series, and may increase or decrease the number of shares in each class or series, all without shareholder approval. The Funds are each a separate mutual fund series of Heartland. Currently, nine series are authorized and outstanding, and there is only one class within each series. The authorized common stock of Heartland consists of one billion shares, par value $0.001 per share. Each share has one vote, and when issued and paid for in accordance with the terms of the offering will be fully paid and non-assessable. Shares have no preemptive, cumulative voting, subscription or conversion rights and are freely transferable. In the interest of economy and convenience, certificates representing shares purchased are not issued. However, such purchases are confirmed to the investor and credited to their accounts on the books maintained by the Funds' transfer agent. The investor will have the same rights of ownership with respect to shares as if certificates had been issued.

     Shareholders have the right to vote on the election of directors at each meeting of shareholders at which directors are to be elected and on other matters as provided by law or the Articles of Incorporation or Bylaws of Heartland. Heartland's Bylaws do not require that meetings of shareholders be held annually. However, special meetings of shareholders may be called for purposes such as electing or removing directors, changing fundamental policies, or approving investment advisory contracts. Heartland may fill vacancies on the Board or appoint new directors; provided, however, that at all times at least two-thirds of the directors have been elected by shareholders. Moreover, pursuant to Heartland's Bylaws, any director may be removed by the affirmative vote of a majority of the outstanding shares of Heartland; and holders of 10% or more of the outstanding shares of Heartland can require that a special meeting of shareholders be called for the purpose of voting upon the question of removal of one or more directors.

     Shareholders of each series of a series company, such as Heartland, vote together with each share of each series in the company on matters affecting all series (such as election of directors), with each share entitled to a single vote. On matters affecting only one series (such as a change in that series' fundamental investment restrictions), only the shareholders of that series are entitled to vote. On matters relating to all the series but affecting the series differently (such as a new investment advisory agreement), separate votes by series are required.


                              PURCHASES AND SALES

     DETERMINATION OF NET ASSET VALUE

     Each Fund's shares are sold at the next determined net asset value per share. Each Fund determines the net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from the Fund's total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.

     Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the latest bid price. Each over-the-counter security for which the last sale price on the day of valuation is available from Nasdaq is valued at that price, or, lacking any sales, at the latest bid price. All other securities traded in the over-the-counter market are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.

     Securities and other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by Heartland's Board of Directors or its designee.

     DEBT SECURITIES. Debt securities are valued by a pricing service approved by Heartland's Board of Directors that uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Debt securities purchased with maturities of 60 days or less shall be valued at acquisition cost, plus or minus any amortized discount or premium. Because Heartland Advisors believes that there currently is no uniform methodology for valuing foreign debt, such securities must be valued pursuant to the fair value procedures adopted by Heartland's Board of Directors.

     ILLIQUID AND THINLY TRADED SECURITIES.   The lack of a liquid secondary
market for certain securities may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio. If market quotations are not available, these securities will be valued in accordance with procedures established by Heartland's Board of Directors. Judgment may, therefore, play a greater role in valuing these securities. Market quotations are generally available on many lower quality and comparable unrated issues only from a limited number of dealers, and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower quality and comparable unrated securities, especially in a thinly traded market.

     FOREIGN INVESTMENTS. In the event that (i) a foreign investment held by a Fund is traded in both a local and foreign form, (ii) each such form may be converted or exchanged for the other, and (iii) Heartland Advisors reasonably determines that the rights and privileges of holders of either form are comparable for valuation purposes, then Heartland Advisors may value the Fund's investment based on the form for which current market quotes are most readily available even if such form is not the form of investment held by the Fund. If Heartland Advisors has reason to believe that circumstances exist which could reasonably be expected to have a material impact on the valuation of one form over the other, such as limitations on the ability to convert or exchange between forms, limitations on foreign ownership of securities or currency regulations, Heartland Advisors shall value the particular investment based on market quotations or a fair value determination with respect to the same form as that held by the Fund.

     On any business day of a Fund on which the principal exchange on which a foreign security is traded is closed (for example, a local holiday), but trading occurs in the U.S. on either a national exchange or over-the-counter as reported by the exchange or through Nasdaq, respectively, then the last sales price from such source shall be used. If no sales price is available from such source, then the prior day's valuation of the security shall be used.

     REDEMPTION-IN-KIND

     Each Fund intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Fund during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of securities or other Fund assets if Heartland Advisors determines that existing conditions make cash payments undesirable. If redemptions were made in kind, the redeeming shareholders may incur a gain or loss for tax purposes and transaction costs.


                     ADDITIONAL INCOME TAX CONSIDERATIONS

     Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code") and, if so qualified, will not be subject to federal income taxes as a regular corporation to the extent its earnings are timely distributed. Each Fund also intends to make distributions as required by the Code to avoid the imposition of a 4% excise tax.

     Each series of a series company, such as Heartland, is treated as a single entity for federal income tax purposes, so that the net investment income and the net realized capital gains and losses of one series are not combined with those of another series in the same company.

     To the extent a Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code.


                            PERFORMANCE INFORMATION

     GENERAL

     From time to time the Funds may advertise their "yield" and "total return." Yield is based on historical earnings and total return is based on historical distributions; neither is intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in that Fund over a one-month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a 12 month period and is shown as a percentage of the investment. "Total return" of a Fund refers to the annual average return for 1-, 5-, and 10-year periods (or for the periods the Fund has been in operation). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends and capital gain distributions and the redemption of the shares at the end of the period.

     Performance information should be considered in light of a particular Fund's investment objectives and policies, characteristics and quality of its portfolio securities, and the market conditions during the applicable period, and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors and possible differences in the methods used in calculating performance information when comparing a Fund's performance to performance figures published for other investment vehicles.

     TOTAL RETURN

     Average annual total return is computed by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods a Fund has been in operation) ended on the date of the respective Fund's balance sheet that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(I + T)/n/ = ERV

      Where:

          P =    a hypothetical initial payment of $1,000;

          T =    average annual total return;

          n =    number of years; and

          ERV = ending redeemable value for a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

     In some circumstances a Fund may advertise its total return for a 1-, 2-, or 3-year period, or the total return since the Fund commenced operations. In such circumstances the Fund will adjust the values used in computing return to correspond to the length of the period for which the information is provided.

     The average annual total returns for the Funds for the one, five and ten-year periods, or, if less, from commencement of operations through December 31, 1998 are as follows:


                                                                   10 YEARS, OR,
                                                                  IF LESS, FROM
                                                                   COMMENCEMENT
FUND                                       1 YEAR       5 YEARS   OF OPERATIONS
----                                       ------       -------   -------------
Large Cap Value Fund (10/11/96)              1.73%        N/A         13.04%
Mid Cap Value Fund (10/11/96)               -7.96%        N/A          8.77%
Value Plus Fund (10/26/93)                 -10.78%      13.01%        13.64%
Value Fund                                 -11.46%      11.74%        14.55%
Government Fund                              8.15%       5.40%         9.22%
Short Duration High-Yield Municipal          3.65%        N/A          5.55%
 Fund (1/2/97)
High-Yield Municipal Bond Fund (1/2/97)      6.66%        N/A          9.17%
Wisconsin Tax Free Fund (4/3/92)             5.41%       5.42%         6.42%


     Because the Taxable Short Duration Municipal Fund first commenced the public offering of its shares on December 28, 1998, no total return information is quoted herein.

     A Fund may also advertise its cumulative total return, which represents the simple change in value of an investment in the Fund over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

     YIELD

     Yield quotations are based on a 30-day (or one-month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                     a-b
                          Yield = 2[(---+1)/6/-1)
                                     cd

     Where:

          a =  dividends and interest earned during the period;

          b =  expenses accrued for the period (net of reimbursements);

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

          d = the maximum offering price per share on the last day of the period.

     Taxable equivalent yield is computed by dividing that portion of the yield of a Fund (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of such Fund that is not tax-exempt.

     Although they may do so in the future, the Large Cap Value, Mid Value Cap and Value Funds typically have not calculated or advertised their yields. Because the Taxable Short Duration Municipal Fund first commenced the public offering of its shares on December 28, 1998, no yield quotations are included herein. The yields (including, where applicable, taxable equivalent yields) for the remaining Funds for the 30 days ended December 31, 1998, were as follows:

                                             30-DAY YIELD ENDED
           FUND                              DECEMBER 31, 1998   TAXABLE EQUIVALENT YIELD
           ----                              -----------------   ------------------------
Value Plus Fund                                    4.1%                   N/A
Government Fund                                    5.5%                   N/A
Short Duration High-Yield Municipal Fund           5.4%                   9.0%/(1)/
High-Yield Municipal Bond Fund                     6.4%                  10.6%/(1)/
Wisconsin Tax Free Fund                            4.5%                   8.3%/(2)/

__________________

(1)  Based on a federal tax rate of 39.6%.

(2) Based on a combined Wisconsin tax rate of 6.8% and a federal tax rate of 39.6%, adjusted for the maximum phase-out of itemized deductions and personal exemptions and adjusted to reflect the deductibility of state taxes, resulting in an effective combined rate of 45.5%.

     When advertising yield, a Fund will not advertise a one-month or a 30-day period which ends more than 45 days before the date on which the advertisement is published.

     COMPARISONS

     Each Fund may, from time to time, compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as quoted by ranking services and publications, such as Lipper, Inc., Morningstar, Inc., CDA Technologies, Forbes, Fortune, Money, Business Week, Value Line, Inc., Kiplinger's, Smart Money, Financial World, Barron's and The Wall Street Journal. These rating services and periodicals rank the performance of the Funds against all funds over specified periods and in specified categories. Each Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that a Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of a Fund.

     From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, common stocks and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and investments in smaller-capitalization companies involve investment risks in addition to those presented by investments in larger-capitalization companies, including the
potential or greater price volatility and lower market liquidity.   In exchange
for greater volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.


                             FINANCIAL STATEMENTS

     The financial statements, related notes and related reports of PricewaterhouseCoopers, LLP, independent public accountants, contained in the Annual Reports to Shareholders of the Funds as of December 31, 1998 and for the fiscal year or period then ended are hereby incorporated by reference. Copies of the Funds' Annual Reports may be obtained without charge by writing to Heartland Advisors, Inc., 790 North Milwaukee Street, Milwaukee, Wisconsin 53202, or by calling 1-800-432-7856 or (414) 289-7000.